As filed with the Securities and Exchange Commission on April 27, 2012

File No. 33-67538

File No. 811-07974

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 25

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 46

Farm Bureau Life Annuity Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266
1-515-225-5400

(Address and Telephone Number of Principal Executive Office)

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐           immediately upon filing pursuant to paragraph (b) of Rule 485;

☒         on May 1, 2012 pursuant to paragraph (b) of Rule 485;

☐           days after filing pursuant to paragraph (a) of Rule 485;

☐           on May 1, 2012 pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Contracts

Farm Bureau Life Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CONTRACT

PROSPECTUS
May 1, 2012

Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for accumulation of Cash Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code. The Company has discontinued sales of the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

The Owner of a Contract ("you" or "your") may allocate premiums and Cash Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Farm Bureau Life Annuity Account (the "Account"), each of which invests in one of the following Investment Options:

American Century Investments

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

VP VistaSM Fund

Calvert Variable Products, Inc.

Calvert VP Nasdaq-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth and Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

Federated Insurance Series Fund

Federated Capital Appreciation Fund II—Primary Shares

Federated Managed Volatility Fund II
(formerly Capital Income Fund II)

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Cash Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown below. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. This Prospectus sets forth the information that a prospective investor should know before investing. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
800-247-4170

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The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: Farm Bureau Life Annuity Account.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Cash Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Cash Surrender Value: The Cash Value less any applicable surrender charge.

The Code: The Internal Revenue Code of 1986, as amended.

The Company ("we", "us" or "our"): Farm Bureau Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

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Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or, when appropriate, by telephone—along with all forms, information and supporting legal documentation (including any required consents) that we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner ("you" or "your"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Cash Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive in good order at our Home Office.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Cash Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount surrendered)(1)	6%	6%
Transfer Processing Fee(2)	$25	$25

(1)  The surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) This amount is not cumulative from Contract Year to Contract Year. We may waive this charge under certain circumstances. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

(2)  We will not assess a transfer processing fee for the first transfer in each Contract Year, but we may assess a charge for each subsequent transfer during a Contract Year. We currently do not assess transfer processing fees for the first twelve transfers during a Contract Year, but may assess a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$30	$30

Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.25%	1.25%
Total Separate Account Annual Expenses	1.25%	1.25%

(3)  We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date and may waive the charge if your initial premium payment, or whenever your Cash Value on the most recent Contract Anniversary, is $100,000 or greater.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2011. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.66%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.66%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2011. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they

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may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.23%

(5)  The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue at least until April 30, 2013.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The expense figures for the one year period in each example take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options. The expense figures for the three, five and ten year periods in each example do not take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$857	$1,316	$1,786	$3,337

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$765	$1,220	$1,686	$3,337

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$305	$933	$1,587	$3,337

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$710	$863	$1,012	$1,746

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2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$616	$763	$905	$1,746

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge).")

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

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SUMMARY OF THE CONTRACT

Issuance of a Contract. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

●  "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

●  "variable" because, to the extent Cash Value is attributable to the Account, Cash Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period. You have the right to return the Contract within 10 days after you receive it (certain states allow 20 days) (see "DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

●  premiums paid, or

●  the Cash Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum of $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT—Premiums.") Premiums greater than $1,000,000 are subject to company approval.

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums").

●  The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

●  At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege").

●  The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

●  Only one transfer from the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that option. If the Cash Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

●  The Company will not assess a transfer processing fee for the first transfer in each Contract Year, but may assess a charge for each subsequent transfer during a Contract Year.

●  The Company currently does not assess transfer processing fees for the first twelve transfers during a Contract Year, but may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

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Partial Surrender. You may surrender part of the Cash Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Surrenders and Surrenders—Partial Surrenders"). Certain partial surrenders may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Surrender or Surrender"). A partial surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Surrender. You may surrender your Contract upon Written Notice in good order on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Surrenders and Surrenders—Surrenders"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

Asset Allocation Program. You may elect to participate in the asset allocation program and allocate all of your premiums to one of the four (4) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

State Variations. Contracts issued in your state may provide different features and benefits from and impose different features and benefits from those described in this prospectus because of state law variations. These differences include, among other things, "free-look" rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of an Owner, and the maximum and current fees and charges for all Contract features and benefits are set forth in the "Fee Tables" section of this prospectus.

Death Benefit. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date).

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Surrender or Surrender"). We deduct this charge from the amount surrendered.

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Contract Year in Which Surrender Occurs	Surrender Charge as a Percentage of Amount Surrendered
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.")

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS—Annual Administrative Charge"). We currently waive this charge:

●  on the Contract Date with an initial premium payment of $100,000 or greater, or

●  if your Cash Value is $100,000 or greater on your most recent Contract Anniversary. We may terminate this waiver at any time.

Transfer Processing Fee. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.25% (approximately 0.86% for mortality risk and 0.39% for expense risk) (see "CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge").

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 5 titled "Annual Investment Option Operating Expenses" lists these fees.

Risk of An Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Cash Surrender Value distributed to you as follows:

●  under a payment option, or

●  in a lump sum (see "PAYMENT OPTIONS").

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FEDERAL TAX MATTERS

The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

Farm Bureau Life Insurance Company

The Company was incorporated on October 30, 1944 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies, disability income insurance policies and annuity contracts. At December 31, 2011, Iowa Farm Bureau Federation owned shares of various classes representing 64.30% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. We are admitted to do business in 18 states: Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

Farm Bureau Life Annuity Account

On July 26, 1993, we established the Account pursuant to the laws of the State of Iowa. The Account:

●  will receive and invest premiums paid to it under the Contract;

●  will receive and invest premiums for other variable annuity contracts we issue;

●  is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. All obligations arising under the Contracts are general corporate obligations of the Company.

The income, gains and losses (realized and unrealized) from the assets of the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to our other income, gains, or losses.

Investment Options

There are currently 37 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was

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formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office at 800-247-4170.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.

VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Value Fund	● This Fund seeks long-term growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

VP VistaSM Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

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Calvert Variable Products, Inc. Calvert Investment Management, Inc. serves as the investment adviser to the Portfolios. Summit Investment Advisers, Inc. serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class (formerly known as Developing Leaders Portfolio)	● This Portfolio seeks capital growth. The portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	● This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series Fund. Federated Equity Management Company of Pennsylvania is the investment adviser to Federated Capital Appreciation Fund II and Federated Managed Volatility Fund II; Federated Investment Management Company is the investment adviser for Federated Prime Money Fund II and Federated Quality Bond Fund II, and the subadviser for Federated Managed Volatility Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Capital Appreciation Fund II—Primary Shares	● This Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that the adviser believes offer superior growth prospects or of companies whose stock, the adviser believes, is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts), and may also invest in convertible securities and preferred stocks of these domestic and foreign companies.

Federated Managed Volatility Fund II (formerly Capital Income Fund II)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential-e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as "junk bonds" or "high-yield bonds") and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's prospectus.

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Portfolio	Investment Objective(s) and Principal Investments
Federated Prime Money Fund II	● This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Federated Quality Bond Fund II—Primary Shares	● This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

Fidelity® Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

Fidelity VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.

Fidelity VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund. Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund—Class 2	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small Cap Value Securities Fund—Class 2	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund—Class 2	● This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

Franklin U.S. Government Fund—Class 2	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund—Class 2	● This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund—Class 2	● This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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JPMorgan Insurance Trust. J.P. Morgan Investment Management, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Mid-Cap Growth Portfolio	● This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell MidCap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.

New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America". The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

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Portfolio	Investment Objective(s) and Principal Investments
Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This fund is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.) We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing

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distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Cash Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Cash Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

●  operate the Account as a management investment company under the 1940 Act,

●  deregister the Account under that Act in the event such registration is no longer required, or

●  combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of FBL Marketing Services, LLC ("FBL Marketing"). Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums" for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special

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federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do not apply a maximum age for owners on the Contract Date.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

The Company no longer offers the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date. Premiums greater than $1,000,000 are subject to Company approval.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators.

Free-Look Period

We provide for an initial "free-look" period during which time you have the right to return the Contract within 10 days after you receive it. (If you reside in Idaho, North Dakota or Wisconsin, you are allowed to return the Contract within 20 days after you receive it. Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

●  premiums paid, or

●  the Cash Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you

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of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All investment percentages must be in whole numbers.)

●  Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We also will allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

●  At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

●  We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

●  You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Cash Value among the Subaccounts or the Declared Interest Option.

●  You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

●  You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program").

Because the Cash Value in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Cash Value

The variable Cash Value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial surrenders, transfers and charges assessed. The Company does not guarantee a minimum variable Cash Value, and, because your Contract's variable Cash Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Cash Value. Your Contract's variable Cash Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by

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the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

●  any premiums paid, and

●  any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

●  any amounts surrendered,

●  applicable charges assessed, and

●  any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of:

1.  the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.  the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.  the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.  any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.  the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request (in good order) at our Home Office.

●  The minimum amount of each transfer is $100 or the entire amount in that Subaccount or the Declared Interest Option, if less.

●  Only one transfer from the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that investment option.

●  If a transfer would reduce the Cash Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

●  The Company will not assess a transfer processing fee for the first transfer in each Contract Year, but may assess a charge for each subsequent transfer during a Contract Year.

●  The Company currently does not assess the transfer processing fees for the first twelve transfers during a Contract Year, but may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

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●  We process transfers at the unit values next determined after we receive your request in good order at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION—Transfers from Declared Interest Option.")

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the number of Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

Additional Limitations on Transfers. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

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If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, asset rebalancing programs, or asset allocation program.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include requiring you to make your transfer requests in writing through the U.S. Postal Service and otherwise restricting telephone transfer privileges.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should

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assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies ("variable contracts"). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Surrenders and Surrenders

Partial Surrenders. You may surrender part of the Cash Value upon Written Notice at any time before the Retirement Date.

●  The minimum amount which you may partially surrender is $500.

●  If your partial surrender reduces your Cash Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial surrender based on the net asset value next determined after we receive your Written Notice in good order at our Home Office. This means that if we receive your Written Notice for partial withdrawal in good order prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal in good order at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) You may elect to have any applicable surrender charge deducted from your remaining Cash Value or the amount partially surrendered. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

You may specify the amount of the partial surrender to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated

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Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial surrender from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Cash Value on the date we receive your request at our Home Office.

Should your partial surrender result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the surrender and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial surrender, we will pay the Cash Surrender Value within seven days of receipt of your original Written Notice at our Home Office.

Surrender. You may fully surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your written request in good order and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Cash Surrender Value distributed to you as follows:

●  under a payment option, or

●  in a lump sum.

Facsimile Requests. You may request a partial or complete surrender of your Contract via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial or complete surrender will be effective as of the end of the Valuation Period during which we receive the request in good order at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

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We may terminate this privilege at any time.

Surrender and Partial Surrender Restrictions. Your right to make partial surrenders and full surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with the plan sponsor or otherwise, that any surrender or partial withdrawal requested from a Contract issued in connection with a qualified plan under Section 403(b) of the Code comply with applicable tax requirements before we process the request. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS—Taxation of Annuities" and "—Taxation of Qualified Contracts."

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free transfers currently permitted during a Contract Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  If you elect to participate in the asset allocation program, then your Cash Value will automatically be rebalanced annually to maintain the Subaccounts and percentage for your selected asset allocation model.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

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●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of Written Notice at our Home Office.

●  This feature is considered in the twelve free transfers currently permitted during a Contract Year. All transfers made on the same date count as one transfer.

●  This feature is free and cannot be utilized in combination with the asset allocation, automatic rebalancing, or systematic withdrawal, programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

●  You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

●  You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

●  The minimum amount which you may withdraw is $100.

●  The maximum amount which you may withdraw is that which would leave the remaining Cash Value equal to $2,000.

●  After the first Contract Year, you may annually withdraw a maximum of 10% of Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge."

●  Withdrawals in excess of 10% of Cash Value as of the most recent Contract Anniversary are subject to a surrender charge.

●  Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

●  You may change the amount and frequency upon written request to our Home Office.

●  This feature cannot be utilized in combination with dollar cost averaging program.

We may terminate the automatic rebalancing, dollar cost averaging and systematic withdrawal privileges at any time.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Contract. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service we make available to assist you in selecting Investment Options under your Contract. You may elect to allocate all of your premiums to one of the model portfolios of the asset allocation program. If you elect to participate in the asset allocation program at any time after the issuance of the Contract, we will reallocate your Cash Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the unit values for the Subaccounts calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the unit values calculated as of 3:00 p.m. on the following Business Day.

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If you elect to participate in the asset allocation program, you must include all your Cash Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment advisor, and will have an advisory relationship with each Owner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of premium and Cash Value allocated to each Investment Option.

There are currently (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

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Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Cash Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Cash Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Cash Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. FIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Contract.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Owners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Owners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Owners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Cash Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment advisor to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives. FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment advisor for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University

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Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment advisor and are not providing any investment advice in making the asset allocation program available under the Contract.

If you elect to participate in the asset allocation program:

●  You can participate in the systematic withdrawal program.

●  You can surrender all or part of your Cash Value.

●  You cannot also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Death Benefit Before the Retirement Date

If an Annuitant (who must always be the Owner) dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary, which is equal to the greater of:

●  premiums paid, less any partial surrenders (including applicable surrender charges), or

●  the Cash Value.

In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value.

We will pay the death benefit to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a payment option.

There is no death benefit payable if the Owner dies after the Retirement Date.

We are required, by federal tax law applicable to Non-Qualified Contracts, to distribute the Cash Value to the Beneficiary within five years of the deceased Owner's death. This requirement is considered satisfied if proceeds are distributed over the life of the Beneficiary (or a period not exceeding the life expectancy of the Beneficiary), provided they begin within one year of the Owner's death. However, if the deceased Owner's spouse is the designated Beneficiary, he or she may continue the Contract as the new Owner.

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Under current federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse. You should consult a tax advisor for more information on this subject.

If the Owner dies on or after the Retirement Date, any remaining payments will be distributed under the payment option in effect on the Owner's date of death.

Other rules may apply to a Qualified Contract.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. There is no charge for this rider.

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If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

a)  is the Cash Value; and

b)  is the sum of all premium payments less the sum of all partial surrender reductions (described below).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

A partial surrender reduction is equal to a) multiplied by the ratio of b) divided by c) where:

a)  is the death benefit immediately prior to partial surrender;

b)  is the amount of the partial surrender; and

c)  is the Cash Value immediately prior to partial surrender.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Cash Value being less than the premium payments received minus any partial surrender reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Paid	Total Premiums Cash Value	Incremental Gain	Death Benefit	Death Benefit
5/1/2012	$100,000	$100,000	$0	$100,000	$0
5/1/2031	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2030, and there were no partial surrenders made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Annuitant to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity payment option with payments guaranteed for ten years, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Cash Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value on the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

●  we must receive Written Notice at the Home Office at least 30 days before the current Retirement Date;

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●  the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

●  the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.

Payments

We will usually pay any surrender, partial surrender or death benefit within seven days of receipt of a written request in good order at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

●  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

●  the SEC permits by an order the postponement for the protection of Owners; or

●  the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

If, under SEC rules, the Federated Prime Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in good order.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial and complete surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about your account to government regulators.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Contract, and you agree that, so long as

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we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Contract.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

●  necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

●  necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

●  necessary to reflect a change in the operation of the Account; or

●  the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Cash Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, partial surrenders taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Cash Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in the state of Utah.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests

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therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Cash Value allocated to the Declared Interest Option (the "Declared Interest Option cash value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Cash Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option cash value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option cash value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option cash value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option cash value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option cash value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Cash Value. The Declared Interest Option cash value is equal to:

●  amounts allocated and transferred to the Declared Interest Option, plus

●  interest credited, less

●  amounts deducted, transferred or surrendered.

Transfers from Declared Interest Option

Only one transfer from the Declared Interest Option is allowed to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option cash value on the date of transfer. However, if the balance after the transfer would

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be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Surrender or Surrender. We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years.

Contract Year in Which Surrender Occurs	Charge as Percentage of Amount Surrendered
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Cash Value in determining the Cash Surrender Value. For a partial surrender, the surrender charge may, at the election of the Owner, be deducted from the Cash Value remaining after the amount requested is withdrawn or from the amount of the surrender requested.

Amounts Not Subject to Surrender Charge. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge (the "10% withdrawal privilege"). (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) Under the 10% withdrawal privilege, you may receive up to 10% of the Cash Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Cash Value each withdrawal represents on your most recent Contract Anniversary. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Cash Value at the Retirement Date. We do not apply a surrender charge if you elect to receive payment option 1 or a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may partially or completely surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

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Annual Administrative Charge

We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Cash Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge as follows:

●  on the Contract Date with an initial premium payment of $100,000 or greater, or

●  if your Cash Value is $100,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee

We currently do not assess the transfer processing fees for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.25% (daily rate of 0.0034035%) (approximately 0.86% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Cash Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

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PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. You may choose a lump sum payment under a Living Tradition AccountTM ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA. Any interest paid on proceeds held in the LTA are currently taxable.

Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial surrender you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The payment option agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period

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will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1, 2 and 4 may not satisfy the minimum required distributions rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Option 1—Interest Income. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term. The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

Option 4—Income for Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Option 6—Joint and One-Half to Surviving Spouse. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

Option 7—Joint and 100% to Survivor Monthly Life Income Option. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Payment Options:

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under the option in effect, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a payment option upon receipt of your Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

●  the form and duration of the payment option chosen;

●  the payee's age and sex;

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●  the amount of proceeds applied to purchase the fixed annuity payments; and

●  the applicable annuity purchase rate.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

●  the total proceeds would be less than $2,000;

●  the amount of each payment would be less than $20; or

●  the payee is an assignee, estate, trustee, partnership, corporation or association.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

●  the dollar amount of proceeds being applied to a payment option;

●  the payment option selected;

●  the age and sex of the Annuitant; and

●  the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "Variable Payment Options—Transfer of Annuity Units" below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

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The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)  is the annuity unit value for the immediately preceding Valuation Period;

(b)  is the net investment factor for that Valuation Period (described below); and

(c)  is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)  is the net result of:

1.  the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.  the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.  the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.  any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y)  is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)  is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

●  refuse the election of a payment option if total proceeds are less than $5,000;

●  refuse to make payments of less than $50 each; or

●  make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m.

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central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders. Upon Written Notice, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial surrenders of the dollar amounts allocated to a payment option. The surrender value is equal to:

(a)  the commuted value of remaining payments in a payment option; MINUS

(b)  a commutation fee that varies by year since the effective date.

The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. This means that if we receive your Written Notice to surrender in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

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The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

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FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

●  purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

●  receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Cash Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. The Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account asses may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance

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in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

●  if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

●  if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Cash Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner. A non-natural Owner of an annuity Contract (such as a corporation or a trust) generally must include any excess of cash value over the "investment in the contract" as

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income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

●  the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

●  the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

●  the Contract is issued in connection with certain Qualified Plans;

●  the Contract is purchased by an employer upon the termination of certain Qualified Plans;

●  the Contract is used in connection with a structured settlement agreement; or

●  the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial and Complete Surrenders. Under Section 72(e) of the Code, if a partial surrender is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial surrender is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Cash Value immediately before the partial surrender exceeds the investment in the Contract at that time. Any additional amount surrendered is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

●  if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

●  if distributed under a payment option, they are taxed in the same way as annuity payments. For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

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Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

●  made on or after the taxpayer reaches age 59 1/2;

●  made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

●  attributable to the taxpayer becoming disabled;

●  as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

●  made under certain annuities issued in connection with structured settlement agreements;

●  made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

●  any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

●  a transfer of ownership of a Contract,

●  the designation of an Annuitant, payee or other Beneficiary who is not also the Owner,

●  the selection of certain Retirement Dates, or

●  the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or

47

employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

Multiple Contracts

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

●  contributions in excess of specified limits;

●  distributions prior to age 59 1/2 (subject to certain exceptions);

●  distributions that do not conform to specified commencement and minimum distribution rules; and

●  other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime.

48

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Please consult your tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation included in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the Performance Enhanced Death Benefit or Incremental Death Benefit Rider in the Contract comport with IRA qualification requirements. The value of such death benefits may need to be considered in calculating minimum required distributions. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. A

49

special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

●  before age 59 1/2 (subject to certain exceptions), or

●  during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

●  elective contributions made in years beginning after December 31, 1988;

●  earnings on those contributions; and

●  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

●  death of the employee,

●  attainment of age 59 1/2,

●  severance of employment,

●  disability, or

●  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Contract was issued in connection with a qualified plan under Section 403(b) of the Code, we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits. The Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because this death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement or distribution of benefits (including minimum distribution rules) may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company's Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We

50

reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Federal Estate Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer ("GST") tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul.2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity

51

purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, FBL Marketing Services, LLC ("FBL Marketing") for the distribution, sale and servicing of the Contracts. FBL Marketing sold and services the Contracts through its registered representatives.

FBL Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose.

We pay commissions to FBL Marketing for the sale of the Contracts by its registered representatives. The maximum commissions payable for Contract sales will be 4% of the premiums paid under a Contract during each Contract Year. Managers of FBL Marketing's registered representatives may also receive commission overrides of up to 25% of the registered representatives' commissions.

FBL Marketing passes through all commissions it receives to its registered representatives and does not retain any commissions as distributor for the Contracts. However, under the distribution agreement with FBL Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

To cover costs and expenses associated with facilitating Contract sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

Because registered representatives of FBL Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits, financing arrangements such as loans and advances, and non-cash compensation items that we may provide jointly with FBL Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, FBL Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. FBL Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts,

52

including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

We have discontinued new sales of the Contracts to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of FBL Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Cash Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Cash Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted

53

upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited consolidated balance sheets of the Company as of December 31, 2011 and 2010, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2011 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2011 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-07974

54

APPENDIX A

Condensed Financial Information

The Account commenced operations on December 13, 1993; however, no premiums were received until January 3, 1994. Except where otherwise noted, the information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Inflation Protection Bond Fund(1)
2006	$10.000000	$10.177541	3,706.896452
2007	$10.177541	$11.024132	44,012.226361
2008	$11.024132	$10.748284	114,277.710837
2009	$10.748284	$11.726039	74,574.265389
2010	$11.726039	$12.203191	90,032.719811
2011	$12.203191	$13.511382	43,827.601793
American Century VP Mid Cap Value Fund(1)
2006	$10.000000	$11.519181	11,143.478258
2007	$11.519181	$11.113469	75,065.615014
2008	$11.113469	$8.303738	80,014.488794
2009	$8.303738	$10.657731	76,757.584014
2010	$10.657731	$12.552416	63,868.267213
2011	$12.552416	$12.313327	57,561.279639
American Century VP Ultra Fund(2)
2001	$10.000000	$10.921483	8,218.559963
2002	$10.921483	$8.336414	45,744.197491
2003	$8.336414	$10.284170	93,840.883825
2004	$10.284170	$11.241774	163,290.213083
2005	$11.241774	$11.343728	201,597.920280
2006	$11.343728	$10.836955	225,319.639244
2007	$10.836955	$12.952888	211,795.329384
2008	$12.952888	$7.485198	202,862.454945
2009	$7.485198	$9.942483	195,391.756443
2010	$9.942483	$11.398087	170,940.813191
2011	$11.398087	$11.378978	142,039.027077
American Century VP Value Fund(1)
2006	$10.000000	$11.450530	7,028.908805
2007	$11.450530	$10.726836	43,122.895805
2008	$10.726836	$7.757385	56,588.737498
2009	$7.757385	$9.183642	51,267.575081
2010	$9.183642	$10.286897	56,993.467162
2011	$10.286897	$10.264510	48,202.703108

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Vista Fund(2)
2001	$10.000000	$10.142488	3,010.903165
2002	$10.142488	$8.042978	25,706.455981
2003	$8.042978	$11.298745	50,074.912684
2004	$11.298745	$12.902780	137,087.098324
2005	$12.902780	$13.781495	204,304.728934
2006	$13.781495	$14.839514	249,982.625024
2007	$14.839514	$20.488517	287,030.843176
2008	$20.488517	$10.395278	282,173.225466
2009	$10.395278	$12.574024	280,986.975331
2010	$12.574024	$15.383850	251,728.766794
2011	$15.383850	$13.995952	198,730.852913
Calvert VP Nasdaq-100 Index Portfolio(2)(3)
2001	$10.000000	$13.639226	21,180.759362
2002	$13.639226	$8.418052	113,052.642227
2003	$8.418052	$12.359273	239,917.950255
2004	$12.359273	$13.438085	353,670.013401
2005	$13.438085	$13.444744	420,790.026477
2006	$13.444744	$14.165022	428,480.535351
2007	$14.165022	$16.578963	407,469.409367
2008	$16.578963	$9.512567	382,384.624272
2009	$9.512567	$14.424342	383,213.086640
2010	$14.424342	$17.038568	332,401.815481
2011	$17.038568	$17.338310	293,789.879247
Calvert VP Russell 2000 Small Cap Index Portfolio(2)(4)
2001	$10.000000	$12.244342	10,938.381690
2002	$12.244342	$9.546605	87,644.353676
2003	$9.546605	$13.788526	174,050.430941
2004	$13.788526	$16.030299	283,079.674665
2005	$16.030299	$16.469199	423,314.011249
2006	$16.469199	$19.132157	478,548.455931
2007	$19.132157	$18.479016	520,416.152540
2008	$18.479016	$12.052453	507,042.845585
2009	$12.052453	$15.022537	468,141.964259
2010	$15.022537	$18.706480	392,202.621889
2011	$18.706480	$17.575575	335,385.283049

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Calvert VP S&P MidCap 400 Index Portfolio(2)(5)
2001	$10.000000	$11.953234	23,279.255577
2002	$11.953234	$10.017150	140,545.206010
2003	$10.017150	$13.332427	249,852.732391
2004	$13.332427	$15.244220	362,109.545747
2005	$15.244220	$16.856168	503,542.404491
2006	$16.856168	$18.268563	579,534.574563
2007	$18.268563	$19.374652	567,364.639479
2008	$19.374652	$12.125260	516,526.869252
2009	$12.125260	$16.333059	473,280.002013
2010	$16.333059	$20.322123	402,895.238020
2011	$20.322123	$19.625106	354,745.636647
Dreyfus Variable Investment Fund Appreciation Portfolio—Initial Share Class(2)
2001	$10.000000	$10.545102	7,411.686736
2002	$10.545102	$8.673357	51,576.288092
2003	$8.673357	$10.379911	120,858.798892
2004	$10.379911	$10.768764	162,843.653236
2005	$10.768764	$11.101644	232,766.972416
2006	$11.101644	$12.772676	291,949.934928
2007	$12.772676	$13.514281	425,765.074530
2008	$13.514281	$9.402425	451,573.761402
2009	$9.402425	$11.381419	363,398.865121
2010	$11.381419	$12.961770	381,036.111681
2011	$12.961770	$13.958020	321,666.578800
Dreyfus Variable Investment Fund Growth and Income Portfolio—Initial Share Class(2)
2001	$10.000000	$10.712789	3,462.659348
2002	$10.712789	$7.899624	44,355.620464
2003	$7.899624	$9.875674	86,669.940919
2004	$9.875674	$10.481966	122,297.675102
2005	$10.481966	$10.699922	146,426.259602
2006	$10.699922	$12.102827	141,762.822411
2007	$12.102827	$12.962535	139,656.177891
2008	$12.962535	$7.627877	127,773.567487
2009	$7.627877	$9.702514	128,048.077096
2010	$9.702514	$11.364919	121,259.209058
2011	$11.364919	$10.912427	104,289.240229

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Dreyfus Variable Investment Fund International Equity Portfolio—Initial Share Class(2)
2001	$10.000000	$10.849521	1,409.988455
2002	$10.849521	$9.007166	15,471.276510
2003	$9.007166	$12.712747	31,202.543437
2004	$12.712747	$15.642764	58,548.993859
2005	$15.642764	$17.730345	109,579.695704
2006	$17.730345	$21.596855	290,848.762238
2007	$21.596855	$24.982450	561,140.012620
2008	$24.982450	$14.254863	601,360.904928
2009	$14.254863	$17.637231	685,458.187247
2010	$17.637231	$19.164942	716,087.660120
2011	$19.164942	$16.150692	481,583.351976
Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio—Initial Share Class(2)(6)
2001	$10.000000	$11.262928	2,938.187192
2002	$11.262928	$8.996053	79,879.120887
2003	$8.996053	$11.702012	141,920.940605
2004	$11.702012	$12.869112	216,037.980008
2005	$12.869112	$13.448538	278,594.922321
2006	$13.448538	$13.784928	304,073.858326
2007	$13.784928	$12.107317	285,099.775902
2008	$12.107317	$7.462336	261,543.233239
2009	$7.462336	$9.289156	272,565.436511
2010	$9.289156	$12.031887	249,871.925513
2011	$12.031887	$10.239265	204,336.518782
Dreyfus Socially Responsible Growth Fund—Service Share Class(2)
2001	$10.000000	$10.647350	1,220.691492
2002	$10.647350	$7.451791	19,331.740742
2003	$7.451791	$9.255543	32,198.852724
2004	$9.255543	$9.684021	43,959.901006
2005	$9.684021	$9.885311	59,040.691124
2006	$9.885311	$10.638703	64,382.401444
2007	$10.638703	$11.294492	66,306.163775
2008	$11.294492	$7.296701	61,033.923402
2009	$7.296701	$9.617013	60,062.467300
2010	$9.617013	$10.878845	58,694.015981
2011	$10.878845	$10.816147	51,313.663850

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
EquiTrust Blue Chip Portfolio—Initial Class(7)
1998	$19.644248	$23.076586	1,405,038.490515
1999	$23.076586	$27.550162	1,605,404.332352
2000	$27.550162	$24.891473	1,700,516.513888
2001	$24.891473	$21.806390	1,684,175.582512
2002	$21.806390	$17.427981	1,607,819.126576
2003	$17.427981	$21.637114	1,577,446.577893
2004	$21.637114	$22.667069	1,578,013.508474
2005	$22.667069	$22.900018	1,436,669.519897
2006	$22.900018	$26.561339	1,291,337.900347
2007	$26.561339	$27.933646	1,294,560.939741
2008	$27.933646	$19.223449	1,206,200.462642
2009	$19.223449	$22.394722	1,133,327.600304
2010	$22.394722	$24.610271	1,019,666.631506
2011 (1/1/11 to 7/15/11)	$24.610271	—	—
EquiTrust High Grade Bond Portfolio—Initial Class(7)
1998	$12.638724	$13.424249	478,226.393161
1999	$13.424249	$13.200202	610,691.272284
2000	$13.200202	$14.489917	504,863.107450
2001	$14.489917	$15.613257	640,404.025303
2002	$15.613257	$16.711995	852,596.616078
2003	$16.711995	$17.402442	861,472.193432
2004	$17.402442	$17.926161	914,545.998455
2005	$17.926161	$18.175385	1,066,677.830300
2006	$18.175385	$18.810277	1,162,034.121541
2007	$18.810277	$19.596315	1,299,802.302930
2008	$19.596315	$19.048956	1,148,170.952151
2009	$19.048956	$21.054289	1,081,278.531137
2010	$21.054289	$22.480051	969,805.444280
2011 (1/1/11 to 7/15/11)	$22.480051	—	—

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
EquiTrust Managed Portfolio—Initial Class(7)
1998	$14.812821	$13.353071	2,135,009.594475
1999	$13.353071	$12.732614	1,655,918.646748
2000	$12.732614	$16.021408	1,124,377.006654
2001	$16.021408	$17.108025	1,222,742.732976
2002	$17.108025	$16.593129	1,313,017.993112
2003	$16.593129	$20.114070	1,329,756.309732
2004	$20.114070	$21.570415	1,415,759.465111
2005	$21.570415	$22.270721	1,636,807.017230
2006	$22.270721	$24.636017	1,686,234.717289
2007	$24.636017	$25.758777	1,673,006.238951
2008	$25.758777	$20.367445	1,526,183.388126
2009	$20.367445	$23.821795	1,387,416.041185
2010	$23.821795	$27.068881	1,177,215.839431
2011 (1/1/11 to 7/15/11)	$27.068881	—	—
EquiTrust Money Market Portfolio—Initial Class(7)
1998	$11.490613	$11.918652	196,131.265936
1999	$11.918652	$12.311317	277,902.542187
2000	$12.311317	$12.879016	311,127.565808
2001	$12.879016	$13.170669	421,395.027899
2002	$13.170669	$13.159560	305,120.304765
2003	$13.159560	$13.065095	193,303.117202
2004	$13.065095	$12.999106	157,518.890696
2005	$12.999106	$13.160566	198,896.623665
2006	$13.160566	$13.574767	284,489.720692
2007	$13.574767	$14.038695	530,298.799385
2008	$14.038695	$14.129676	421,787.309069
2009	$14.129676	$13.971342	303,924.754652
2010	$13.971342	$13.815958	229,142.613572
2011 (1/1/11 to 7/15/11)	$13.815958	—	—

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
EquiTrust Strategic Yield Portfolio—Initial Class(7)
1998	$13.599893	$14.357539	574,791.394312
1999	$14.357539	$14.074203	645,218.673657
2000	$14.074203	$14.324807	527,506.913808
2001	$14.324807	$15.453307	628,034.410467
2002	$15.453307	$16.095720	680,587.396395
2003	$16.095720	$17.800216	698,444.986022
2004	$17.800216	$19.152712	777,832.342561
2005	$19.152712	$19.534940	946,301.554356
2006	$19.534940	$20.605477	969,782.476852
2007	$20.605477	$21.074664	1,043,799.158949
2008	$21.074664	$18.506670	924,342.131738
2009	$18.506670	$22.748706	743,341.676287
2010	$22.748706	$24.923249	660,095.068028
2011 (1/1/11 to 7/15/11)	$24.923249	—	—
EquiTrust Value Growth Portfolio—Initial Class(7)
1998	$14.351888	$10.708359	1,798,954.440607
1999	$10.708359	$9.903134	1,698,985.167791
2000	$9.903134	$11.419804	1,213,246.995853
2001	$11.419804	$12.066069	1,312,538.753153
2002	$12.066069	$10.673679	1,295,612.634199
2003	$10.673679	$13.777277	1,258,082.115374
2004	$13.777277	$15.177210	1,243,913.691353
2005	$15.177210	$15.952241	1,196,829.590351
2006	$15.952241	$17.659180	1,198,046.310034
2007	$17.659180	$18.358633	1,244,421.481647
2008	$18.358633	$12.634959	1,156,468.623924
2009	$12.634959	$15.793654	1,038,174.498516
2010	$15.793654	$17.837297	903,227.591172
2011 (1/1/11 to 7/15/11)	$17.837297	—	—

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Federated Capital Appreciation Fund II—Primary Shares(8)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.338942	3,841,509.508108
Federated Managed Volatility Fund II—Primary Shares(8)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.941122	2,788,765.497778
Federated Prime Money Fund II—Primary Shares(8)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.942983	521,951.376883
Federated Quality Bond Fund II—Primary Shares(8)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.806711	3,515,952.473221
Fidelity VIP Contrafund Portfolio—Initial Class(9)
1999	$10.000000	$11.412001	268,419.718536
2000	$11.412001	$10.591291	780,928.170248
2001	$10.591291	$9.178822	914,443.540568
2002	$9.178822	$8.217540	972,461.894169
2003	$8.217540	$10.427766	1,049,617.411556
2004	$10.427766	$11.893682	1,185,002.185467
2005	$11.893682	$13.738017	1,519,977.558101
2006	$13.738017	$15.160165	2,002,617.710106
2007	$15.160165	$17.607527	2,389,473.057738
2008	$17.607527	$9.995685	2,406,018.076656
2009	$9.995685	$13.398471	2,154,343.176058
2010	$13.398471	$15.510065	1,872,805.130013
2011	$15.510065	$14.933878	1,563,909.359614
Fidelity VIP Growth Portfolio—Initial Class(9)
1999	$10.000000	$12.470481	463,699.762973
2000	$12.470481	$11.021759	1,444,185.491846
2001	$11.021759	$8.962737	1,670,057.105953
2002	$8.962737	$6.185970	1,768,489.318774
2003	$6.185970	$8.117079	1,882,273.086445
2004	$8.117079	$8.287473	1,973,637.961155
2005	$8.287473	$8.660262	1,912,086.397287
2006	$8.660262	$9.140059	1,751,825.972373
2007	$9.140059	$11.462111	1,532,378.193419
2008	$11.462111	$5.979830	1,412,718.104025
2009	$5.979830	$7.577079	1,331,537.370292
2010	$7.577079	$9.292009	1,212,953.728388
2011	$9.292009	$9.197268	1,087,524.143489

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Growth & Income Portfolio—Initial Class(9)
1999	$10.000000	$10.215613	256,006.036822
2000	$10.215613	$9.731343	547,733.198564
2001	$9.731343	$8.769546	608,635.377362
2002	$8.769546	$7.221656	627,135.214898
2003	$7.221656	$8.828510	692,289.091289
2004	$8.828510	$9.224800	716,956.737998
2005	$9.224800	$9.807161	670,368.036736
2006	$9.807161	$10.963696	593,053.155146
2007	$10.963696	$12.141095	566,302.522982
2008	$12.141095	$6.989864	525,168.897108
2009	$6.989864	$8.781941	485,584.358005
2010	$8.781941	$9.962261	433,315.850102
2011	$9.962261	$9.999108	376,258.019139
Fidelity VIP High Income Portfolio—Service Class 2(2)
2001	$10.000000	$10.248563	23,020.752220
2002	$10.248563	$10.456055	52,502.703315
2003	$10.456055	$13.091299	93,420.697271
2004	$13.091299	$14.143074	154,734.492966
2005	$14.143074	$14.292055	226,889.475308
2006	$14.292055	$15.673192	265,007.932198
2007	$15.673192	$15.872152	307,939.348945
2008	$15.872152	$11.733167	271,652.546710
2009	$11.733167	$16.628025	253,097.137622
2010	$16.628025	$18.669209	230,242.908564
2011	$18.669209	$19.125065	184,060.020925
Fidelity VIP Index 500 Portfolio—Initial Class(9)
1999	$10.000000	$10.978394	364,582.667227
2000	$10.978394	$9.866754	940,433.025457
2001	$9.866754	$8.564903	1,124,474.662913
2002	$8.564903	$6.576322	1,356,320.597224
2003	$6.576322	$8.340797	1,521,137.893934
2004	$8.340797	$9.112364	1,692,409.295722
2005	$9.112364	$9.434422	1,865,526.577104
2006	$9.434422	$10.784830	1,822,012.970761
2007	$10.784830	$11.230563	1,834,632.129920
2008	$11.230563	$6.987473	1,728,706.905923
2009	$6.987473	$8.737609	1,591,458.497461
2010	$8.737609	$9.925267	1,361,832.714939
2011	$9.925267	$10.004145	1,158,800.453133

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP MidCap Portfolio—Service Class 2(2)
2001	$10.000000	$10.597833	10,933.767742
2002	$10.597833	$9.417710	124,984.523800
2003	$9.417710	$12.861559	203,388.626202
2004	$12.861559	$15.836592	331,870.957971
2005	$15.836592	$18.461440	509,579.775591
2006	$18.461440	$20.498366	704,698.624633
2007	$20.498366	$23.351093	789,192.121989
2008	$23.351093	$13.927381	744,248.470170
2009	$13.927381	$19.225323	677,644.337858
2010	$19.225323	$24.412742	615,649.332205
2011	$24.412742	$21.496580	464,976.076222
Fidelity VIP Overseas Portfolio—Initial Class(9)
1999	$10.000000	$13.059675	63,176.428061
2000	$13.059675	$10.471433	322,687.496577
2001	$10.471433	$8.151430	367,837.290891
2002	$8.151430	$6.417476	369,657.888531
2003	$6.417476	$9.087609	398,538.394106
2004	$9.087609	$10.199563	452,674.491322
2005	$10.199563	$11.993411	497,328.561330
2006	$11.993411	$13.989529	586,756.103786
2007	$13.989529	$16.210242	651,752.032688
2008	$16.210242	$8.995752	635,573.137244
2009	$8.995752	$11.242416	604,055.850522
2010	$11.242416	$12.558125	534,793.941631
2011	$12.558125	$10.275458	442,058.217193
Franklin Global Real Estate Securities Fund—Class 2(10)
2003	$10.000000	$12.267727	30,826.130840
2004	$12.267727	$15.972053	214,840.246852
2005	$15.972053	$17.902692	499,738.099639
2006	$17.902692	$21.325451	666,118.622711
2007	$21.325451	$16.665563	584,613.850259
2008	$16.665563	$9.481326	481,645.814143
2009	$9.481326	$11.152137	490,683.826060
2010	$11.152137	$13.324443	408,425.176271
2011	$13.324443	$12.418148	387,804.479231

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Franklin Small-Mid Cap Growth Securities Fund—Class 2(2)
2001	$10.000000	$11.558771	3,083.119175
2002	$11.558771	$10.260406	62,358.293636
2003	$10.260406	$11.036212	83,187.770206
2004	$11.036212	$12.151351	140,340.183610
2005	$12.151351	$12.576689	178,905.450513
2006	$12.576689	$13.503004	323,784.850888
2007	$13.503004	$14.835374	489,546.367774
2008	$14.835374	$8.425032	540,490.149253
2009	$8.425032	$11.948034	339,250.292962
2010	$11.948034	$15.059876	290,258.301030
2011	$15.059876	$14.157381	246,055.532574
Franklin Small Cap Value Securities Fund—Class 2(2)
2001	$10.000000	$11.449250	3,576.395784
2002	$11.449250	$8.140753	43,007.319942
2003	$8.140753	$13.390742	86,583.147159
2004	$13.390742	$16.367694	134,463.261212
2005	$16.367694	$17.584590	196,370.385184
2006	$17.584590	$20.320106	351,872.611298
2007	$20.320106	$19.590174	458,916.899769
2008	$19.590174	$12.960457	448,159.877511
2009	$12.960457	$16.532169	542,687.733431
2010	$16.532169	$20.934983	498,530.510185
2011	$20.934983	$19.902683	395,367.569156
Franklin U.S. Government Fund—Class 2(2)
2001	$10.000000	$9.891025	24,469.317956
2002	$9.891025	$10.724146	170,609.335566
2003	$10.724146	$10.826393	250,010.737575
2004	$10.826393	$11.064167	309,027.256321
2005	$11.064167	$11.190813	378,068.420641
2006	$11.190813	$11.497290	625,037.631811
2007	$11.497290	$12.105257	1,069,377.033173
2008	$12.105257	$12.863130	1,097,849.293898
2009	$12.863130	$13.097783	879,223.020837
2010	$13.097783	$13.620028	830,376.570976
2011	$13.620028	$14.216891	802,274.974686

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Mutual Shares Securities Fund—Class 2(2)
2001	$10.000000	$10.470231	13,161.731021
2002	$10.470231	$9.119383	72,114.962721
2003	$9.119383	$11.272950	111,246.998274
2004	$11.272950	$12.540621	148,443.929345
2005	$12.540621	$13.694013	204,656.918882
2006	$13.694013	$16.013128	284,057.284559
2007	$16.013128	$16.364979	311,541.851054
2008	$16.364979	$10.163732	297,085.788362
2009	$10.163732	$12.653788	289,770.960472
2010	$12.653788	$13.895663	239,375.379752
2011	$13.895663	$13.582892	197,606.752662
JPMorgan Insurance Trust Mid-Cap Value Portfolio—Class 1(2)
2001	$10.000000	$10.770523	17,293.966910
2002	$10.770523	$10.725810	84,579.377796
2003	$10.725810	$13.733442	133,043.227094
2004	$13.733442	$16.421815	187,385.081983
2005	$16.421815	$17.714743	291,410.292253
2006	$17.714743	$20.445009	322,931.995641
2007	$20.445009	$20.686744	325,245.953121
2008	$20.686744	$13.646146	294,659.539871
2009	$13.646146	$17.073713	276,109.147315
2010	$17.073713	$20.817411	246,852.256799
2011	$20.817411	$21.008298	221,705.566412
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1(2)(11)
2001	$10.000000	$11.482765	4,097.895586
2002	$11.482765	$8.885050	27,272.135339
2003	$8.885050	$11.934221	52,086.049976
2004	$11.934221	$14.991059	85,462.569842
2005	$14.991059	$15.312765	160,211.008443
2006	$15.312765	$17.396004	282,609.569644
2007	$17.396004	$16.205523	347,216.975069
2008	$16.205523	$10.886195	311,889.148250
2009	$10.886195	$13.178984	255,762.949121
2010	$13.178984	$16.546539	218,567.112466
2011	$16.546539	$15.565109	191,176.121922

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price Equity Income Portfolio(2)
2001	$10.000000	$10.559722	39,268.253196
2002	$10.559722	$9.060531	278,784.326860
2003	$9.060531	$11.231309	399,555.250686
2004	$11.231309	$12.748144	574,473.310409
2005	$12.748144	$13.085118	906,438.077176
2006	$13.085118	$15.377117	1,314,359.796128
2007	$15.377117	$15.682144	1,864,274.542969
2008	$15.682144	$9.894865	1,980,696.035896
2009	$9.894865	$12.274843	1,752,221.671319
2010	$12.274843	$13.943001	1,484,755.000920
2011	$13.943001	$13.674468	1,370,288.845628
T. Rowe Price International Stock Portfolio(9)
1999	$10.000000	$12.594365	37,855.933511
2000	$12.594365	$10.251995	172,671.089779
2001	$10.251995	$7.874745	209,554.144741
2002	$7.874745	$6.354290	226,602.990441
2003	$6.354290	$8.191659	241,382.835825
2004	$8.191659	$9.204962	269,908.101991
2005	$9.204962	$10.550069	294,603.302743
2006	$10.550069	$12.411702	326,525.824172
2007	$12.411702	$13.856783	341,088.754989
2008	$13.856783	$7.019234	327,147.189626
2009	$7.019234	$10.565909	344,519.480929
2010	$10.565909	$11.942925	308,653.331558
2011	$11.942925	$10.282743	607,984.333830
T. Rowe Price Mid-Cap Growth Portfolio(9)
1999	$10.000000	$11.558106	148,116.601103
2000	$11.558106	$12.421143	520,410.344429
2001	$12.421143	$12.154258	635,106.149730
2002	$12.154258	$9.452791	655,865.050521
2003	$9.452791	$12.922058	700,657.785217
2004	$12.922058	$15.104595	732,302.967766
2005	$15.104595	$17.118449	717,847.485985
2006	$17.118449	$18.031233	657,831.466169
2007	$18.031233	$20.928760	585,594.190323
2008	$20.928760	$12.451169	504,271.996085
2009	$12.451169	$17.912644	447,857.433146
2010	$17.912644	$22.665205	396,695.476162
2011	$22.665205	$22.104006	357,224.153985

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price New America Growth Portfolio(9)
1999	$10.000000	$10.618750	148,260.057146
2000	$10.618750	$9.428713	341,918.901284
2001	$9.428713	$8.208428	419,416.743464
2002	$8.208428	$5.810834	454,992.990023
2003	$5.810834	$7.754698	512,697.650692
2004	$7.754698	$8.492827	557,630.338495
2005	$8.492827	$8.763680	589,610.576172
2006	$8.763680	$9.290899	576,826.478590
2007	$9.290899	$10.440506	542,791.517689
2008	$10.440506	$6.367504	514,239.642259
2009	$6.367504	$9.419643	960,256.346792
2010	$9.419643	$11.130706	875,421.314121
2011	$11.130706	$10.877026	765,880.015120
T. Rowe Price Personal Strategy Balanced Portfolio(9)
1999	$10.000000	$10.190662	204,868.486876
2000	$10.190662	$10.650909	504,370.109579
2001	$10.650909	$10.265004	653,152.291283
2002	$10.265004	$9.346948	866,024.053175
2003	$9.346948	$11.522164	958,928.619520
2004	$11.522164	$12.836993	1,088,257.565579
2005	$12.836993	$13.494333	1,264,865.844476
2006	$13.494333	$14.909043	1,353,889.340528
2007	$14.909043	$15.845434	1,365,861.536495
2008	$15.845434	$10.972450	1,257,519.601034
2009	$10.972450	$14.319155	1,131,924.282301
2010	$14.319155	$16.080741	916,962.815191
2011	$16.080741	$15.832613	811,906.393568

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Templeton Growth Securities Fund(2)
2001	$10.000000	$10.815035	10,389.307099
2002	$10.815035	$8.705828	68,682.396135
2003	$8.705828	$11.361998	119,581.369688
2004	$11.361998	$13.020637	185,608.768414
2005	$13.020637	$14.000335	295,211.863926
2006	$14.000335	$16.845890	353,756.939404
2007	$16.845890	$17.027965	393,733.342110
2008	$17.027965	$9.698293	362,680.617244
2009	$9.698293	$12.558504	595,793.053164
2010	$12.558504	$13.318896	454,712.549688
2011	$13.318896	$12.239030	242,070.912331

(1)  Available May 1, 2006.

(2)  Available October 1, 2001.

(3)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Nasdaq-100® Index Portfolio prior to the date of the name change of the Summit Nasdaq-100® Index Portfolio to Calvert VP Nasdaq-100® Index Portfolio, which occurred on or about April 30, 2010.

(4)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(5)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

(6)  The Accumulation Unit Value information is based upon the subaccount's investment in the Dreyfus VIF* Developing Leaders Portfolio prior to the date of the name change of the Dreyfus VIF* Developing Leaders Portfolio to Dreyfus VIF* Opportunistic Small Cap Portfolio, which occurred on or about April 19, 2010.

(7)  Effective July 15, 2011, the EquiTrust Blue Chip Portfolio and the EquiTrust Value Growth Portfolio each merged into the Federated Capital Appreciation Fund II, the EquiTrust High Grade Bond Portfolio and the EquiTrust Strategic Yield Portfolio each merged into the Federated Quality Bond Fund II, the EquiTrust Managed Portfolio merged into the Federated Capital Income Fund II (now named the Federated Managed Volatility Fund II), and the EquiTrust Money Market Portfolio merged into the Federated Prime Money Fund II.

(8)  Available for allocations of premiums or Accumulated Value effective July 15, 2011.

(9)  Available May 1, 1999.

(10)  Available May 1, 2003.

(11)  The Accumulation Unit Value information for the periods noted is based upon the subaccount's investment in the Small Company Portfolio prior to the date of the merger of the Small Company Portfolio with the Small Cap Core Portfolio, which merger occurred on or about April 25, 2009.

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.06%, 6.11%, 9.06%, and 12.00%. Net of all expenses, these constant returns are: -2.11%, 0.95%, 4.00%, 6.95%, and 9.89%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.86% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated Subaccount's average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on a hypothetical supplemental agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and the life of the payee. See the Prospectus section titled "PAYMENT OPTIONS—Election of Payment Options and Annuity Payments."

Assumptions on Which the Hypothetical Supplemental Agreement and Contract are Based. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

●  The hypothetical Contract is a Non-Qualified Contract;

●  The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract;

●  The proceeds applied under the agreement represent the entire Cash Surrender Value of the Contract and are allocated to a single Subaccount;

●  The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.06%, 6.11%, 9.06%, and 12.00%

●  Assumed Interest Rate is 4% per year;

●  The payee elects to receive monthly variable annuity payments; and

●  The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000.

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

Assumed Interest Rate. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

●  the amount of proceeds applied;

●  the annuity payment option selected;

●  the annuity purchase rates in the supplemental agreement on the effective date;

●  the Assumed Interest Rate under the supplemental agreement on the effective date;

●  the age of the payee; and

●  in most cases, the sex of the payee.

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.11% Net	3.06% Gross 0.95% Net	6.11% Gross 4.00% Net	9.06% Gross 6.95% Net	12.00% Gross 9.89% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	971	1,000	1,028	1,057
3	886	942	1,000	1,058	1,116
4	834	915	1,000	1,088	1,180
5	785	888	1,000	1,118	1,247
6	739	862	1,000	1,150	1,317
7	695	836	1,000	1,183	1,392
8	655	812	1,000	1,216	1,471
9	616	788	1,000	1,251	1,554
10	580	765	1,000	1,286	1,642
11	546	743	1,000	1,323	1,735
12	514	721	1,000	1,360	1,833
13	484	700	1,000	1,399	1,937
14	455	679	1,000	1,439	2,047
15	428	659	1,000	1,479	2,162
16	403	640	1,000	1,521	2,285
17	380	621	1,000	1,564	2,414
18	357	603	1,000	1,609	2,551
19	336	585	1,000	1,654	2,696
20	317	568	1,000	1,701	2,848
21	298	551	1,000	1,750	3,010
22	280	535	1,000	1,799	3,180
23	264	520	1,000	1,850	3,360
24	248	504	1,000	1,903	3,550
25	234	489	1,000	1,957	3,751

STATEMENT OF ADDITIONAL INFORMATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

Tear at perforation

STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

FARM BUREAU LIFE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling us at our address or toll-free number shown above.

May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premium actually paid would have purchased at the correct age and sex.

Nonparticipation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•                  net income from the Investment Option attributable to the hypothetical account, and

•                  charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•                  the annual administrative charge, and

•                  the mortality and expense risk charge.

1

For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) x (365/7)

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return.

The actual yield is affected by:

•                  changes in interest rates on money market securities,

•                  the average portfolio maturity of the Money Market Investment Option,

•                  the quality of portfolio securities held by this Investment Option, and

•                  the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

2

The yield is calculated according to the SEC prescribed formula set forth below:

Yield = 2 x ((((NI – ES)/(U x UV)) + 1) 6 – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance. Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Contract.

3

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Cash Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

FBL Marketing Services, LLC (“FBL Marketing”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Contracts. FBL Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. We have discontinued sales of the Contract to new purchasers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

4

FBL Marketing sold and services the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing received sales compensation with respect to the Contracts in the following amounts during the periods indicated.

		Aggregate Amount of
		Commissions Retained by
	Aggregate Amount of	FBL Marketing
	Commissions Paid	After Payments to its
Fiscal Year	to FBL Marketing*	Registered Representatives
2011	$498,931	0
2010	$425,771	$0
2009	$462,937	$0

* Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and does not retain any commissions as distributor for the Contracts. However, under the distribution agreement with FBL Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. To cover costs and expenses associated with facilitating Contract sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

We have discontinued new sales of the Contracts to the public.

LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by David A. McNeill, Esquire, Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Account’s statements of assets and liabilities as of December 31, 2011 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2011 and 2010 and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of

5

Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s consolidated financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Annuity Account (the Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2011, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Annuity Account at December 31, 2011, and the results of their operations and changes in their net assets for the periods described thereon in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
April 27, 2012

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at fair value	$708,771	$592,171	$1,616,259	$494,777	$2,781,427	$5,093,820	$5,894,589	$6,961,921
Receivable from Farm Bureau Life Insurance Company	2,283	1,594	–	–	–	–	–	–
Receivable for investments sold	–	–	29,533	338	8,765	6,144	5,953	10,470
Total assets	711,054	593,765	1,645,792	495,115	2,790,192	5,099,964	5,900,542	6,972,391
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	29,533	338	8,765	6,144	5,953	10,470
Payable for investments purchased	2,283	1,594	–	–	–	–	–	–
Total liabilities	2,283	1,594	29,533	338	8,765	6,144	5,953	10,470
Net assets	$708,771	$592,171	$1,616,259	$494,777	$2,781,427	$5,093,820	$5,894,589	$6,961,921
Net assets
Accumulation units	$708,771	$592,171	$1,616,259	$494,777	$2,781,427	$5,093,820	$5,894,589	$6,961,921
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$708,771	$592,171	$1,616,259	$494,777	$2,781,427	$5,093,820	$5,894,589	$6,961,921
Investments in shares of mutual funds, at cost	$628,655	$549,529	$1,529,552	$457,303	$3,106,867	$4,069,038	$6,164,863	$6,528,032
Shares of mutual funds owned	52,501.55	50,269.23	170,491.46	85,306.40	184,812.46	171,682.51	102,621.68	104,879.80
Accumulation units outstanding	57,561.28	43,827.60	142,039.03	48,202.70	198,730.85	293,789.88	335,385.28	354,745.64
Accumulation unit value	$12.31	$13.51	$11.38	$10.26	$14.00	$17.34	$17.58	$19.63
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Products A and B – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount
Assets
Investments in shares of mutual funds, at fair value	$4,489,829	$1,138,049	$7,777,904	$2,092,256	$555,016	$35,875,633	$27,723,458	$5,189,754
Receivable from Farm Bureau Life Insurance Company	–	–	–	10,095	–	–	–	–
Receivable for investments sold	5,238	1,006	11,081	–	500	89,944	52,501	25,966
Total assets	4,495,067	1,139,055	7,788,985	2,102,351	555,516	35,965,577	27,775,959	5,215,720
Liabilities
Payable to Farm Bureau Life Insurance Company	5,238	1,006	11,081	–	500	89,944	52,501	25,966
Payable for investments purchased	–	–	–	10,095	–	–	–	–
Total liabilities	5,238	1,006	11,081	10,095	500	89,944	52,501	25,966
Net assets	$4,489,829	$1,138,049	$7,777,904	$2,092,256	$555,016	$35,875,633	$27,723,458	$5,189,754
Net assets
Accumulation units	$4,489,829	$1,138,049	$7,777,904	$2,092,256	$555,016	$35,852,494	$27,719,376	$5,189,754
Contracts in annuitization period	–	–	–	–	–	23,139	4,082	–
Total net assets	$4,489,829	$1,138,049	$7,777,904	$2,092,256	$555,016	$35,875,633	$27,723,458	$5,189,754
Investments in shares of mutual funds, at cost	$3,693,385	$1,203,779	$8,127,095	$2,238,957	$495,535	$38,185,543	$27,720,442	$5,189,754
Shares of mutual funds owned	118,153.39	60,023.66	565,665.78	79,674.63	18,681.12	5,959,407.46	3,006,882.66	5,189,753.55
Accumulation units outstanding	321,666.58	104,289.24	481,583.35	204,336.52	51,313.66	3,839,031.77	2,788,354.93	521,951.38
Accumulation unit value	$13.96	$10.91	$16.15	$10.24	$10.82	$9.34	$9.94	$9.94
Annuitized units outstanding	–	–	–	–	–	2,477.74	410.57	–
Annuitized unit value	$–	$–	$–	$–	$–	$9.34	$9.94	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Products A and B – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at fair value	$34,479,929	$23,355,232	$10,002,251	$3,762,245	$3,520,160	$11,592,808	$9,995,396	$4,542,350
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	15,273	–	–
Receivable for investments sold	103,900	31,313	5,945	6,526	35,458	–	4,188	10,840
Total assets	34,583,829	23,386,545	10,008,196	3,768,771	3,555,618	11,608,081	9,999,584	4,553,190
Liabilities
Payable to Farm Bureau Life Insurance Company	103,900	31,313	5,945	6,526	35,458	–	4,188	10,840
Payable for investments purchased	–	–	–	–	–	15,273	–	–
Total liabilities	103,900	31,313	5,945	6,526	35,458	15,273	4,188	10,840
Net assets	$34,479,929	$23,355,232	$10,002,251	$3,762,245	$3,520,160	$11,592,808	$9,995,396	$4,542,350
Net assets
Accumulation units	$34,479,929	$23,355,232	$10,002,009	$3,761,829	$3,520,160	$11,586,062	$9,995,396	$4,535,817
Contracts in annuitization period	–	–	242	416	–	6,746	–	6,533
Total net assets	$34,479,929	$23,355,232	$10,002,251	$3,762,245	$3,520,160	$11,592,808	$9,995,396	$4,542,350
Investments in shares of mutual funds, at cost	$34,968,846	$26,573,552	$8,541,820	$4,098,326	$3,448,870	$12,146,825	$10,011,933	$6,244,763
Shares of mutual funds owned	3,075,818.80	1,014,562.66	271,137.20	298,828.00	669,231.92	89,637.42	349,733.92	333,261.22
Accumulation units outstanding	3,515,952.47	1,563,909.36	1,087,497.84	376,216.46	184,060.02	1,158,126.11	464,976.08	441,422.46
Accumulation unit value	$9.81	$14.93	$9.20	$10.00	$19.13	$10.00	$21.50	$10.28
Annuitized units outstanding	–	–	26.30	41.56	–	674.34	–	635.76
Annuitized unit value	$–	$–	$9.20	$10.00	$–	$10.00	$–	$10.28

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Assets
Investments in shares of mutual funds, at fair value	$4,815,814	$7,868,876	$3,483,502	$11,405,856	$2,684,071	$2,962,713	$4,657,657	$2,975,677
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	9,307	–
Receivable for investments sold	21,253	4,918	4,435	12,403	3,623	3,218	–	4,204
Total assets	4,837,067	7,873,794	3,487,937	11,418,259	2,687,694	2,965,931	4,666,964	2,979,881
Liabilities
Payable to Farm Bureau Life Insurance Company	21,253	4,918	4,435	12,403	3,623	3,218	–	4,204
Payable for investments purchased	–	–	–	–	–	–	9,307	–
Total liabilities	21,253	4,918	4,435	12,403	3,623	3,218	9,307	4,204
Net assets	$4,815,814	$7,868,876	$3,483,502	$11,405,856	$2,684,071	$2,962,713	$4,657,657	$2,975,677
Net assets
Accumulation units	$4,815,814	$7,868,442	$3,483,502	$11,405,856	$2,684,071	$2,962,713	$4,656,926	$2,975,677
Contracts in annuitization period	–	434	–	–	–	–	731	–
Total net assets	$4,815,814	$7,868,876	$3,483,502	$11,405,856	$2,684,071	$2,962,713	$4,657,657	$2,975,677
Investments in shares of mutual funds, at cost	$5,753,169	$6,947,889	$2,988,204	$10,938,147	$2,811,433	$2,776,469	$4,466,612	$2,768,183
Shares of mutual funds owned	429,983.36	506,688.70	170,009.86	849,914.74	174,516.98	293,047.78	678,958.69	209,260.00
Accumulation units outstanding	387,804.48	395,345.76	246,055.53	802,274.97	197,606.75	242,070.91	221,670.77	191,176.12
Accumulation unit value	$12.42	$19.90	$14.16	$14.22	$13.58	$12.24	$21.01	$15.57
Annuitized units outstanding	–	21.81	–	–	–	–	34.80	–
Annuitized unit value	$–	$19.90	$–	$–	$–	$–	$21.01	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Products A and B – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$18,737,970	$7,896,085	$8,330,497	$12,854,600	$6,251,747
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–
Receivable for investments sold	15,613	6,675	7,553	34,229	8,561
Total assets	18,753,583	7,902,760	8,338,050	12,888,829	6,260,308
Liabilities
Payable to Farm Bureau Life Insurance Company	15,613	6,675	7,553	34,229	8,561
Payable for investments purchased	–	–	–	–	–
Total liabilities	15,613	6,675	7,553	34,229	8,561
Net assets	$18,737,970	$7,896,085	$8,330,497	$12,854,600	$6,251,747
Net assets
Accumulation units	$18,737,970	$7,896,085	$8,330,497	$12,854,600	$6,251,747
Contracts in annuitization period	–	–	–	–	–
Total net assets	$18,737,970	$7,896,085	$8,330,497	$12,854,600	$6,251,747
Investments in shares of mutual funds, at cost	$20,260,372	$8,466,467	$7,165,349	$13,196,900	$7,261,815
Shares of mutual funds owned	964,880.04	371,231.07	411,179.50	722,168.52	526,241.31
Accumulation units outstanding	1,370,288.85	357,224.15	765,880.02	811,906.39	607,984.33
Accumulation unit value	$13.67	$22.10	$10.88	$15.83	$10.28
Annuitized units outstanding	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Product C – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*(1)
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount (2)	Mid Cap Value Opportunity Subaccount (3)	Small Cap Value Subaccount	Small Co. Growth Subaccount
Assets
Investments in shares of mutual funds, at fair value	$4,608,710	$196,544	$248,555	$263,206	$54,678	$1,605,114	$114,517	$1,478,758
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	3,126	160	201	214	45	1,126	93	1,025
Total assets	4,611,836	196,704	248,756	263,420	54,723	1,606,240	114,610	1,479,783
Liabilities
Payable to Farm Bureau Life Insurance Company	3,126	160	201	214	45	1,126	93	1,025
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	3,126	160	201	214	45	1,126	93	1,025
Net assets	$4,608,710	$196,544	$248,555	$263,206	$54,678	$1,605,114	$114,517	$1,478,758
Net assets
Accumulation units	$4,608,710	$196,544	$248,555	$263,206	$54,678	$1,605,114	$114,517	$1,478,758
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$4,608,710	$196,544	$248,555	$263,206	$54,678	$1,605,114	$114,517	$1,478,758
Investments in shares of mutual funds, at cost	$4,853,236	$180,364	$214,281	$201,699	$63,161	$1,548,140	$112,052	$1,268,657
Shares of mutual funds owned	70,190.53	6,624.33	4,308.47	3,926.69	5,237.32	159,871.90	7,876.02	130,172.38
Accumulation units outstanding	639,741.80	16,116.38	22,868.18	24,871.19	7,563.77	184,181.98	10,263.67	162,302.49
Accumulation unit value	$7.20	$12.20	$10.87	$10.58	$7.23	$8.71	$11.16	$9.11
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

(1) Formerly known as Columbia Funds Variable Insurance Trust.

(2) Formerly known as International Subaccount.

(3) Formerly known as Mid Cap Value B Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Product C – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount (1)	Global Thematic Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Assets
Investments in shares of mutual funds, at fair value	$128,600	$3,111,175	$3,707,651	$1,512,214	$1,128,543	$9,225,144	$1,085,653	$298,733
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	106	2,130	2,584	1,203	831	6,322	882	244
Total assets	128,706	3,113,305	3,710,235	1,513,417	1,129,374	9,231,466	1,086,535	298,977
Liabilities
Payable to Farm Bureau Life Insurance Company	106	2,130	2,584	1,203	831	6,322	882	244
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	106	2,130	2,584	1,203	831	6,322	882	244
Net assets	$128,600	$3,111,175	$3,707,651	$1,512,214	$1,128,543	$9,225,144	$1,085,653	$298,733
Net assets
Accumulation units	$128,600	$3,111,175	$3,707,651	$1,512,214	$1,128,543	$9,225,144	$1,085,653	$298,733
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$128,600	$3,111,175	$3,707,651	$1,512,214	$1,128,543	$9,225,144	$1,085,653	$298,733
Investments in shares of mutual funds, at cost	$113,805	$3,058,436	$3,938,463	$1,511,490	$1,128,543	$9,353,572	$1,015,010	$239,458
Shares of mutual funds owned	10,149.96	393,819.60	615,888.81	164,014.55	1,128,542.96	822,938.84	47,952.88	8,177.74
Accumulation units outstanding	14,060.86	410,093.36	396,570.43	151,898.16	113,372.37	939,615.43	115,026.53	33,299.92
Accumulation unit value	$9.15	$7.59	$9.35	$9.96	$9.95	$9.82	$9.44	$8.97
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

(1) Formerly known as Global Opportunities Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Product C – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Assets
Investments in shares of mutual funds, at fair value	$204,238	$437,962	$1,273,311	$2,036,824	$2,303,755	$2,337,200	$225,353	$325,405
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	164	354	939	1,386	1,583	1,561	177	267
Total assets	204,402	438,316	1,274,250	2,038,210	2,305,338	2,338,761	225,530	325,672
Liabilities
Payable to Farm Bureau Life Insurance Company	164	354	939	1,386	1,583	1,561	177	267
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	164	354	939	1,386	1,583	1,561	177	267
Net assets	$204,238	$437,962	$1,273,311	$2,036,824	$2,303,755	$2,337,200	$225,353	$325,405
Net assets
Accumulation units	$204,238	$437,962	$1,273,311	$2,036,824	$2,303,755	$2,337,200	$225,353	$325,405
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$204,238	$437,962	$1,273,311	$2,036,824	$2,303,755	$2,337,200	$225,353	$325,405
Investments in shares of mutual funds, at cost	$212,451	$386,412	$1,148,878	$1,477,412	$1,933,026	$2,270,415	$212,158	$315,426
Shares of mutual funds owned	38,828.51	3,415.17	44,552.54	137,067.54	148,342.22	174,158.01	14,652.36	17,928.62
Accumulation units outstanding	16,674.96	42,979.56	131,109.91	195,598.37	233,450.06	197,507.25	22,959.97	23,911.28
Accumulation unit value	$12.25	$10.19	$9.71	$10.41	$9.87	$11.83	$9.82	$13.61
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Product C – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$3,393,364	$41,847	$185,359	$129,794	$5,094,229	$117,559	$242,521	$267,635
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	2,321	34	152	106	3,545	96	197	219
Total assets	3,395,685	41,881	185,511	129,900	5,097,774	117,655	242,718	267,854
Liabilities
Payable to Farm Bureau Life Insurance Company	2,321	34	152	106	3,545	96	197	219
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	2,321	34	152	106	3,545	96	197	219
Net assets	$3,393,364	$41,847	$185,359	$129,794	$5,094,229	$117,559	$242,521	$267,635
Net assets
Accumulation units	$3,393,364	$41,847	$185,359	$129,794	$5,094,229	$117,559	$242,521	$267,635
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$3,393,364	$41,847	$185,359	$129,794	$5,094,229	$117,559	$242,521	$267,635
Investments in shares of mutual funds, at cost	$2,821,844	$35,699	$155,236	$112,493	$4,476,874	$118,336	$233,981	$283,120
Shares of mutual funds owned	222,661.65	2,742.25	11,679.86	9,166.22	262,318.67	5,802.54	13,624.77	22,528.20
Accumulation units outstanding	342,707.01	3,966.09	19,708.23	12,308.73	531,620.24	10,435.50	22,302.67	31,889.45
Accumulation unit value	$9.90	$10.55	$9.41	$10.54	$9.58	$11.27	$10.87	$8.39
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations

Year Ended December 31, 2011, Except as Noted

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$10,516	$31,008	$–	$11,036	$–	$14,600	$32,244	$50,331
Expenses:
Mortality and expense risk	(9,870)	(9,363)	(22,914)	(6,683)	(42,430)	(68,022)	(82,828)	(97,018)
Net investment income (loss)	646	21,645	(22,914)	4,353	(42,430)	(53,422)	(50,584)	(46,687)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	938	44,682	(6,349)	(44,899)	77,421	319,293	(149,389)	48,336
Realized gain distributions	22,344	9,989	–	–	–	264,366	212,126	–
Total realized gain (loss) on investments	23,282	54,671	(6,349)	(44,899)	77,421	583,659	62,737	48,336
Change in unrealized appreciation/depreciation of investments	(41,095)	(4,013)	28,552	41,123	(300,854)	(418,706)	(412,738)	(235,334)
Net increase (decrease) in net assets from operations	$(17,167)	$72,303	$(711)	$577	$(265,863)	$111,531	$(400,585)	$(233,685)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Products A and B – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*(1)
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount
Income:
Dividends	$82,628	$16,060	$273,017	$10,907	$4,137	$–	$–	$–
Expenses:
Mortality and expense risk	(58,577)	(16,115)	(133,533)	(31,620)	(7,382)	(208,542)	(160,052)	(29,260)
Net investment income (loss)	24,051	(55)	139,484	(20,713)	(3,245)	(208,542)	(160,052)	(29,260)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(191,440)	(31,798)	(1,805,836)	(316,731)	19,833	(244,286)	(68,989)	–
Realized gain distributions	–	–	–	–	–	–	–	–
Total realized gain (loss) on investments	(191,440)	(31,798)	(1,805,836)	(316,731)	19,833	(244,286)	(68,989)	–
Change in unrealized appreciation/depreciation of investments	525,441	(18,597)	285,748	(36,069)	(17,651)	(2,309,910)	3,016	–
Net increase (decrease) in net assets from operations	$358,052	$(50,450)	$(1,380,604)	$(373,513)	$(1,063)	$(2,762,738)	$(226,025)	$(29,260)

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Products A and B – see Note 1
	Federated Insurance Series*(1)	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Income:
Dividends	$–	$250,821	$38,925	$69,527	$245,690	$233,741	$2,449	$75,587
Expenses:
Mortality and expense risk	(204,845)	(334,254)	(136,034)	(50,737)	(49,070)	(158,420)	(160,030)	(73,258)
Net investment income (loss)	(204,845)	(83,433)	(97,109)	18,790	196,620	75,321	(157,581)	2,329
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(30,222)	(1,850,203)	695,151	(27,267)	(187,381)	69,018	(130,532)	(545,675)
Realized gain distributions	–	–	37,605	–	–	317,643	19,244	11,887
Total realized gain (loss) on investments	(30,222)	(1,850,203)	732,756	(27,267)	(187,381)	386,661	(111,288)	(533,788)
Change in unrealized appreciation/depreciation of investments	(488,917)	1,044,044	(692,484)	27,736	96,022	(333,144)	(1,184,641)	(515,237)
Net increase (decrease) in net assets from operations	$(723,984)	$(889,592)	$(56,837)	$19,259	$105,261	$128,838	$(1,453,510)	$(1,046,696)

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Income:
Dividends	$418,600	$61,229	$–	$378,269	$70,994	$48,012	$66,147	$4,414
Expenses:
Mortality and expense risk	(66,083)	(112,364)	(50,781)	(143,531)	(38,558)	(54,312)	(61,369)	(42,200)
Net investment income (loss)	352,517	(51,135)	(50,781)	234,738	32,436	(6,300)	4,778	(37,786)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,293,006)	(575,162)	(77,243)	221,822	(291,171)	508,931	(6,715)	(186,555)
Realized gain distributions	–	–	–	–	–	–	–	–
Total realized gain (loss) on investments	(1,293,006)	(575,162)	(77,243)	221,822	(291,171)	508,931	(6,715)	(186,555)
Change in unrealized appreciation/depreciation of investments	577,950	200,897	(111,383)	40,803	190,546	(537,003)	45,490	22,307
Net increase (decrease) in net assets from operations	$(362,539)	$(425,400)	$(239,407)	$497,363	$(68,189)	$(34,372)	$43,553	$(202,034)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Products A and B – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$351,295	$–	$18,891	$288,465	$108,970
Expenses:
Mortality and expense risk	(249,937)	(106,728)	(114,144)	(175,839)	(72,830)
Net investment income (loss)	101,358	(106,728)	(95,253)	112,626	36,140
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,074,846)	206,600	167,728	37,288	(364,560)
Realized gain distributions	–	941,652	657,417	–	–
Total realized gain (loss) on investments	(1,074,846)	1,148,252	825,145	37,288	(364,560)
Change in unrealized appreciation/depreciation of investments	496,604	(1,229,917)	(888,152)	(346,828)	(878,442)
Net increase (decrease) in net assets from operations	$(476,884)	$(188,393)	$(158,260)	$(196,914)	$(1,206,862)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Product C – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*(1)
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount (2)	Mid Cap Value Opportunity Subaccount (3)	Small Cap Value Subaccount	Small Co. Growth Subaccount
Income:
Dividends	$90,054	$562	$734	$1,054	$5,005	$28,447	$1,307	$–
Expenses:
Mortality and expense risk	(50,989)	(2,538)	(2,737)	(2,871)	(766)	(18,004)	(1,338)	(15,906)
Net investment income (loss)	39,065	(1,976)	(2,003)	(1,817)	4,239	10,443	(31)	(15,906)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	309,752	51,361	9,634	16,945	7,331	165,338	10,117	160,941
Realized gain distributions	–	10,181	8,908	–	–	–	15,940	–
Total realized gain (loss) on investments	309,752	61,542	18,542	16,945	7,331	165,338	26,057	160,941
Change in unrealized appreciation/depreciation of investments	(1,056,138)	(50,854)	(34,461)	(23,351)	(19,378)	(302,266)	(39,056)	(222,716)
Net increase (decrease) in net assets from operations	$(707,321)	$8,712	$(17,922)	$(8,223)	$(7,808)	$(126,485)	$(13,030)	$(77,681)

(1) Formerly known as Columbia Funds Variable Insurance Trust.

(2) Formerly known as International Subaccount.

(3) Formerly known as Mid Cap Value B Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Product C – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*(2)				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount (1)	Global Thematic Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Income:
Dividends	$3,231	$22,471	$–	$–	$–	$–	$9,037	$397
Expenses:
Mortality and expense risk	(1,732)	(35,035)	(16,970)	(6,733)	(4,457)	(43,394)	(14,072)	(3,197)
Net investment income (loss)	1,499	(12,564)	(16,970)	(6,733)	(4,457)	(43,394)	(5,035)	(2,800)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	37,675	254,252	(22,912)	(3,330)	–	(10,968)	196,270	22,084
Realized gain distributions	–	–	–	–	–	–	–	1,101
Total realized gain (loss) on investments	37,675	254,252	(22,912)	(3,330)	–	(10,968)	196,270	23,185
Change in unrealized appreciation/depreciation of investments	(59,220)	(782,548)	(230,812)	724	–	(128,428)	(238,332)	(23,967)
Net increase (decrease) in net assets from operations	$(20,046)	$(540,860)	$(270,694)	$(9,339)	$(4,457)	$(182,790)	$(47,097)	$(3,582)

(1) Formerly known as Global Opportunities Subaccount.

(2) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Product C – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Income:
Dividends	$14,070	$7,778	$311	$18,771	$16,719	$78,534	$6,602	$21,535
Expenses:
Mortality and expense risk	(2,517)	(4,932)	(14,913)	(20,550)	(23,538)	(24,193)	(2,798)	(3,742)
Net investment income (loss)	11,553	2,846	(14,602)	(1,779)	(6,819)	54,341	3,804	17,793
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	9,552	28,139	140,054	264,428	190,926	7,217	13,783	10,433
Realized gain distributions	–	12,658	2,443	–	–	–	–	2,505
Total realized gain (loss) on investments	9,552	40,797	142,497	264,428	190,926	7,217	13,783	12,938
Change in unrealized appreciation/depreciation of investments	(13,488)	(38,528)	(307,135)	(125,587)	(298,586)	49,406	(26,895)	(36,887)
Net increase (decrease) in net assets from operations	$7,617	$5,115	$(179,240)	$137,062	$(114,479)	$110,964	$(9,308)	$(6,156)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Product C – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$35,867	$410	$–	$–	$93,613	$266	$5,765	$4,648
Expenses:
Mortality and expense risk	(35,576)	(469)	(2,385)	(1,500)	(53,110)	(1,208)	(2,790)	(4,012)
Net investment income (loss)	291	(59)	(2,385)	(1,500)	40,503	(942)	2,975	636
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	242,612	2,325	24,168	6,573	313,740	1,924	11,592	33,253
Realized gain distributions	–	–	–	–	–	9,244	–	–
Total realized gain (loss) on investments	242,612	2,325	24,168	6,573	313,740	11,168	11,592	33,253
Change in unrealized appreciation/depreciation of investments	(206,089)	(2,652)	(37,614)	(13,899)	(441,953)	(13,123)	(17,186)	(86,877)
Net increase (decrease) in net assets from operations	$36,814	$(386)	$(15,831)	$(8,826)	$(87,710)	$(2,897)	$(2,619)	$(52,988)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$646	$7,241	$21,645	$5,314	$(22,914)	$(13,410)	$4,353	$5,243
Net realized gain (loss) on investments	23,282	(36,229)	54,671	3,618	(6,349)	(96,504)	(44,899)	(28,468)
Change in unrealized appreciation/ depreciation of investments	(41,095)	151,369	(4,013)	24,486	28,552	364,484	41,123	84,165
Net increase (decrease) in net assets from operations	(17,167)	122,381	72,303	33,418	(711)	254,570	577	60,940
Contract transactions:
Transfers of net premiums	34,998	29,049	19,836	72,370	77,534	98,812	69,810	69,212
Transfers of surrenders and death benefits	(81,746)	(46,906)	(85,837)	(39,338)	(302,348)	(208,051)	(68,827)	(15,849)
Transfers of administrative and other charges	(723)	(863)	(1,007)	(1,077)	(3,026)	(3,508)	(546)	(607)
Transfers between subaccounts, including Declared Interest Option account	(28,292)	(120,022)	(511,811)	158,853	(103,588)	(136,104)	(92,523)	1,767
Net increase (decrease) in net assets from contract transactions	(75,763)	(138,742)	(578,819)	190,808	(331,428)	(248,851)	(92,086)	54,523
Total increase (decrease) in net assets	(92,930)	(16,361)	(506,516)	224,226	(332,139)	5,719	(91,509)	115,463
Net assets at beginning of period	801,701	818,062	1,098,687	874,461	1,948,398	1,942,679	586,286	470,823
Net assets at end of period	$708,771	$801,701	$592,171	$1,098,687	$1,616,259	$1,948,398	$494,777	$586,286

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*		Calvert Variable Products, Inc.*
	Vista Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(42,430)	$(43,818)	$(53,422)	$(56,937)	$(50,584)	$(50,487)	$(46,687)	$(38,182)
Net realized gain (loss) on investments	77,421	(56,444)	583,659	230,060	62,737	(297,472)	48,336	(80,888)
Change in unrealized appreciation/ depreciation of investments	(300,854)	823,937	(418,706)	715,726	(412,738)	1,876,257	(235,334)	1,802,045
Net increase (decrease) in net assets from operations	(265,863)	723,675	111,531	888,849	(400,585)	1,528,298	(233,685)	1,682,975
Contract transactions:
Transfers of net premiums	214,689	242,551	233,355	227,481	259,612	276,106	328,395	346,160
Transfers of surrenders and death benefits	(405,999)	(390,076)	(522,673)	(460,310)	(738,344)	(917,832)	(689,391)	(1,047,743)
Transfers of administrative and other charges	(5,608)	(6,562)	(7,199)	(7,824)	(7,973)	(8,998)	(9,897)	(10,889)
Transfers between subaccounts, including Declared Interest Option account	(628,349)	(230,168)	(384,845)	(512,142)	(554,851)	(573,524)	(621,188)	(512,926)
Net increase (decrease) in net assets from contract transactions	(825,267)	(384,255)	(681,362)	(752,795)	(1,041,556)	(1,224,248)	(992,081)	(1,225,398)
Total increase (decrease) in net assets	(1,091,130)	339,420	(569,831)	136,054	(1,442,141)	304,050	(1,225,766)	457,577
Net assets at beginning of period	3,872,557	3,533,137	5,663,651	5,527,597	7,336,730	7,032,680	8,187,687	7,730,110
Net assets at end of period	$2,781,427	$3,872,557	$5,093,820	$5,663,651	$5,894,589	$7,336,730	$6,961,921	$8,187,687

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Dreyfus Variable Investment Fund*
	Appreciation Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Opportunistic Small Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$24,051	$32,198	$(55)	$(345)	$139,484	$44,417	$(20,713)	$(12,817)
Net realized gain (loss) on investments	(191,440)	(416,524)	(31,798)	(32,019)	(1,805,836)	(650,035)	(316,731)	(388,821)
Change in unrealized appreciation/ depreciation of investments	525,441	1,010,842	(18,597)	235,707	285,748	1,803,956	(36,069)	1,095,283
Net increase (decrease) in net assets from operations	358,052	626,516	(50,450)	203,343	(1,380,604)	1,198,338	(373,513)	693,645
Contract transactions:
Transfers of net premiums	203,829	172,599	63,170	53,569	603,087	696,701	162,633	183,158
Transfers of surrenders and death benefits	(417,817)	(497,979)	(141,113)	(119,458)	(1,007,983)	(1,092,305)	(227,737)	(274,636)
Transfers of administrative and other charges	(6,896)	(6,698)	(2,182)	(2,350)	(17,011)	(20,745)	(3,566)	(4,187)
Transfers between subaccounts, including Declared Interest Option account	(586,241)	508,469	(109,477)	609	(4,143,363)	852,205	(471,992)	(123,452)
Net increase (decrease) in net assets from contract transactions	(807,125)	176,391	(189,602)	(67,630)	(4,565,270)	435,856	(540,662)	(219,117)
Total increase (decrease) in net assets	(449,073)	802,907	(240,052)	135,713	(5,945,874)	1,634,194	(914,175)	474,528
Net assets at beginning of period	4,938,902	4,135,995	1,378,101	1,242,388	13,723,778	12,089,584	3,006,431	2,531,903
Net assets at end of period	$4,489,829	$4,938,902	$1,138,049	$1,378,101	$7,777,904	$13,723,778	$2,092,256	$3,006,431

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Dreyfus Socially Responsible Growth Fund, Inc.*		Federated Insurance Series*
	Socially Responsible Growth Subaccount		Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount
	Year Ended December 31		Year ended December 31 Except as Noted	Year ended December 31 Except as Noted	Year ended December 31 Except as Noted
	2011	2010	2011 (1)	2011 (1)	2011 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,245)	$(3,426)	$(208,542)	$(160,052)	$(29,260)
Net realized gain (loss) on investments	19,833	2,636	(244,286)	(68,989)	–
Change in unrealized appreciation/ depreciation of investments	(17,651)	72,926	(2,309,910)	3,016	–
Net increase (decrease) in net assets from operations	(1,063)	72,136	(2,762,738)	(226,025)	(29,260)
Contract transactions:
Transfers of net premiums	20,619	29,614	393,359	183,415	8,850
Transfers of surrenders and death benefits	(67,598)	(41,808)	(1,626,961)	(1,332,672)	(412,422)
Transfers of administrative and other charges	(975)	(1,036)	(28,461)	(12,781)	(2,036)
Transfers between subaccounts, including Declared Interest Option account	(34,490)	1,995	39,900,434	29,111,521	5,624,622
Net increase (decrease) in net assets from contract transactions	(82,444)	(11,235)	38,638,371	27,949,483	5,219,014
Total increase (decrease) in net assets	(83,507)	60,901	35,875,633	27,723,458	5,189,754
Net assets at beginning of period	638,523	577,622	–	–	–
Net assets at end of period	$555,016	$638,523	$35,875,633	$27,723,458	$5,189,754

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount
	Year ended December 31 Except as Noted	Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011 (1)	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(204,845)	$(83,433)	$(11,449)	$(97,109)	$(98,269)	$18,790	$(22,998)
Net realized gain (loss) on investments	(30,222)	(1,850,203)	(2,390,734)	732,756	(18,270)	(27,267)	(110,451)
Change in unrealized appreciation/ depreciation of investments	(488,917)	1,044,044	6,402,693	(692,484)	2,228,156	27,736	646,007
Net increase (decrease) in net assets from operations	(723,984)	(889,592)	4,000,510	(56,837)	2,111,617	19,259	512,558
Contract transactions:
Transfers of net premiums	380,037	1,252,701	1,195,906	472,388	498,998	176,048	204,434
Transfers of surrenders and death benefits	(1,643,037)	(2,803,679)	(2,673,132)	(757,467)	(762,200)	(422,886)	(469,209)
Transfers of administrative and other charges	(18,319)	(36,053)	(40,431)	(14,176)	(15,291)	(5,953)	(6,733)
Transfers between subaccounts, including Declared Interest Option account	36,485,232	(3,215,475)	(2,300,428)	(912,434)	(651,511)	(321,028)	(188,618)
Net increase (decrease) in net assets from contract transactions	35,203,913	(4,802,506)	(3,818,085)	(1,211,689)	(930,004)	(573,819)	(460,126)
Total increase (decrease) in net assets	34,479,929	(5,692,098)	182,425	(1,268,526)	1,181,613	(554,560)	52,432
Net assets at beginning of period	–	29,047,330	28,864,905	11,270,777	10,089,164	4,316,805	4,264,373
Net assets at end of period	$34,479,929	$23,355,232	$29,047,330	$10,002,251	$11,270,777	$3,762,245	$4,316,805

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 Subaccount		Mid-Cap – SC2 Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$196,620	$266,827	$75,321	$82,008	$(157,581)	$(151,142)	$2,329	$8,649
Net realized gain (loss) on investments	(187,381)	(127,617)	386,661	513,916	(111,288)	(484,182)	(533,788)	(399,533)
Change in unrealized appreciation/ depreciation of investments	96,022	351,190	(333,144)	1,056,886	(1,184,641)	3,859,266	(515,237)	1,076,282
Net increase (decrease) in net assets from operations	105,261	490,400	128,838	1,652,810	(1,453,510)	3,223,942	(1,046,696)	685,398
Contract transactions:
Transfers of net premiums	168,586	161,831	555,374	497,053	840,273	563,110	336,948	302,057
Transfers of surrenders and death benefits	(553,154)	(483,437)	(1,354,262)	(1,560,226)	(1,225,373)	(1,453,352)	(497,807)	(545,016)
Transfers of administrative and other charges	(6,149)	(6,786)	(15,140)	(17,460)	(16,949)	(18,842)	(6,785)	(8,228)
Transfers between subaccounts, including Declared Interest Option account	(492,837)	(72,061)	(1,238,556)	(961,166)	(3,178,733)	(313,101)	(959,319)	(509,249)
Net increase (decrease) in net assets from contract transactions	(883,554)	(400,453)	(2,052,584)	(2,041,799)	(3,580,782)	(1,222,185)	(1,126,963)	(760,436)
Total increase (decrease) in net assets	(778,293)	89,947	(1,923,746)	(388,989)	(5,034,292)	2,001,757	(2,173,659)	(75,038)
Net assets at beginning of period	4,298,453	4,208,506	13,516,554	13,905,543	15,029,688	13,027,931	6,716,009	6,791,047
Net assets at end of period	$3,520,160	$4,298,453	$11,592,808	$13,516,554	$9,995,396	$15,029,688	$4,542,350	$6,716,009

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$352,517	$86,739	$(51,135)	$(45,160)	$(50,781)	$(49,889)	$234,738	$242,910
Net realized gain (loss) on investments	(1,293,006)	(2,242,971)	(575,162)	(353,122)	(77,243)	(283,635)	221,822	83,385
Change in unrealized appreciation/ depreciation of investments	577,950	3,082,538	200,897	2,640,247	(111,383)	1,256,437	40,803	140,138
Net increase (decrease) in net assets from operations	(362,539)	926,306	(425,400)	2,241,965	(239,407)	922,913	497,363	466,433
Contract transactions:
Transfers of net premiums	413,904	321,585	502,274	467,081	221,040	227,058	359,712	387,402
Transfers of surrenders and death benefits	(428,605)	(505,707)	(702,728)	(888,082)	(364,418)	(472,509)	(1,546,315)	(1,597,464)
Transfers of administrative and other charges	(9,027)	(10,128)	(13,781)	(15,526)	(5,650)	(6,143)	(15,960)	(16,910)
Transfers between subaccounts, including Declared Interest Option account	(239,957)	(762,191)	(1,928,217)	(340,515)	(499,317)	(353,439)	801,304	554,419
Net increase (decrease) in net assets from contract transactions	(263,685)	(956,441)	(2,142,452)	(777,042)	(648,345)	(605,033)	(401,259)	(672,553)
Total increase (decrease) in net assets	(626,224)	(30,135)	(2,567,852)	1,464,923	(887,752)	317,880	96,104	(206,120)
Net assets at beginning of period	5,442,038	5,472,173	10,436,728	8,971,805	4,371,254	4,053,374	11,309,752	11,515,872
Net assets at end of period	$4,815,814	$5,442,038	$7,868,876	$10,436,728	$3,483,502	$4,371,254	$11,405,856	$11,309,752

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Cap Core Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$32,436	$9,469	$(6,300)	$1,842	$4,778	$(1,931)	$(37,786)	$(41,633)
Net realized gain (loss) on investments	(291,171)	(246,614)	508,931	(1,213,796)	(6,715)	(101,870)	(186,555)	(288,799)
Change in unrealized appreciation/ depreciation of investments	190,546	545,167	(537,003)	1,441,526	45,490	1,051,156	22,307	1,108,561
Net increase (decrease) in net assets from operations	(68,189)	308,022	(34,372)	229,572	43,553	947,355	(202,034)	778,129
Contract transactions:
Transfers of net premiums	182,035	152,650	259,399	332,524	249,592	217,083	193,965	167,548
Transfers of surrenders and death benefits	(366,358)	(356,015)	(332,565)	(612,021)	(429,315)	(360,021)	(326,948)	(360,274)
Transfers of administrative and other charges	(3,836)	(4,625)	(6,318)	(10,775)	(6,659)	(7,445)	(5,204)	(5,752)
Transfers between subaccounts, including Declared Interest Option account	(385,861)	(440,452)	(2,979,700)	(1,365,301)	(338,339)	(372,355)	(300,631)	(333,818)
Net increase (decrease) in net assets from contract transactions	(574,020)	(648,442)	(3,059,184)	(1,655,573)	(524,721)	(522,738)	(438,818)	(532,296)
Total increase (decrease) in net assets	(642,209)	(340,420)	(3,093,556)	(1,426,001)	(481,168)	424,617	(640,852)	245,833
Net assets at beginning of period	3,326,280	3,666,700	6,056,269	7,482,270	5,138,825	4,714,208	3,616,529	3,370,696
Net assets at end of period	$2,684,071	$3,326,280	$2,962,713	$6,056,269	$4,657,657	$5,138,825	$2,975,677	$3,616,529

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$101,358	$129,810	$(106,728)	$(100,967)	$(95,253)	$(92,347)	$112,626	$160,497
Net realized gain (loss) on investments	(1,074,846)	(1,142,467)	1,148,252	621,339	825,145	329,127	37,288	54,885
Change in unrealized appreciation/ depreciation of investments	496,604	3,533,020	(1,229,917)	1,408,686	(888,152)	1,269,104	(346,828)	1,494,423
Net increase (decrease) in net assets from operations	(476,884)	2,520,363	(188,393)	1,929,058	(158,260)	1,505,884	(196,914)	1,709,805
Contract transactions:
Transfers of net premiums	834,677	742,757	380,123	267,616	433,648	425,464	545,868	485,869
Transfers of surrenders and death benefits	(1,963,040)	(2,545,668)	(822,284)	(757,451)	(820,040)	(903,484)	(1,290,711)	(2,143,521)
Transfers of administrative and other charges	(26,710)	(28,451)	(9,204)	(10,214)	(14,664)	(15,944)	(16,942)	(19,508)
Transfers between subaccounts, including Declared Interest Option account	(332,013)	(1,495,308)	(455,341)	(460,136)	(854,244)	(313,135)	(932,143)	(1,495,402)
Net increase (decrease) in net assets from contract transactions	(1,487,086)	(3,326,670)	(906,706)	(960,185)	(1,255,300)	(807,099)	(1,693,928)	(3,172,562)
Total increase (decrease) in net assets	(1,963,970)	(806,307)	(1,095,099)	968,873	(1,413,560)	698,785	(1,890,842)	(1,462,757)
Net assets at beginning of period	20,701,940	21,508,247	8,991,184	8,022,311	9,744,057	9,045,272	14,745,442	16,208,199
Net assets at end of period	$18,737,970	$20,701,940	$7,896,085	$8,991,184	$8,330,497	$9,744,057	$12,854,600	$14,745,442

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year Ended December 31
	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$36,140	$(12,535)
Net realized gain (loss) on investments	(364,560)	(64,743)
Change in unrealized appreciation/ depreciation of investments	(878,442)	518,194
Net increase (decrease) in net assets from operations	(1,206,862)	440,916
Contract transactions:
Transfers of net premiums	284,089	180,580
Transfers of surrenders and death benefits	(616,542)	(359,821)
Transfers of administrative and other charges	(8,043)	(4,864)
Transfers between subaccounts, including Declared Interest Option account	4,112,881	(210,749)
Net increase (decrease) in net assets from contract transactions	3,772,385	(394,854)
Total increase (decrease) in net assets	2,565,523	46,062
Net assets at beginning of period	3,686,224	3,640,162
Net assets at end of period	$6,251,747	$3,686,224

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Calvert Variable Products, Inc.*
	EAFE International Index – F Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index – F Subaccount		S&P MidCap 400 Index – F Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$39,065	$24,012	$(1,976)	$(1,733)	$(2,003)	$(1,352)	$(1,817)	$(1,440)
Net realized gain (loss) on investments	309,752	52,214	61,542	11,099	18,542	(794)	16,945	11,917
Change in unrealized appreciation/ depreciation of investments	(1,056,138)	235,472	(50,854)	32,094	(34,461)	54,626	(23,351)	47,324
Net increase (decrease) in net assets from operations	(707,321)	311,698	8,712	41,460	(17,922)	52,480	(8,223)	57,801
Contract transactions:
Transfers of net premiums	388,248	1,747,801	21,055	99,252	22,402	85,779	5,963	64,026
Transfers of surrenders and death benefits	(457,283)	(315,188)	(23,239)	(16,048)	(27,101)	(4,701)	(14,719)	(23,034)
Transfers of administrative and other charges	(41,209)	(39,302)	(1,151)	(982)	(1,447)	(1,260)	(1,320)	(1,226)
Transfers between subaccounts, including Declared Interest Option account	66,410	(99,941)	(87,944)	7,308	(13,508)	10,942	(18,796)	(4,700)
Net increase (decrease) in net assets from contract transactions	(43,834)	1,293,370	(91,279)	89,530	(19,654)	90,760	(28,872)	35,066
Total increase (decrease) in net assets	(751,155)	1,605,068	(82,567)	130,990	(37,576)	143,240	(37,095)	92,867
Net assets at beginning of period	5,359,865	3,754,797	279,111	148,121	286,131	142,891	300,301	207,434
Net assets at end of period	$4,608,710	$5,359,865	$196,544	$279,111	$248,555	$286,131	$263,206	$300,301

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Columbia Variable Products, Inc.*(1)
	International Opportunity Subaccount (2)		Mid Cap Value Opportunity Subaccount (3)		Small Cap Value Subaccount		Small Co. Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,239	$2,340	$10,443	$4,864	$(31)	$73	$(15,906)	$(14,496)
Net realized gain (loss) on investments	7,331	363	165,338	84,279	26,057	8,226	160,941	70,556
Change in unrealized appreciation/ depreciation of investments	(19,378)	3,250	(302,266)	233,817	(39,056)	21,929	(222,716)	310,258
Net increase (decrease) in net assets from operations	(7,808)	5,953	(126,485)	322,960	(13,030)	30,228	(77,681)	366,318
Contract transactions:
Transfers of net premiums	13,105	20,736	142,204	314,721	8,205	9,184	126,461	543,937
Transfers of surrenders and death benefits	(4,710)	(1,568)	(152,682)	(93,980)	(6,191)	(2,250)	(156,350)	(97,372)
Transfers of administrative and other charges	(297)	(294)	(14,503)	(11,403)	(615)	(657)	(13,703)	(12,785)
Transfers between subaccounts, including Declared Interest Option account	(30,958)	3,036	(303,030)	943,138	(29,125)	(5,086)	(150,059)	(123,174)
Net increase (decrease) in net assets from contract transactions	(22,860)	21,910	(328,011)	1,152,476	(27,726)	1,191	(193,651)	310,606
Total increase (decrease) in net assets	(30,668)	27,863	(454,496)	1,475,436	(40,756)	31,419	(271,332)	676,924
Net assets at beginning of period	85,346	57,483	2,059,610	584,174	155,273	123,854	1,750,090	1,073,166
Net assets at end of period	$54,678	$85,346	$1,605,114	$2,059,610	$114,517	$155,273	$1,478,758	$1,750,090

(1) Formerly known as Columbia Funds Variable Insurance Trust.

(2) Formerly known as International Subaccount.

(3) Formerly known as Mid Cap Value B Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	DWS Variable Series I*		DWS Variable Series II*		Federated Insurance Series*
	Global Small Cap Growth Subaccount (1)		Global Thematic Subaccount		Capital Appreciation Subaccount	Managed Volatility Subaccount
	Year Ended December 31		Year Ended December 31		Year ended December 31 Except as Noted	Year ended December 31 Except as Noted
	2011	2010	2011	2010	2011 (2)	2011 (2)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,499	$(1,084)	$(12,564)	$(1,916)	$(16,970)	$(6,733)
Net realized gain (loss) on investments	37,675	3,356	254,252	93,786	(22,912)	(3,330)
Change in unrealized appreciation/ depreciation of investments	(59,220)	40,892	(782,548)	323,279	(230,812)	724
Net increase (decrease) in net assets from operations	(20,046)	43,164	(540,860)	415,149	(270,694)	(9,339)
Contract transactions:
Transfers of net premiums	13,434	19,297	261,317	1,127,519	72,650	32,783
Transfers of surrenders and death benefits	(19,038)	(4,154)	(322,752)	(215,523)	(123,113)	(56,157)
Transfers of administrative and other charges	(774)	(901)	(27,480)	(25,748)	(13,158)	(1,866)
Transfers between subaccounts, including Declared Interest Option account	(61,809)	8,290	(15,816)	(16,904)	4,041,966	1,546,793
Net increase (decrease) in net assets from contract transactions	(68,187)	22,532	(104,731)	869,344	3,978,345	1,521,553
Total increase (decrease) in net assets	(88,233)	65,696	(645,591)	1,284,493	3,707,651	1,512,214
Net assets at beginning of period	216,833	151,137	3,756,766	2,472,273	–	–
Net assets at end of period	$128,600	$216,833	$3,111,175	$3,756,766	$3,707,651	$1,512,214

(1) Formerly known as Global Opportunities Subaccount.

(2) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Federated Insurance Series*		Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount		Growth – SC2 Subaccount
	Year ended December 31 Except as Noted	Year ended December 31 Except as Noted	Year Ended December 31		Year Ended December 31
	2011 (1)	2011 (1)	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,457)	$(43,394)	$(5,035)	$1,674	$(2,800)	$(2,432)
Net realized gain (loss) on investments	–	(10,968)	196,270	(15,920)	23,185	6,842
Change in unrealized appreciation/ depreciation of investments	–	(128,428)	(238,332)	207,209	(23,967)	50,237
Net increase (decrease) in net assets from operations	(4,457)	(182,790)	(47,097)	192,963	(3,582)	54,647
Contract transactions:
Transfers of net premiums	7,398	165,696	75,697	453,482	27,367	51,060
Transfers of surrenders and death benefits	(35,548)	(322,219)	(91,046)	(32,671)	(25,776)	(27,927)
Transfers of administrative and other charges	(1,720)	(32,709)	(6,535)	(6,046)	(1,588)	(1,340)
Transfers between subaccounts, including Declared Interest Option account	1,162,870	9,597,166	(363,884)	4,398	(15,391)	33,230
Net increase (decrease) in net assets from contract transactions	1,133,000	9,407,934	(385,768)	419,163	(15,388)	55,023
Total increase (decrease) in net assets	1,128,543	9,225,144	(432,865)	612,126	(18,970)	109,670
Net assets at beginning of period	–	–	1,518,518	906,392	317,703	208,033
Net assets at end of period	$1,128,543	$9,225,144	$1,085,653	$1,518,518	$298,733	$317,703

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 – SC2 Subaccount		Mid-Cap – SC2 Subaccount		Fidelity Real Estate – SC2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$11,553	$16,587	$2,846	$3,798	$(14,602)	$(12,496)	$(1,779)	$5,662
Net realized gain (loss) on investments	9,552	20,534	40,797	(3,719)	142,497	138,232	264,428	224,849
Change in unrealized appreciation/ depreciation of investments	(13,488)	(7,799)	(38,528)	61,895	(307,135)	217,468	(125,587)	239,754
Net increase (decrease) in net assets from operations	7,617	29,322	5,115	61,974	(179,240)	343,204	137,062	470,265
Contract transactions:
Transfers of net premiums	25,987	150,545	19,067	128,439	106,973	524,388	149,858	610,350
Transfers of surrenders and death benefits	(14,144)	(22,208)	(68,655)	(51,496)	(139,115)	(96,636)	(191,797)	(122,664)
Transfers of administrative and other charges	(1,484)	(1,451)	(2,388)	(2,406)	(10,855)	(10,370)	(15,994)	(14,706)
Transfers between subaccounts, including Declared Interest Option account	(72,757)	(38,448)	(54,874)	(19,740)	(102,752)	(272,524)	(80,773)	(415,739)
Net increase (decrease) in net assets from contract transactions	(62,398)	88,438	(106,850)	54,797	(145,749)	144,858	(138,706)	57,241
Total increase (decrease) in net assets	(54,781)	117,760	(101,735)	116,771	(324,989)	488,062	(1,644)	527,506
Net assets at beginning of period	259,019	141,259	539,697	422,926	1,598,300	1,110,238	2,038,468	1,510,962
Net assets at end of period	$204,238	$259,019	$437,962	$539,697	$1,273,311	$1,598,300	$2,036,824	$2,038,468

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Small Cap Value Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Global Bond Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,819)	$(4,428)	$54,341	$54,255	$3,804	$1,261	$17,793	$1,620
Net realized gain (loss) on investments	190,926	97,598	7,217	17,761	13,783	(2,586)	12,938	3,633
Change in unrealized appreciation/ depreciation of investments	(298,586)	407,175	49,406	15,777	(26,895)	24,469	(36,887)	36,737
Net increase (decrease) in net assets from operations	(114,479)	500,345	110,964	87,793	(9,308)	23,144	(6,156)	41,990
Contract transactions:
Transfers of net premiums	164,141	684,678	159,877	648,455	11,648	65,349	16,374	17,531
Transfers of surrenders and death benefits	(204,918)	(133,750)	(258,131)	(164,098)	(26,718)	(7,573)	(17,094)	(15,411)
Transfers of administrative and other charges	(17,589)	(15,741)	(16,909)	(15,537)	(911)	(907)	(1,334)	(1,275)
Transfers between subaccounts, including Declared Interest Option account	10,504	(105,333)	(65,624)	160,900	(46,740)	52,693	(39,205)	42,384
Net increase (decrease) in net assets from contract transactions	(47,862)	429,854	(180,787)	629,720	(62,721)	109,562	(41,259)	43,229
Total increase (decrease) in net assets	(162,341)	930,199	(69,823)	717,513	(72,029)	132,706	(47,415)	85,219
Net assets at beginning of period	2,466,096	1,535,897	2,407,023	1,689,510	297,382	164,676	372,820	287,601
Net assets at end of period	$2,303,755	$2,466,096	$2,337,200	$2,407,023	$225,353	$297,382	$325,405	$372,820

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	J.P. Morgan Insurance Trust*
	Intrepid Growth Subaccount		Intrepid Mid Cap Subaccount		Mid Cap Growth Subaccount		Small Cap Core – CL2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$291	$(2,359)	$(59)	$67	$(2,385)	$(2,211)	$(1,500)	$(1,510)
Net realized gain (loss) on investments	242,612	88,916	2,325	6,061	24,168	25,137	6,573	16,636
Change in unrealized appreciation/ depreciation of investments	(206,089)	370,868	(2,652)	5,894	(37,614)	31,644	(13,899)	18,458
Net increase (decrease) in net assets from operations	36,814	457,425	(386)	12,022	(15,831)	54,570	(8,826)	33,584
Contract transactions:
Transfers of net premiums	259,020	1,113,449	1,071	14,570	14,653	51,176	3,013	13,263
Transfers of surrenders and death benefits	(321,134)	(205,852)	(2,914)	(5,692)	(27,416)	(6,030)	(4,844)	(6,488)
Transfers of administrative and other charges	(28,082)	(25,185)	(218)	(243)	(875)	(873)	(486)	(506)
Transfers between subaccounts, including Declared Interest Option account	(189,139)	(86,319)	(9,076)	(4,552)	(36,803)	(20,027)	(18,559)	10,074
Net increase (decrease) in net assets from contract transactions	(279,335)	796,093	(11,137)	4,083	(50,441)	24,246	(20,876)	16,343
Total increase (decrease) in net assets	(242,521)	1,253,518	(11,523)	16,105	(66,272)	78,816	(29,702)	49,927
Net assets at beginning of period	3,635,885	2,382,367	53,370	37,265	251,631	172,815	159,496	109,569
Net assets at end of period	$3,393,364	$3,635,885	$41,847	$53,370	$185,359	$251,631	$129,794	$159,496

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Equity Income Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$40,503	$46,951	$(942)	$(715)	$2,975	$3,472	$636	$64
Net realized gain (loss) on investments	313,740	115,271	11,168	7,533	11,592	10,110	33,253	22,495
Change in unrealized appreciation/ depreciation of investments	(441,953)	479,082	(13,123)	5,400	(17,186)	10,673	(86,877)	27,600
Net increase (decrease) in net assets from operations	(87,710)	641,304	(2,897)	12,218	(2,619)	24,255	(52,988)	50,159
Contract transactions:
Transfers of net premiums	363,686	1,772,869	11,923	58,939	18,308	97,131	24,140	174,613
Transfers of surrenders and death benefits	(458,973)	(339,730)	(237)	(3,023)	(17,255)	(4,399)	(28,412)	(26,252)
Transfers of administrative and other charges	(38,081)	(36,591)	(583)	(525)	(1,412)	(1,280)	(1,838)	(1,650)
Transfers between subaccounts, including Declared Interest Option account	(204,365)	(740,045)	(11,232)	(8,235)	(37,008)	16,226	(106,191)	(28,628)
Net increase (decrease) in net assets from contract transactions	(337,733)	656,503	(129)	47,156	(37,367)	107,678	(112,301)	118,083
Total increase (decrease) in net assets	(425,443)	1,297,807	(3,026)	59,374	(39,986)	131,933	(165,289)	168,242
Net assets at beginning of period	5,519,672	4,221,865	120,585	61,211	282,507	150,574	432,924	264,682
Net assets at end of period	$5,094,229	$5,519,672	$117,559	$120,585	$242,521	$282,507	$267,635	$432,924

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating variable annuity contracts (Product A), individual flexible premium deferred variable annuity contracts (Product B) and variable annuity contracts (Product C) issued by the Company.

At the direction of eligible policy owners, the Account invests in fifty-five investment options in the following open-end registered investment companies (the Funds).

Subaccount	Product	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:

American Century Mid Cap Value	A & B	VP Mid Cap Value Fund

Inflation Protection Bond	A & B	VP Inflation Protection Bond Fund

Ultra	A & B	VP Ultra® Fund

Value	A & B	VP Value Fund

Vista	A & B	VP VistaSM Fund

Calvert Variable Products, Inc.:

EAFE International Index – F	C	EAFE International Index Portfolio – Class F

NASDAQ 100 Index	A, B & C	NASDAQ-100 Index Portfolio

Russell 2000 Small Cap Index	A & B	Russell 2000 Small Cap Index Portfolio

Russell 2000 Small Cap Index – F	C	Russell 2000 Small Cap Index Portfolio – Class F

S&P MidCap 400 Index	A & B	S&P MidCap 400 Index Portfolio

S&P MidCap 400 Index – F	C	S&P MidCap 400 Index Portfolio – Class F

Columbia Variable Products, Inc.: (1)

International Opportunity (2)	C	International Opportunity Fund – Class 1 (2)

Mid Cap Value Opportunity (2)	C	Mid Cap Value Opportunity Fund – Class 1 (2)

Small Cap Value	C	Small Cap Value Fund – Class 2

Small Co. Growth	C	Small Company Growth Fund – Class 2

Dreyfus Variable Investment Fund:

Appreciation	A & B	VIF Appreciation Portfolio – Initial Share Class

Dreyfus Growth & Income	A & B	VIF Growth and Income Portfolio – Initial Share Class

International Equity	A & B	VIF International Equity Portfolio – Initial Share Class

Opportunistic Small Cap	A & B	VIF Opportunistic Small Cap Portfolio – Initial Share Class

Socially Responsible Growth	A & B	Dreyfus Socially Responsible Growth Fund, Inc. – Service Share Class

DWS Variable Series I:

Global Small Cap Growth (3)	C	DWS Global Small Cap Growth VIP – Class A (3)

DWS Variable Series II:

Global Thematic	C	DWS Global Thematic VIP – Class A

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Product	Invests Exclusively in Shares of
Federated Insurance Series: (4)

Capital Appreciation (5)	A, B & C	Federated Capital Appreciation Fund II – Primary Shares

Managed Volatility (5)(6)	A, B & C	Federated Managed Volatility Fund II (6)

Prime Money (5)	A, B & C	Federated Prime Money Fund II

Quality Bond (5)	A, B & C	Federated Quality Bond Fund II – Primary Shares

Fidelity® Variable Insurance Products Funds:

Contrafund	A & B	VIP Contrafund® Portfolio – Initial Class

Contrafund – SC2	C	VIP Contrafund® Portfolio – Service Class 2

Growth	A & B	VIP Growth Portfolio – Initial Class

Growth – SC2	C	VIP Growth Portfolio – Service Class 2

Fidelity Growth & Income	A & B	VIP Growth & Income Portfolio – Initial Class

High Income – SC2	A, B & C	VIP High Income Portfolio – Service Class 2

Index 500	A & B	VIP Index 500 Portfolio – Initial Class

Index 500 – SC2	C	VIP Index 500 Portfolio – Service Class 2

Mid-Cap – SC2	A, B & C	VIP Mid Cap Portfolio – Service Class 2

Overseas	A & B	VIP Overseas Portfolio – Initial Class

Fidelity Real Estate – SC2	C	VIP Real Estate Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Real Estate	A & B	Franklin Global Real Estate Securities Fund – Class 2

Franklin Small Cap Value Securities	A, B & C	Franklin Small Cap Value Securities Fund – Class 2

Franklin Small-Mid Cap Growth Securities	A & B	Franklin Small-Mid Cap Growth Securities Fund – Class 2

Franklin U.S. Government	A, B & C	Franklin U.S. Government Fund – Class 2

Mutual Shares Securities	A, B & C	Mutual Shares Securities Fund – Class 2

Templeton Global Bond Securities	C	Templeton Global Bond Securities Fund – Class 2

Templeton Growth Securities	A & B	Templeton Growth Securities Fund – Class 2

J.P. Morgan Insurance Trust:

Intrepid Growth	C	Intrepid Growth Portfolio – Class 1

Intrepid Mid Cap	C	Intrepid Mid Cap Portfolio – Class 1

Mid Cap Growth	C	Mid Cap Growth Portfolio – Class 1

Mid-Cap Value	A & B	Mid Cap Value Portfolio – Class 1

Small Cap Core	A & B	Small Cap Core Portfolio – Class 1

Small Cap Core – CL2	C	Small Cap Core Portfolio – Class 2

T. Rowe Price Equity Series, Inc.:

Equity Income	A, B & C	Equity Income Portfolio

Mid-Cap Growth	A & B	Mid-Cap Growth Portfolio

New America Growth	A, B & C	New America Growth Portfolio

Personal Strategy Balanced	A, B & C	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:

International Stock	A, B & C	International Stock Portfolio

(1)  Formerly Columbia Funds Variable Insurance Trust. Effective May 2, 2011, the fund group's name changed.

(2)  Effective April 29, 2011, Columbia Funds Variable Insurance Trust, International Fund – Class A and Mid Cap Value Fund – Class B merged into Columbia Variable Product, International Opportunity Fund – Class 1 and Mid Cap Value Opportunity Fund – Class 1, respectively.

(3)  Formerly DWS Global Opportunities VIP – Class A. Effective May 2, 2011, the fund's name changed.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

(4)  Effective July 15, 2011, the portfolios of the EquiTrust Variable Insurance Series Fund merged with and into comparable portfolios of the Federated Insurance Series. On that date, the assets of each portfolio of the EquiTrust Variable Insurance Series Fund were transferred to a comparable portfolio of the Federated Insurance Series and each portfolio of the EquiTrust Variable Insurance Series Fund ceased to exist. The assets of the EquiTrust Variable Insurance Series Fund portfolios were transferred as follows: (a) from the Value Growth and Blue Chip Portfolios to the Federated Capital Appreciation Fund II; (b) from the Strategic Yield and High Grade Bond Portfolios to the Federated Quality Bond Fund II; (c) from the Managed Portfolio to the Federated Capital Income Fund II; and (d) from the Money Market Portfolio to the Federated Prime Money Fund II. Subaccounts that had invested in the EquiTrust Variable Insurance Series Fund Portfolios ceased to exist as money transferred into subaccounts invested in the comparable portfolios of the Federated Insurance Series.

(5)  Subaccount commenced operations July 15, 2011.

(6)  Formerly Federated Capital Income Fund II. Effective December 2, 2011, the fund's name changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account's investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account's own assumptions in determining the fair value of the investments)

At December 31, 2011, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent investment purchases and redemptions that have not been remitted to the Account.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% for Products A and B and 1.00% for Product C, of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge: Prior to the annuity payment period, the Company will deduct an administrative charge of $45 annually on Product A contracts, $30 annually on Product B contracts and $4 monthly on Product C contracts, to reimburse it for administrative expenses related to the contract. (For Product A contracts issued prior to May 1, 2006, the annual administrative charge was $30. Product A administrative charges on all contracts increased July 1, 2009, to the maximum $45.) A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years for Products A and B, and eight contract years for Product C. In each contract year after the first contract year, a Product A contract owner may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. Product B may annually surrender a maximum of 10% of the accumulated value without incurring a surrender charge. Product C contract owners may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. The amount charged for Products A, B and C is 7%, 6% and 8%, respectively, of the amount surrendered during the first contract year. For Product A, the charge declines by 1% in each of the next five years and 2% the sixth contract year. Product B and C charges decline 1% in each of the next six and eight contract years, respectively. No surrender charge is deducted if the partial surrender or surrender occurs after the surrender period has been exhausted.

Transfer Charge: Transfer charges for Products A, C and B of $10, $10 and $25, respectively, may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2011:

Subaccount	Cost of Purchases	Proceeds from Sales
Products A and B:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$144,415	$197,188
Inflation Protection Bond	83,772	630,957
Ultra	132,434	486,776
Value	77,060	164,793
Vista	180,444	1,048,141
Calvert Variable Products, Inc.:
NASDAQ 100 Index	483,607	954,025
Russell 2000 Small Cap Index	470,108	1,350,122
S&P MidCap 400 Index	387,280	1,426,048
Dreyfus Variable Investment Fund:
Appreciation	359,968	1,143,042
Dreyfus Growth & Income	68,289	257,946
International Equity	1,096,900	5,522,686
Opportunistic Small Cap	318,531	879,906
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	29,995	115,684
Federated Insurance Series:
Capital Appreciation	41,978,337	3,548,508
Managed Volatility	30,801,250	3,011,819
Prime Money	6,102,105	912,351
Quality Bond	38,554,556	3,555,488
Fidelity® Variable Insurance Products Funds:
Contrafund	896,558	5,782,497
Growth	675,490	1,946,683
Fidelity Growth & Income	278,314	833,343
High Income – SC2	646,735	1,333,669
Index 500	943,999	2,603,619
Mid-Cap – SC2	903,609	4,622,728
Overseas	363,256	1,476,003

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Products A and B (continued):
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	$1,002,561	$913,729
Franklin Small Cap Value Securities	648,778	2,842,365
Franklin Small-Mid Cap Growth Securities	151,324	850,450
Franklin U.S. Government	2,613,208	2,779,729
Mutual Shares Securities	277,612	819,196
Templeton Growth Securities	444,703	3,510,187
J.P. Morgan Insurance Trust:
Mid-Cap Value	367,655	887,598
Small Cap Core	287,915	764,519
T. Rowe Price Equity Series, Inc.:
Equity Income	2,601,697	3,987,425
Mid-Cap Growth	1,512,030	1,583,812
New America Growth	1,239,150	1,932,286
Personal Strategy Balanced	852,791	2,434,093
T. Rowe Price International Series, Inc.:
International Stock	4,999,541	1,191,016
Product C:
Calvert Variable Products, Inc.:
EAFE International Index – F	$885,445	$890,214
NASDAQ 100 Index	45,985	129,059
Russell 2000 Small Cap Index – F	33,385	46,134
S&P MidCap 400 Index – F	11,484	42,173
Columbia Variable Products, Inc.:
International Opportunity	20,589	39,210
Mid Cap Value Opportunity	263,626	581,194
Small Cap Value	29,569	41,386
Small Co. Growth	237,993	447,550
DWS Variable Series I:
Global Small Cap Growth	17,707	84,395
DWS Variable Series II:
Global Thematic	504,251	621,546
Federated Insurance Series:
Capital Appreciation	4,245,916	284,541
Managed Volatility	1,655,431	140,611
Prime Money	1,280,121	151,578
Quality Bond	10,458,787	1,094,247

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Product C (continued):
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	$253,055	$643,858
Growth – SC2	37,905	54,992
High Income – SC2	68,726	119,571
Index 500 – SC2	36,203	127,549
Mid-Cap – SC2	163,583	321,491
Fidelity Real Estate – SC2	272,669	413,154
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	369,697	424,378
Franklin U.S. Government	430,130	556,576
Mutual Shares Securities	30,941	89,858
Templeton Global Bond Securities	61,795	82,756
J.P. Morgan Insurance Trust:
Intrepid Growth	329,450	608,494
Intrepid Mid Cap	1,477	12,673
Mid Cap Growth	13,257	66,083
Small Cap Core – CL2	2,883	25,259
T. Rowe Price Equity Series, Inc.:
Equity Income	538,496	835,726
New America Growth	20,894	12,721
Personal Strategy Balanced	38,206	72,598
T. Rowe Price International Series, Inc.:
International Stock	70,074	181,739

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2011 and 2010:

	Period Ended December 31
	2011			2010
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A and B:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	8,825	15,132	(6,307)	5,902	18,792	(12,890)
Inflation Protection Bond	3,350	49,555	(46,205)	24,911	9,452	15,459
Ultra	11,136	40,038	(28,902)	12,324	36,775	(24,451)
Value	6,439	15,229	(8,790)	10,248	4,523	5,725
Vista	12,059	65,057	(52,998)	17,566	46,824	(29,258)
Calvert Variable Products, Inc.:
NASDAQ 100 Index	11,562	50,174	(38,612)	12,987	63,798	(50,811)
Russell 2000 Small Cap Index	12,428	69,246	(56,818)	17,519	93,458	(75,939)
S&P MidCap 400 Index	16,524	64,673	(48,149)	15,393	85,778	(70,385)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2011			2010
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A and B (continued):
Dreyfus Variable Investment Fund:
Appreciation	20,514	79,883	(59,369)	99,525	81,888	17,637
Dreyfus Growth & Income	4,638	21,608	(16,970)	8,384	15,173	(6,789)
International Equity	44,237	278,742	(234,505)	128,752	98,122	30,630
Opportunistic Small Cap	25,858	71,393	(45,535)	26,205	48,898	(22,693)
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	2,358	9,738	(7,380)	4,406	5,774	(1,368)
Federated Insurance Series:
Capital Appreciation	4,199,058	357,548	3,841,510	–	–	–
Managed Volatility	3,081,127	292,361	2,788,766	–	–	–
Prime Money	610,487	88,536	521,951	–	–	–
Quality Bond	3,854,374	338,422	3,515,952	–	–	–
Fidelity® Variable Insurance Products Funds:
Contrafund	41,165	350,061	(308,896)	57,629	339,167	(281,538)
Growth	64,303	189,733	(125,430)	58,009	176,592	(118,583)
Fidelity Growth & Income	20,807	77,865	(57,058)	27,833	80,101	(52,268)
High Income – SC2	20,926	67,109	(46,183)	23,649	46,503	(22,854)
Index 500	38,930	241,963	(203,033)	37,753	267,379	(229,626)
Mid-Cap – SC2	36,374	187,047	(150,673)	52,486	114,481	(61,995)
Overseas	22,997	115,733	(92,736)	36,779	106,041	(69,262)
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	43,757	64,378	(20,621)	17,812	100,071	(82,259)
Franklin Small Cap Value Securities	28,583	131,746	(103,163)	26,690	70,847	(44,157)
Franklin Small-Mid Cap Growth Securities	9,958	54,160	(44,202)	19,294	68,286	(48,992)
Franklin U.S. Government	160,999	189,101	(28,102)	103,886	152,732	(48,846)
Mutual Shares Securities	14,715	56,483	(41,768)	15,205	65,601	(50,396)
Templeton Growth Securities	29,238	241,880	(212,642)	34,365	175,445	(141,080)
J.P. Morgan Insurance Trust:
Mid-Cap Value	14,219	39,365	(25,146)	15,416	44,673	(29,257)
Small Cap Core	17,285	44,676	(27,391)	13,890	51,086	(37,196)
T. Rowe Price EquitySeries, Inc.:
Equity Income	156,828	271,294	(114,466)	45,949	313,416	(267,467)
Mid-Cap Growth	24,699	64,170	(39,471)	16,622	67,784	(51,162)
New America Growth	49,571	159,112	(109,541)	51,920	136,755	(84,835)
Personal Strategy Balanced	34,288	139,345	(105,057)	24,836	239,797	(214,961)
T. Rowe Price International Series, Inc.:
International Stock	395,600	96,269	299,331	26,129	61,995	(35,866)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2011			2010
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Product C:
Calvert Variable Products, Inc.:
EAFE International Index – F	99,027	100,959	(1,932)	280,189	112,450	167,739
NASDAQ 100 Index	2,833	10,063	(7,230)	11,192	2,518	8,674
Russell 2000 Small Cap Index – F	2,125	4,003	(1,878)	9,956	606	9,350
S&P MidCap 400 Index – F	921	3,456	(2,535)	7,158	3,311	3,847
Columbia Variable Products, Inc.:
International Opportunity	1,867	4,497	(2,630)	3,657	862	2,795
Mid Cap Value Opportunity	25,564	56,833	(31,269)	170,708	29,651	141,057
Small Cap Value	1,032	3,704	(2,672)	2,593	2,576	17
Small Co. Growth	24,942	41,804	(16,862)	75,048	35,145	39,903
DWS Variable Series I:
Global Small Cap Growth	1,416	8,507	(7,091)	3,500	834	2,666
DWS Variable Series II:
Global Thematic	56,854	66,552	(9,698)	170,204	61,264	108,940
Federated Insurance Series:
Capital Appreciation	425,531	28,961	396,570	–	–	–
Managed Volatility	165,612	13,714	151,898	–	–	–
Prime Money	128,102	14,730	113,372	–	–	–
Quality Bond	1,045,866	106,251	939,615	–	–	–
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	25,177	65,029	(39,852)	63,461	15,598	47,863
Growth – SC2	3,929	5,686	(1,757)	11,481	4,574	6,907
High Income – SC2	4,449	9,491	(5,042)	15,000	6,613	8,387
Index 500 – SC2	1,528	11,929	(10,401)	12,623	6,756	5,867
Mid-Cap – SC2	14,885	29,046	(14,161)	59,520	42,705	16,815
Fidelity Real Estate – SC2	25,320	38,675	(13,355)	73,584	64,123	9,461
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	35,038	39,746	(4,708)	90,762	40,899	49,863
Franklin U.S. Government	30,750	46,087	(15,337)	89,888	32,781	57,107
Mutual Shares Securities	2,469	9,198	(6,729)	13,445	1,855	11,590
Templeton Global Bond Securities	2,653	5,631	(2,978)	4,696	1,312	3,384
J.P. Morgan Insurance Trust:
Intrepid Growth	28,929	56,568	(27,639)	145,861	54,438	91,423
Intrepid Mid Cap	98	1,064	(966)	4,710	3,853	857
Mid Cap Growth	1,337	6,492	(5,155)	11,897	8,273	3,624
Small Cap Core – CL2	255	2,170	(1,915)	11,063	9,116	1,947

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2011			2010
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Product C (continued):
T. Rowe Price EquitySeries, Inc.:
Equity Income	45,625	80,312	(34,687)	221,212	148,152	73,060
New America Growth	986	1,036	(50)	8,653	4,472	4,181
Personal Strategy Balanced	2,877	6,216	(3,339)	15,271	5,015	10,256
T. Rowe Price International Series, Inc.:
International Stock	6,730	19,364	(12,634)	21,335	7,657	13,678

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2011, 2010, 2009, 2008 and 2007, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2011	57,561	$12.31	$708,771	1.32%	1.25%	(1.91)%
2010	63,868	12.55	801,701	2.21	1.25	17.73
2009	76,758	10.66	818,062	3.90	1.25	28.43
2008	80,014	8.30	664,419	0.10	1.25	(25.29)
2007	75,066	11.11	834,239	0.99	1.25	(3.56)
Inflation Protection Bond:
2011	43,828	13.51	592,171	4.11	1.25	10.74
2010	90,033	12.20	1,098,687	1.80	1.25	4.01
2009	74,574	11.73	874,461	1.85	1.25	9.12
2008	114,278	10.75	1,228,289	5.09	1.25	(2.45)
2007	44,012	11.02	485,197	4.25	1.25	8.25
Ultra:
2011	142,039	11.38	1,616,259	–	1.25	(0.18)
2010	170,941	11.40	1,948,398	0.52	1.25	14.69
2009	195,392	9.94	1,942,679	0.28	1.25	32.71
2008	202,862	7.49	1,518,466	–	1.25	(42.16)
2007	211,795	12.95	2,743,361	–	1.25	19.46
Value:
2011	48,203	10.26	494,777	2.05	1.25	(0.29)
2010	56,993	10.29	586,286	2.27	1.25	12.09
2009	51,268	9.18	470,823	5.66	1.25	18.30
2008	56,589	7.76	438,981	2.27	1.25	(27.68)
2007	43,123	10.73	462,572	0.90	1.25	(6.29)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
American Century Variable Portfolios, Inc. (continued):
Vista:
2011	198,731	$14.00	$2,781,427	–%	1.25%	(8.97)%
2010	251,729	15.38	3,872,557	–	1.25	22.35
2009	280,987	12.57	3,533,137	–	1.25	20.87
2008	282,173	10.40	2,933,269	–	1.25	(49.24)
2007	287,031	20.49	5,880,836	–	1.25	38.07
Calvert Variable Products, Inc.:
NASDAQ 100 Index:
2011	293,790	17.34	5,093,820	0.27	1.25	1.76
2010	332,402	17.04	5,663,651	0.18	1.25	18.17
2009	383,213	14.42	5,527,597	0.09	1.25	51.63
2008	382,385	9.51	3,637,459	0.05	1.25	(42.64)
2007	407,469	16.58	6,755,420	1.19	1.25	17.01
Russell 2000 Small Cap Index:
2011	335,385	17.58	5,894,589	0.48	1.25	(6.04)
2010	392,203	18.71	7,336,730	0.51	1.25	24.57
2009	468,142	15.02	7,032,680	0.61	1.25	24.65
2008	507,043	12.05	6,111,110	1.98	1.25	(34.79)
2007	520,416	18.48	9,616,778	0.60	1.25	(3.40)
S&P MidCap 400 Index:
2011	354,746	19.63	6,961,921	0.64	1.25	(3.40)
2010	402,895	20.32	8,187,687	0.74	1.25	24.43
2009	473,280	16.33	7,730,110	0.91	1.25	34.62
2008	516,527	12.13	6,263,022	2.11	1.25	(37.38)
2007	567,365	19.37	10,992,493	0.88	1.25	6.02
Dreyfus Variable Investment Fund:
Appreciation:
2011	321,667	13.96	4,489,829	1.75	1.25	7.72
2010	381,036	12.96	4,938,902	1.96	1.25	13.88
2009	363,399	11.38	4,135,995	2.84	1.25	21.06
2008	451,574	9.40	4,245,888	1.96	1.25	(30.42)
2007	425,765	13.51	5,753,909	1.30	1.25	5.79
Dreyfus Growth & Income:
2011	104,289	10.91	1,138,049	1.24	1.25	(3.96)
2010	121,259	11.36	1,378,101	1.21	1.25	17.11
2009	128,048	9.70	1,242,388	1.33	1.25	27.13
2008	127,774	7.63	974,641	0.65	1.25	(41.13)
2007	139,656	12.96	1,810,298	0.76	1.25	7.11
International Equity:
2011	481,583	16.15	7,777,904	2.54	1.25	(15.71)
2010	716,088	19.16	13,723,778	1.60	1.25	8.62
2009	685,458	17.64	12,089,584	3.63	1.25	23.79
2008	601,361	14.25	8,572,317	1.80	1.25	(42.95)
2007	561,140	24.98	14,018,652	1.35	1.25	15.65

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Dreyfus Variable Investment Fund (continued):
Opportunistic Small Cap:
2011		204,337	$10.24	$2,092,256	0.43%	1.25%	(14.88)%
2010		249,872	12.03	3,006,431	0.76	1.25	29.49
2009		272,565	9.29	2,531,903	1.58	1.25	24.53
2008		261,543	7.46	1,951,724	0.89	1.25	(38.40)
2007		285,100	12.11	3,451,793	0.76	1.25	(12.12)
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2011		51,314	10.82	555,016	0.69	1.25	(0.55)
2010		58,694	10.88	638,523	0.64	1.25	13.10
2009		60,062	9.62	577,622	0.64	1.25	31.78
2008		61,034	7.30	445,346	0.42	1.25	(35.34)
2007		66,306	11.29	748,894	0.27	1.25	6.11
Federated Insurance Series:
Capital Appreciation:
2011	(5)	3,841,510	9.34	35,875,633	–	1.25	(6.60)
Managed Volatility: (6)
2011	(5)	2,788,766	9.94	27,723,458	–	1.25	(0.60)
Prime Money:
2011	(5)	521,951	9.94	5,189,754	–	1.25	(0.60)
Quality Bond:
2011	(5)	3,515,952	9.81	34,479,929	–	1.25	(1.90)
Fidelity® Variable Insurance Products Funds:
Contrafund:
2011		1,563,909	14.93	23,355,232	0.93	1.25	(3.74)
2010		1,872,805	15.51	29,047,330	1.20	1.25	15.75
2009		2,154,343	13.40	28,864,905	1.39	1.25	34.00
2008		2,406,018	10.00	24,049,798	0.99	1.25	(43.21)
2007		2,389,473	17.61	42,072,710	1.04	1.25	16.16
Growth:
2011		1,087,524	9.20	10,002,251	0.35	1.25	(0.97)
2010		1,212,954	9.29	11,270,777	0.27	1.25	22.56
2009		1,331,537	7.58	10,089,164	0.45	1.25	26.76
2008		1,412,718	5.98	8,447,814	0.80	1.25	(47.82)
2007		1,532,378	11.46	17,564,289	0.85	1.25	25.38
Fidelity Growth & Income:
2011		376,258	10.00	3,762,245	1.70	1.25	0.40
2010		433,316	9.96	4,316,805	0.69	1.25	13.44
2009		485,584	8.78	4,264,373	1.09	1.25	25.61
2008		525,169	6.99	3,670,859	1.20	1.25	(42.42)
2007		566,303	12.14	6,875,533	1.84	1.25	10.77

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Fidelity® Variable Insurance Products Funds (continued):
High Income – SC2:
2011	184,060	$19.13	$3,520,160	6.21%	1.25%	2.46%
2010	230,243	18.67	4,298,453	7.53	1.25	12.27
2009	253,097	16.63	4,208,506	8.10	1.25	41.77
2008	271,653	11.73	3,187,345	8.18	1.25	(26.09)
2007	307,939	15.87	4,887,660	8.68	1.25	1.28
Index 500:
2011	1,158,800	10.00	11,592,808	1.83	1.25	0.70
2010	1,361,833	9.93	13,516,554	1.86	1.25	13.62
2009	1,591,459	8.74	13,905,543	2.57	1.25	25.04
2008	1,728,707	6.99	12,079,292	2.16	1.25	(37.76)
2007	1,834,632	11.23	20,603,952	3.59	1.25	4.17
Mid-Cap – SC2:
2011	464,976	21.50	9,995,396	0.02	1.25	(11.92)
2010	615,649	24.41	15,029,688	0.12	1.25	26.94
2009	677,644	19.23	13,027,931	0.46	1.25	38.05
2008	744,248	13.93	10,365,432	0.24	1.25	(40.34)
2007	789,192	23.35	18,428,499	0.50	1.25	13.90
Overseas:
2011	442,058	10.28	4,542,350	1.28	1.25	(18.15)
2010	534,794	12.56	6,716,009	1.38	1.25	11.74
2009	604,056	11.24	6,791,047	2.19	1.25	24.89
2008	635,573	9.00	5,717,459	2.61	1.25	(44.48)
2007	651,752	16.21	10,565,058	3.44	1.25	15.87
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2011	387,804	12.42	4,815,814	7.85	1.25	(6.76)
2010	408,425	13.32	5,442,038	2.87	1.25	19.46
2009	490,684	11.15	5,472,173	12.63	1.25	7.62
2008	481,646	9.48	4,566,641	1.04	1.25	(43.13)
2007	584,614	16.67	9,742,919	2.38	1.25	(21.85)
Franklin Small Cap Value Securities:
2011	395,368	19.90	7,868,876	0.68	1.25	(4.92)
2010	498,531	20.93	10,436,728	0.75	1.25	26.62
2009	542,688	16.53	8,971,805	1.78	1.25	27.55
2008	448,160	12.96	5,808,357	1.18	1.25	(33.84)
2007	458,917	19.59	8,990,262	0.65	1.25	(3.59)
Franklin Small-Mid Cap Growth Securities:
2011	246,056	14.16	3,483,502	–	1.25	(5.98)
2010	290,258	15.06	4,371,254	–	1.25	26.03
2009	339,250	11.95	4,053,374	–	1.25	41.76
2008	540,490	8.43	4,553,647	–	1.25	(43.19)
2007	489,546	14.84	7,262,604	–	1.25	9.93

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Franklin U.S. Government:
2011	802,275	$14.22	$11,405,856	3.27%	1.25%	4.41%
2010	830,377	13.62	11,309,752	3.32	1.25	3.97
2009	879,223	13.10	11,515,872	3.64	1.25	1.87
2008	1,097,849	12.86	14,121,778	5.10	1.25	6.19
2007	1,069,377	12.11	12,945,084	4.55	1.25	5.30
Mutual Shares Securities:
2011	197,607	13.58	2,684,071	2.28	1.25	(2.30)
2010	239,375	13.90	3,326,280	1.52	1.25	9.88
2009	289,771	12.65	3,666,700	1.93	1.25	24.51
2008	297,086	10.16	3,019,500	2.99	1.25	(37.90)
2007	311,542	16.36	5,098,376	1.43	1.25	2.19
Templeton Growth Securities:
2011	242,071	12.24	2,962,713	1.10	1.25	(8.11)
2010	454,713	13.32	6,056,269	1.27	1.25	6.05
2009	595,793	12.56	7,482,270	3.75	1.25	29.48
2008	362,681	9.70	3,517,383	1.82	1.25	(43.04)
2007	393,733	17.03	6,704,478	1.33	1.25	1.07
J. P. Morgan Insurance Trust:
Mid-Cap Value:
2011	221,706	21.01	4,657,657	1.34	1.25	0.91
2010	246,852	20.82	5,138,825	1.20	1.25	21.97
2009	276,109	17.07	4,714,208	2.31	1.25	25.05
2008	294,660	13.65	4,020,967	1.10	1.25	(34.03)
2007	325,246	20.69	6,728,280	0.88	1.25	1.17
Small Cap Core:
2011	191,176	15.57	2,975,677	0.13	1.25	(5.92)
2010	218,567	16.55	3,616,529	–	1.25	25.57
2009	255,763	13.18	3,370,696	0.82	1.25	21.03
2008	311,889	10.89	3,395,286	0.19	1.25	(32.82)
2007	347,217	16.21	5,626,833	0.01	1.25	(6.84)
T. Rowe Price Equity Series, Inc.:
Equity Income:
2011	1,370,289	13.67	18,737,970	1.74	1.25	(1.94)
2010	1,484,755	13.94	20,701,940	1.88	1.25	13.61
2009	1,752,222	12.27	21,508,247	1.99	1.25	24.06
2008	1,980,696	9.89	19,598,720	2.39	1.25	(36.93)
2007	1,864,275	15.68	29,235,821	1.79	1.25	1.95
Mid-Cap Growth:
2011	357,224	22.10	7,896,085	–	1.25	(2.51)
2010	396,695	22.67	8,991,184	–	1.25	26.58
2009	447,857	17.91	8,022,311	–	1.25	43.86
2008	504,272	12.45	6,278,776	–	1.25	(40.52)
2007	585,594	20.93	12,255,760	0.21	1.25	16.08

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
T. Rowe Price Equity Series, Inc. (continued):
New America Growth:
2011		765,880	$10.88	$8,330,497	0.21%	1.25%	(2.25)%
2010		875,421	11.13	9,744,057	0.19	1.25	18.15
2009		960,256	9.42	9,045,272	–	1.25	47.88
2008		514,240	6.37	3,274,423	–	1.25	(38.98)
2007		542,792	10.44	5,667,018	–	1.25	12.38
Personal Strategy Balanced:
2011		811,906	15.83	12,854,600	2.03	1.25	(1.55)
2010		916,963	16.08	14,745,442	2.32	1.25	12.29
2009		1,131,924	14.32	16,208,199	2.16	1.25	30.54
2008		1,257,520	10.97	13,798,071	2.44	1.25	(30.79)
2007		1,365,862	15.85	21,642,669	2.20	1.25	6.30
T. Rowe Price International Series, Inc.:
International Stock:
2011		607,984	10.28	6,251,747	1.85	1.25	(13.90)
2010		308,653	11.94	3,686,224	0.89	1.25	12.96
2009		344,519	10.57	3,640,162	2.94	1.25	50.57
2008		327,147	7.02	2,296,323	1.95	1.25	(49.35)
2007		341,089	13.86	4,726,393	1.47	1.25	11.68
Product C:
Calvert Variable Products, Inc.:
EAFE International Index – F:
2011		639,742	$7.20	$4,608,710	1.75%	1.00%	(13.77)%
2010		641,674	8.35	5,359,865	1.49	1.00	5.43
2009		473,935	7.92	3,754,797	1.40	1.00	26.11
2008	(7)	196,085	6.28	1,230,440	0.66	1.00	(37.20)
NASDAQ 100 Index:
2011		16,116	12.20	196,544	0.22	1.00	2.01
2010		23,346	11.96	279,111	0.22	1.00	18.42
2009		14,672	10.10	148,121	0.13	1.00	52.11
2008	(7)	3,148	6.64	20,908	0.13	1.00	(33.60)
Russell 2000 Small Cap Index – F:
2011		22,868	10.87	248,555	0.27	1.00	(5.97)
2010		24,746	11.56	286,131	0.38	1.00	24.57
2009		15,396	9.28	142,891	0.44	1.00	24.73
2008	(7)	5,218	7.44	38,827	0.53	1.00	(25.60)
S&P MidCap 400 Index – F:
2011		24,871	10.58	263,206	0.36	1.00	(3.47)
2010		27,406	10.96	300,301	0.44	1.00	24.55
2009		23,559	8.80	207,434	0.74	1.00	34.76
2008	(7)	1,292	6.53	8,445	0.75	1.00	(34.70)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
Columbia Variable Products, Inc.: (8)
International Opportunity: (9)
2011		7,564	$7.23	$54,678	6.50%	1.00%	(13.62)%
2010		10,194	8.37	85,346	4.18	1.00	7.72
2009		7,399	7.77	57,483	0.38	1.00	29.07
2008	(7)	3,449	6.02	20,766	3.33	1.00	(39.80)
Mid Cap Value Opportunity: (9)
2011		184,182	8.71	1,605,114	1.57	1.00	(8.89)
2010		215,451	9.56	2,059,610	1.33	1.00	21.78
2009		74,394	7.85	584,174	1.23	1.00	30.40
2008	(7)	55,147	6.02	332,151	0.51	1.00	(39.80)
Small Cap Value:
2011		10,264	11.16	114,517	0.97	1.00	(7.00)
2010		12,936	12.00	155,273	1.05	1.00	25.13
2009		12,919	9.59	123,854	1.01	1.00	23.74
2008	(7)	3,248	7.75	25,163	0.21	1.00	(22.50)
Small Co. Growth:
2011		162,302	9.11	1,478,758	–	1.00	(6.76)
2010		179,164	9.77	1,750,090	–	1.00	26.72
2009		139,261	7.71	1,073,166	–	1.00	24.15
2008	(7)	22,665	6.21	140,824	–	1.00	(37.90)
DWS Variable Series I:
Global Small Cap Growth: (10)
2011		14,061	9.15	128,600	1.85	1.00	(10.73)
2010		21,152	10.25	216,833	0.39	1.00	25.31
2009		18,486	8.18	151,137	1.31	1.00	46.86
2008	(7)	4,893	5.57	27,258	–	1.00	(44.30)
DWS Variable Series II:
Global Thematic:
2011		410,093	7.59	3,111,175	0.64	1.00	(15.20)
2010		419,791	8.95	3,756,766	0.93	1.00	12.58
2009		310,851	7.95	2,472,273	1.14	1.00	42.47
2008	(7)	131,649	5.58	735,225	–	1.00	(44.20)
Federated Insurance Series:
Capital Appreciation:
2011	(5)	396,570	9.35	3,707,651	–	1.00	(6.50)
Managed Volatility: (6)
2011	(5)	151,898	9.96	1,512,214	–	1.00	(0.40)
Prime Money:
2011	(5)	113,372	9.95	1,128,543	–	1.00	(0.50)
Quality Bond:
2011	(5)	939,615	9.82	9,225,144	–	1.00	(1.80)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2:
2011		115,027	$9.44	$1,085,653	0.64%	1.00%	(3.67)%
2010		154,879	9.80	1,518,518	1.13	1.00	15.70
2009		107,016	8.47	906,392	1.62	1.00	34.23
2008	(7)	42,598	6.31	268,976	1.41	1.00	(36.90)
Growth – SC2:
2011		33,300	8.97	298,733	0.12	1.00	(0.99)
2010		35,057	9.06	317,703	0.03	1.00	22.60
2009		28,150	7.39	208,033	0.28	1.00	26.76
2008	(7)	5,856	5.83	34,155	1.82	1.00	(41.70)
High Income – SC2:
2011		16,675	12.25	204,238	5.55	1.00	2.68
2010		21,717	11.93	259,019	7.61	1.00	12.55
2009		13,330	10.60	141,259	13.60	1.00	42.09
2008	(7)	2,622	7.46	19,556	23.90	1.00	(25.40)
Index 500 – SC2:
2011		42,980	10.19	437,962	1.57	1.00	0.79
2010		53,381	10.11	539,697	1.78	1.00	13.60
2009		47,514	8.90	422,926	2.93	1.00	25.00
2008	(7)	17,543	7.12	124,868	3.26	1.00	(28.80)
Mid-Cap – SC2:
2011		131,110	9.71	1,273,311	0.02	1.00	(11.73)
2010		145,271	11.00	1,598,300	0.12	1.00	27.31
2009		128,456	8.64	1,110,238	0.58	1.00	38.24
2008	(7)	60,378	6.25	377,114	0.24	1.00	(37.50)
Fidelity Real Estate – SC2:
2011		195,598	10.41	2,036,824	0.91	1.00	6.66
2010		208,953	9.76	2,038,468	1.30	1.00	28.93
2009		199,492	7.57	1,510,962	3.37	1.00	35.91
2008	(7)	81,399	5.57	453,165	5.75	1.00	(44.30)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities:
2011		233,450	9.87	2,303,755	0.71	1.00	(4.64)
2010		238,158	10.35	2,466,096	0.78	1.00	26.84
2009		188,295	8.16	1,535,897	1.45	1.00	27.90
2008	(7)	82,877	6.38	528,656	–	1.00	(36.20)
Franklin U.S. Government:
2011		197,507	11.83	2,337,200	3.22	1.00	4.60
2010		212,844	11.31	2,407,023	3.44	1.00	4.24
2009		155,737	10.85	1,689,510	4.15	1.00	2.07
2008	(7)	50,550	10.63	537,241	–	1.00	6.30
Mutual Shares Securities:
2011		22,960	9.82	225,353	2.35	1.00	(2.00)
2010		29,689	10.02	297,382	1.55	1.00	10.11
2009		18,099	9.10	164,676	2.12	1.00	24.83
2008	(7)	9,424	7.29	68,699	3.62	1.00	(27.10)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Templeton Global Bond Securities:
2011		23,911	$13.61	$325,405	5.72%	1.00%	(1.80)%
2010		26,889	13.86	372,820	1.47	1.00	13.24
2009		23,505	12.24	287,601	14.94	1.00	17.58
2008	(7)	12,946	10.41	134,791	–	1.00	4.10
J. P. Morgan Insurance Trust:
Intrepid Growth:
2011		342,707	9.90	3,393,364	1.00	1.00	0.81
2010		370,346	9.82	3,635,885	0.92	1.00	14.99
2009		278,923	8.54	2,382,367	0.48	1.00	33.02
2008	(7)	83,797	6.42	538,154	–	1.00	(35.80)
Intrepid Mid Cap:
2010		3,966	10.55	41,847	0.87	1.00	(2.50)
2010		4,932	10.82	53,370	1.12	1.00	18.38
2009		4,075	9.14	37,265	1.09	1.00	34.21
2008	(7)	2,172	6.81	14,782	–	1.00	(31.90)
Mid Cap Growth:
2011		19,708	9.41	185,359	–	1.00	(7.02)
2010		24,863	10.12	251,631	–	1.00	24.32
2009		21,239	8.14	172,815	–	1.00	41.57
2008	(7)	50,933	5.75	292,623	–	1.00	(42.50)
Small Cap Core – CL2:
2011		12,309	10.54	129,794	–	1.00	(5.98)
2010		14,224	11.21	159,496	–	1.00	25.53
2009		12,277	8.93	109,569	0.86	1.00	27.03
2008	(7)	4,926	7.03	34,621	0.04	1.00	(29.70)
T. Rowe Price Equity Series, Inc.:
Equity Income:
2011		531,620	9.58	5,094,229	1.75	1.00	(1.74)
2010		566,307	9.75	5,519,672	1.94	1.00	13.90
2009		493,247	8.56	4,221,865	2.08	1.00	24.42
2008	(7)	210,570	6.88	1,449,293	2.12	1.00	(31.20)
New America Growth:
2011		10,436	11.27	117,559	0.22	1.00	(2.00)
2010		10,486	11.50	120,585	0.23	1.00	18.43
2009		6,305	9.71	61,211	–	1.00	48.24
2008	(7)	1,844	6.55	12,069	–	1.00	(34.50)
Personal Strategy Balanced:
2011		22,303	10.87	242,521	2.05	1.00	(1.36)
2010		25,642	11.02	282,507	2.40	1.00	12.56
2009		15,386	9.79	150,574	2.27	1.00	30.88
2008	(7)	4,985	7.48	37,289	1.89	1.00	(25.20)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
T. Rowe Price International Series, Inc. (continued):
International Stock:
2011		31,889	$8.39	$267,635	1.15%	1.00%	(13.68)%
2010		44,523	9.72	432,924	1.01	1.00	13.29
2009		30,845	8.58	264,682	4.59	1.00	50.79
2008	(7)	2,806	5.69	15,955	5.04	1.00	(43.10)

(1)  These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)  These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)  These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)  There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)  Subaccount commenced operations on July 15, 2011.

(6)  Formerly Federated Capital Income Fund II. Effective December 2, 2011, the fund's name changed.

(7)  Subaccount commenced operations on June 9, 2008.

(8)  Formerly Columbia Funds Variable Insurance Trust. Effective May 2, 2011, the fund group's name changed.

(9)  Effective April 29, 2011, Columbia Funds Variable Insurance Trust, International Fund – Class A and Mid Cap Value Fund – Class B merged into Columbia Variable Product, International Opportunity Fund – Class 1 and Mid Cap Value Opportunity Fund – Class 1, respectively.

(10)  Formerly DWS Global Opportunities VIP – Class A. Effective May 2, 2011, the fund's name changed.

7. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the Statements of Assets and Liabilities date and before the financial statements were issued, which would require recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, effective July 1, 2010, the Company changed its method of accounting with respect to certain investments with embedded credit derivatives.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 2012

1

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

	December 31,
	2011	2010
Assets
Investments:
Fixed maturities – available for sale, at fair value (amortized cost: 2011 – $5,182,098; 2010 – $4,746,705)	$5,562,462	$4,848,532
Equity securities – available for sale, at fair value (cost: 2011 $54,329; 2010 – $53,559)	55,781	54,831
Mortgage loans	558,243	552,348
Real estate	2,541	8,265
Policy loans	172,368	169,105
Short-term investments	4,389	166,352
Other investments	189	461
Total investments	6,355,973	5,799,894
Cash and cash equivalents	98,827	906
Securities and indebtedness of related parties	64,516	42,415
Accrued investment income	67,070	61,921
Reinsurance recoverable	94,685	94,261
Deferred acquisition costs	358,981	445,438
Value of insurance in force acquired	25,782	27,706
Current income taxes recoverable	647	13,294
Other assets	42,053	30,753
Assets held in separate accounts	603,903	675,586
Total assets	$7,712,437	$7,192,174

See accompanying notes.
2

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands, except per share data)

	December 31,
	2011	2010
Liabilities and stockholder's equity
Liabilities:
Future policy benefits:
Interest sensitive products	$3,744,857	$3,448,362
Traditional life insurance and accident and health products	1,401,995	1,362,214
Other policy claims and benefits	39,584	46,656
Supplementary contracts without life contingencies	359,663	353,507
Advance premiums and other deposits	211,573	188,570
Amounts payable to affiliates	936	732
Deferred income taxes	185,940	120,924
Other liabilities	59,731	76,413
Liabilities related to separate accounts	603,903	675,586
Total liabilities	6,608,182	6,272,964
Stockholder's equity:
Farm Bureau Life Insurance Company stockholder's equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share – authorized 6,000 shares	–	–
Common stock, par value $50.00 per share – authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	149,334	34,925
Retained earnings	781,187	710,549
Total Farm Bureau Life Insurance Company stockholder's equity	1,104,216	919,169
Noncontrolling interest	39	41
Total stockholder's equity	1,104,255	919,210
Total liabilities and stockholder's equity	$7,712,437	$7,192,174

See accompanying notes.
3

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Year ended December 31,
	2011	2010	2009
Revenues:
Interest sensitive product charges	$93,401	$90,258	$85,517
Traditional life insurance premiums	168,420	161,999	153,282
Net investment income	341,744	321,916	302,534
Net realized capital gains on sales of investments	12,415	21,010	8,104
Total other-than-temporary impairment losses	(20,206)	(30,279)	(61,068)
Non-credit portion in other comprehensive income	6,555	20,543	22,660
Net impairment loss recognized in earnings	(13,651)	(9,736)	(38,408)
Other income	3,751	2,731	2,592
Total revenues	606,080	588,178	513,621
Benefits and expenses:
Interest sensitive product benefits	190,987	175,454	161,183
Traditional life insurance benefits	148,911	137,145	127,416
Policyholder dividends	17,029	17,569	18,814
Underwriting, acquisition and insurance expenses	116,323	116,354	111,489
Other expenses	389	416	347
Total benefits and expenses	473,639	446,938	419,249
	132,441	141,240	94,372
Income taxes	(43,089)	(47,093)	(30,414)
Equity income, net of related income taxes	1,284	3,458	750
Net income	90,636	97,605	64,708
Net loss attributable to noncontrolling interest	2	3	3
Net income attributable to Farm Bureau Life Insurance Company	$90,638	$97,608	$64,711

See accompanying notes.
4

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
(Dollars in thousands)

	Farm Bureau Life Insurance Company Stockholder's Equity
	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non- controlling Interest	Total Stockholder's Equity
Balance at January 1, 2009	$2,500	$171,195	$(253,538)	$580,922	$36	$501,115
Reclassification of non-credit impairment losses from prior periods	–	–	(6,623)	6,623	–	–
Comprehensive income:
Net income for 2009	–	–	–	64,711	(3)	64,708
Change in net unrealized investment gains/losses	–	–	203,512	–	–	203,512
Non-credit impairment losses	–	–	(14,303)	–	–	(14,303)
Change in underfunded status of the other postretirement benefit plans	–	–	10	–	–	10
Total comprehensive income (a)						253,927
Dividends to parent	–	–	–	(15,000)	–	(15,000)
Receipts related to noncontrolling interest	–	–	–	–	6	6
Balance at December 31, 2009	2,500	171,195	(70,942)	637,256	39	740,048
Reclassification of embedded credit derivative loss	–	–	4,315	(4,315)	–	–
Comprehensive income:
Net income for 2010	–	–	–	97,608	(3)	97,605
Change in net unrealized investment gains/losses	–	–	114,601	–	–	114,601
Non-credit impairment losses	–	–	(13,353)	–	–	(13,353)
Change in underfunded status of the other postretirement benefit plans	–	–	304	–	–	304
Total comprehensive income (a)						199,157
Dividends to parent	–	–	–	(20,000)	–	(20,000)
Receipts related to noncontrolling interest	–	–	–	–	5	5
Balance at December 31, 2010	2,500	171,195	34,925	710,549	41	919,210
Comprehensive income:
Net income for 2011	–	–	–	90,638	(2)	90,636
Change in net unrealized investment gains/losses	–	–	118,675	–	–	118,675
Non-credit impairment losses	–	–	(4,261)	–	–	(4,261)
Change in underfunded status of the other postretirement benefit plans	–	–	(5)	–	–	(5)
Total comprehensive income (a)						205,045
Dividends to parent	–	–	–	(20,000)	–	(20,000)
Balance at December 31, 2011	$2,500	$171,195	$149,334	$781,187	$39	$1,104,255

(a)  Comprehensive income attributable to Farm Bureau Life Insurance Company was $205,047 for 2011, $199,160 for 2010 and $253,930 for 2009.

See accompanying notes.
5

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Year ended December 31,
	2011	2010	2009
Operating activities
Net income	$90,636	$97,605	$64,708
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	138,017	134,498	120,709
Charges for mortality, surrenders and administration	(88,850)	(85,095)	(80,639)
Net realized (gains) losses on investments	1,236	(11,274)	30,304
Change in fair value of derivatives	85	(2,315)	(3,628)
Increase in traditional life and accident and health benefit accruals	39,545	43,543	39,521
Deferral of acquisition costs	(64,244)	(59,825)	(54,532)
Amortization of deferred acquisition costs and value of insurance in force	44,487	46,432	42,347
Change in reinsurance recoverable	(424)	(84)	1,762
Provision for deferred income taxes	3,411	22,753	12,286
Other	27,256	(23,460)	(952)
Net cash provided by operating activities	191,155	162,778	171,886
Investing activities
Sales, maturities or repayments:
Fixed maturities – available for sale	404,239	468,928	542,833
Equity securities – available for sale	2,505	20	88
Mortgage loans	182,948	41,217	48,809
Derivative instruments	1,698	3,869	3,541
Policy loans	37,823	38,444	36,935
Securities and indebtedness of related parties	86	1,535	26
Other investments	–	1,725	–
Real estate	5,075	–	–
Acquisitions:
Fixed maturities – available for sale	(860,600)	(947,101)	(838,574)
Equity securities – available for sale	(3,280)	(10,558)	(4)
Mortgage loans	(181,520)	(33,744)	(63,813)
Derivative instruments	(274)	(267)	(311)
Policy loans	(39,672)	(39,946)	(40,537)
Securities and indebtedness of related parties	(26,679)	(3,372)	(12,200)
Short-term investments, net change	161,963	(72,563)	29,103
Purchases and disposals of property and equipment, net	(441)	(855)	1,865
Net cash used in investing activities	(316,129)	(552,668)	(292,239)

See accompanying notes.
6

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(Dollars in thousands)

	Year ended December 31,
	2011	2010	2009
Financing activities
Contract holder account deposits	$614,264	$778,016	$566,553
Contract holder account withdrawals	(371,369)	(375,871)	(426,133)
Receipts related to noncontrolling interests, net	–	5	6
Dividends paid to parent	(20,000)	(20,000)	(15,000)
Net cash provided by financing activities	222,895	382,150	125,426
Increase (decrease) in cash and cash equivalents	97,921	(7,740)	5,073
Cash and cash equivalents at beginning of year	906	8,646	3,573
Cash and cash equivalents at end of year	$98,827	$906	$8,646
Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$25,238	$46,480	$11,755
Non-cash investing activity:
Foreclosure of mortgage loans to real estate	–	–	6,817

See accompanying notes.
7

FARM BUREAU LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011

1) Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

Effective January 1, 2011, we adopted guidance issued by the Financial Accounting Standards Board (FASB) which clarified that investments held within the separate accounts of an insurance entity should not be combined with the insurer's general account interest in the same investments when determining whether consolidation is required, unless the separate account interests are held for the benefit of a related party. The adoption of this guidance had no impact on our consolidated financial statements.

Effective January 1, 2011, we adopted guidance issued by the FASB which modified the goodwill impairment test. This guidance modified Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. This guidance had no impact on our consolidated financial statements. In September 2011, the FASB issued further guidance related to the goodwill impairment test. This additional guidance provides for an assessment of qualitative factors to determine if it is more likely than not that a goodwill impairment exists. If it is determined that an impairment is more likely than not, then the two-step impairment test is required. We adopted this guidance during the fourth quarter of 2011. The adoption of this guidance had no impact on our consolidated financial statements.

Effective July 1, 2011, we adopted guidance issued by the FASB related to the determination of whether a mortgage loan modification is a troubled debt restructuring. Under this guidance, if a restructuring constitutes a concession and the debtor is experiencing financial difficulties, a troubled debt restructuring has occurred. This guidance required retrospective application to any restructuring activities occurring since January 1, 2011. The adoption of this guidance had no impact on our consolidated financial statements.

Effective July 1, 2010, we adopted guidance issued by the FASB, which clarifies the type of embedded credit derivative that is exempt from bifurcation. This guidance requires that the only form of embedded credit derivatives that qualify for the exemption are credit derivatives related to the subordination of one financial instrument to another. For securities no longer exempt under the new guidance, companies may continue to forgo bifurcating the embedded derivatives if they elect, on an instrument-by-instrument basis, and report the security at fair value with changes in fair value reported through the statements of operations. Upon adoption of this guidance, we elected the fair value option for a synthetic collateralized debt obligation security, reclassifying $4.3 million of unrealized loss, net of offsets, from accumulated other comprehensive income (loss) to retained earnings.

Effective January 1, 2009, we adopted guidance that specifies criteria for determining whether impairments in debt securities are other than temporary and requires that the non-credit portion of an impairment be recorded in accumulated other comprehensive income (loss) rather than the statements of operations. The guidance also requires additional disclosures relating to other-than-temporary impairments and unrealized losses on investments in interim and annual financial statements. The impact of adoption increased net income by $14.3 million for the year ended December 31, 2009. In addition, the adoption resulted in a reclassification from retained earnings to accumulated other comprehensive income (loss) of $6.6 million for the non-credit portion of other-than-temporary impairments on securities held on January 1, 2009.

8

Future Adoption of Recent Accounting Pronouncements

In June 2011, the FASB issued guidance related to the presentation of comprehensive income. This guidance requires us to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. This guidance removes the presentation option allowing comprehensive income disclosures in the statement of changes in stockholder's equity, but does not change the items that must be reported in other comprehensive income. This guidance will be effective January 1, 2012. Other than a presentation change, the adoption of this guidance will not have any impact on our consolidated financial statements.

In October 2010, the FASB issued guidance related to accounting for costs associated with acquiring or renewing insurance contracts. This guidance defines allowable deferred acquisition costs as the incremental direct cost of contract acquisition and certain costs related directly to underwriting, policy issuance and processing. This guidance also allows for the deferral of advertising costs if directly linked to a sale. We will adopt the guidance retrospectively during the first quarter of 2012, and currently estimate that the impact upon adoption will be to reduce stockholder's equity by approximately $72.6 million at December 31, 2011, $89.2 million at December 31, 2010 and $98.8 million at December 31, 2009. Net income from continuing operations is expected to be reduced by $3.3 million for 2011, $3.5 million for 2010 and $3.9 million for 2009.

Investments

Fixed Maturities and Equity Securities

Fixed maturity securities, comprised of bonds, redeemable preferred stock and certain non-redeemable preferred stock, which may be sold, are designated as "available for sale." Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the synthetic collateralized debt obligation in 2010 (See Note 1), are included directly in stockholder's equity as a component of accumulated other comprehensive income (loss). Beginning July 1, 2010, unrealized gains and losses relating to the synthetic collateralized debt obligation are recorded as a component of net investment income in the consolidated statements of operations. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized.

Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of mutual funds, common and non-redeemable preferred stocks, are designated as "available for sale" and are reported at fair value. The change in unrealized gains and losses of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income (loss).

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement or a loan modification which has been classified as troubled debt restructuring), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income is accrued on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Real Estate

Real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an

9

impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. There was one property held for investment with a valuation allowance of less than $0.1 million as of December 31, 2011 and 2010. There were no properties held for sale with a valuation allowance as of December 31, 2011 or 2010.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include our ownership interest in aircraft acquired in the troubled debt restructuring with a bond issuer that filed for bankruptcy. The ownership interest in the aircraft is reported at cost, less accumulated depreciation.

We have embedded derivatives associated with our index annuity business and a collateralized debt obligation included in fixed maturity securities. These instruments are carried at fair value with changes reflected in net investment income. See Note 3 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we are required to use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, insurance, broker/dealer and real estate industries and include low income housing tax credit generating partnerships. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is other than temporary and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in accumulated other comprehensive income (loss) for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings. For all equity securities, the full amount of an other-than-temporary impairment write down is recognized as a realized loss on investments in the statements of operations and the new cost basis for the security is equal to its fair value.

We monitor the financial condition and operations of the issuers of fixed maturities and equity securities that could potentially have a credit impairment that is other than temporary. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•  historical operating trends;

•  business prospects;

•  status of the industry in which the company operates;

•  analyst ratings on the issuer and sector;

•  quality of management;

•  size of unrealized loss;

•  level of current market interest rates compared to market interest rates when the security was purchased;

•  length of time the security has been in an unrealized loss position;

•  for fixed maturities, our intent to sell and whether it is more likely than not that we would be required to sell prior to recovery; and

•  for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value.

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In order to determine the credit and non-credit impairment loss for a fixed maturity security, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an other-than-temporary impairment occurs and there is a non-credit portion of the unrealized loss that won't be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and prior to July 1, 2010 collateralized debt obligations, include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturity securities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current market value.

After an other-than-temporary write down of all equity securities and any fixed maturity securities with a credit-only impairment, the cost basis is generally not adjusted for subsequent recoveries in fair value. For fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Fair Values

Fair values of fixed maturity securities are based on quoted market prices in active markets when available. Fair values of fixed maturity securities that are not actively traded are estimated using valuation models that vary by asset class. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values which are representative of the fair values of comparable issues. See Note 4 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable includes premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 3 for more information regarding derivatives and Note 5 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance In Force Acquired

Deferred acquisition costs include certain costs of acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.72% in 2011, 4.69% in 2010 and 4.85% in 2009.

For participating traditional life insurance and interest sensitive products, these costs are primarily being amortized in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life

11

products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

During 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force and deferred acquisition costs, which increased net income $5.0 million.

Other Assets

Other assets include property and equipment, primarily comprised of capitalized software costs, furniture and equipment, which are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is primarily computed using the straight-line method over the estimated useful lives of the assets, which range from two to twenty years. Property and equipment had a carrying value of $4.7 million at December 31, 2011 and $4.6 million at December 31, 2010, and accumulated depreciation and amortization of $14.1 million at December 31, 2011 and $13.7 million at December 31, 2010. Depreciation and amortization expense for property and equipment was $0.4 million in 2011 and 2010 and $1.3 million in 2009.

Other assets at December 31, 2011 and 2010, also includes goodwill of $9.9 million related to the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct our impairment testing annually as well as when circumstances suggest an impairment may have occurred. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. In the event that we were to dispose one of our reporting units, a discounted cash flow approach would be used to estimate the fair value of that reporting unit; therefore we believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of our impairment review we have determined our goodwill was not impaired as of December 31, 2011 or 2010.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for interest sensitive products ranged from 1.00% to 5.50% in 2011 and from 1.55% to 5.50% in 2010 and 2009.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.04% in 2011, 6.20% in 2010 and 6.18% in 2009. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

During 2009, we refined certain reserve calculations resulting in a net after-tax increase to net income of $7.2 million. In 2010, additional refinements were made to the calculation of reserves for certain traditional life contracts. These refinements, along with associated adjustments to deferred acquisition costs and taxes, resulted in an increase to net income of $3.0 million.

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Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 38% of direct receipts from policyholders during 2011 (2010 – 39% and 2009 – 40%), and represented 12% of life insurance in force at December 31, 2011, 2010 and 2009.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

13

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$13,629	$13,558	$13,230
Amortization of deferred acquisition costs	48,640	44,248	39,341
Amortization of value of insurance in force acquired	(4,658)	1,718	2,634
Other underwriting, acquisition and insurance expenses, net of deferrals	58,712	56,830	56,284
Total	$116,323	$116,354	$111,489

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities and certain interest rate swaps are included in accumulated other comprehensive income in stockholder's equity. Comprehensive income excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses, which totaled ($2.6) million in 2011, $6.5 million in 2010 and ($19.5) million in 2009. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $0.7 million in 2011, ($6.0) million in 2010 and $10.4 million in 2009. Comprehensive income also includes changes in the underfunded status of our single employer health and medical postretirement benefit plans totaling less than ($0.1) million in 2011, $0.3 million in 2010 and less than $0.1 million in 2009.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2) Investment Operations

Fixed Maturity and Equity Securities

Available-For-Sale Fixed Maturity and Equity Securities by Investment Category

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses (1)	Estimated Fair Value
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$2,649,402	$290,572	$(41,827)	$2,898,147
Residential mortgage-backed	652,584	39,789	(16,434)	675,939
Commercial mortgage-backed	452,980	46,935	(9,020)	490,895
Other asset-backed	392,182	2,058	(26,080)	368,160
Collateralized debt obligation (4)	270	–	–	270
United States Government and agencies	43,160	7,405	–	50,565
State, municipal and other governments	991,520	92,018	(5,052)	1,078,486
Total fixed maturities	$5,182,098	$478,777	$(98,413)	$5,562,462
Equity securities:
Non-redeemable preferred stocks	$33,149	$1,777	$(524)	$34,402
Common stocks	21,180	199	–	21,379
Total equity securities	$54,329	$1,976	$(524)	$55,781

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	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses (1)	Estimated Fair Value
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$2,330,727	$175,813	$(36,912)	$2,469,628
Residential mortgage-backed	709,930	21,335	(22,564)	708,701
Commercial mortgage-backed (3)	395,201	24,067	(13,889)	405,379
Other asset-backed	289,983	1,558	(32,721)	258,820
Collateralized debt obligation (4)	1,220	–	–	1,220
United States Government and agencies	42,597	5,607	–	48,204
State, municipal and other governments (3)	977,047	9,285	(29,752)	956,580
Total fixed maturities	$4,746,705	$237,665	$(135,838)	$4,848,532
Equity securities:
Non-redeemable preferred stocks	$33,149	$2,170	$(1,192)	$34,127
Common stocks	20,410	294	–	20,704
Total equity securities	$53,559	$2,464	$(1,192)	$54,831

(1)  Gross unrealized losses include non-credit losses on other-than-temporarily impaired corporate securities totaling $5.3 million at December 31, 2011 and $5.9 million at December 31, 2010, other asset-backed securities totaling $12.1 million at December 31, 2011 and $18.3 million at December 31, 2010, and residential mortgage-backed securities totaling $0.9 million at December 31, 2011 and $1.4 million at December 31, 2010

(2)  Corporate securities include certain hybrid preferred securities with a carrying value of $116.7 million at December 31, 2011 and $122.6 million at December 31, 2010. Corporate securities also include redeemable preferred stock with a carrying value of $5.5 million at December 31, 2011 and $5.2 million at December 31, 2010.

(3)  Military housing fixed maturity securities with a carrying value of $73.2 million at December 31, 2010 have been reclassified from the state, municipal and other category to the commercial mortgage-backed category to conform to the current period presentation. The securities were reclassified as it was determined they have characteristics more similar to commercial mortgage-backed securities.

(4)  The collateralized debt obligation includes an embedded credit derivative, accordingly changes in its fair value are realized as derivative income, which is included within net investment income, in the consolidated statements of operations.

Short-term investments have been excluded from the above schedules as amortized cost approximates fair value for these securities.

Available-For-Sale Fixed Maturity Securities by Maturity Date

	December 31, 2011
	Amortized Cost	Estimated Fair Value
	(Dollars in thousands)
Due in one year or less	$90,292	$91,489
Due after one year through five years	511,344	533,688
Due after five years through ten years	1,185,441	1,309,223
Due after ten years	1,897,275	2,093,068
	3,684,352	4,027,468
Mortgage-backed and other asset-backed	1,497,746	1,534,994
Total fixed maturities	$5,182,098	$5,562,462

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

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Net Unrealized Gains on Investments in Accumulated Other Comprehensive Income

	December 31, 2011	December 31, 2010
	(Dollars in thousands)
Unrealized appreciation (depreciation) on:
Fixed maturities – available for sale	$380,364	$101,827
Equity securities – available for sale	1,452	1,272
Interest rate swaps	–	(121)
	381,816	102,978
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(148,295)	(45,061)
Value of insurance in force acquired	(12,281)	(5,697)
Unearned revenue reserve	8,319	1,316
Provision for deferred income taxes	(80,311)	(18,701)
	149,248	34,835
Proportionate share of net unrealized investment losses of equity investees	(13)	(14)
Net unrealized investment gains	$149,235	$34,821

Change in Unrealized Appreciation/Depreciation of Investments – Recorded in Accumulated Other Comprehensive Income (Loss)

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Fixed maturities – available for sale	$278,537	$236,077	$436,396
Equity securities – available for sale	180	2,574	3,195
Interest rate swaps	121	242	195
Change in unrealized appreciation/depreciation of investments	$278,838	$238,893	$439,786

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $164.4 million in 2011, $133.3 million in 2010 and $245.3 million in 2009. Subsequent changes in fair value of securities for which a previous non-credit other-than-temporary impairment loss was recognized in accumulated other comprehensive income (loss) are reported along with changes in fair value for which no other-than-temporary impairment losses were previously recognized.

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Fixed Maturities and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2011
	Less than one year		One year or more		Total
Description of Securities	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(Dollars in thousands)
Fixed maturities:
Corporate	$248,879	$(9,787)	$134,913	$(32,040)	$383,792	$(41,827)
Residential mortgage-backed	19,923	(293)	56,309	(16,141)	76,232	(16,434)
Commercial mortgage-backed	44,732	(3,872)	39,790	(5,148)	84,522	(9,020)
Other asset-backed	82,801	(3,632)	49,580	(22,448)	132,381	(26,080)
State, municipal and other governments	2,932	(45)	49,487	(5,007)	52,419	(5,052)
Total fixed maturities	$399,267	$(17,629)	$330,079	$(80,784)	$729,346	$(98,413)
Equities:
Non-redeemable preferred stocks	$2,878	$(122)	$7,598	$(402)	$10,476	$(524)
Total equity securities	$2,878	$(122)	$7,598	$(402)	$10,476	$(524)
	December 31, 2010
	Less than one year		One year or more		Total
Description of Securities	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(Dollars in thousands)
Fixed maturities:
Corporate	$164,375	$(5,214)	$256,033	$(31,698)	$420,408	$(36,912)
Residential mortgage-backed	27,824	(359)	173,654	(22,205)	201,478	(22,564)
Commercial mortgage-backed	27,021	(371)	73,907	(13,518)	100,928	(13,889)
Other asset-backed	17,004	(3)	53,161	(32,718)	70,165	(32,721)
State, municipal and other governments	441,360	(14,048)	113,026	(15,704)	554,386	(29,752)
Total fixed maturities	$677,584	$(19,995)	$669,781	$(115,843)	$1,347,365	$(135,838)
Equities:
Non-redeemable preferred stocks	$–	$–	$14,808	$(1,192)	$14,808	$(1,192)
Total equity securities	$–	$–	$14,808	$(1,192)	$14,808	$(1,192)

Included in fixed maturities in the above table are 248 securities from 203 issuers at December 31, 2011 and 315 securities from 262 issuers at December 31, 2010. The unrealized losses in fixed maturities are due to wider spreads between the risk-free and corporate and other bond yields relative to the spreads when the securities were purchased. Because we do not intend to sell or believe we will be required to sell these fixed maturity investments before their anticipated recovery of amortized cost, we do not consider these investments to be other-than-temporarily impaired at December 31, 2011. The following summarizes the more significant unrealized losses of fixed maturity investments by investment category as of December 31, 2011.

Corporate securities: The unrealized losses on corporate securities represent 42.5% of our total unrealized losses. The largest losses remain in the finance sector ($205.1 million carrying value and $26.6 million unrealized loss). The largest unrealized losses in the finance sector were in the banking ($124.4 million carrying value and $20.3 million unrealized loss) and the real estate investment trust ($25.0 million carrying value and $1.9 million unrealized loss) sub-sectors. The unrealized losses across the finance sector are primarily

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attributable to a general widening in spread levels relative to the spreads at which we acquired the securities. Finance sector spreads have narrowed but remain historically wide in comparison to the narrowing experienced in the remaining sectors, contributing to the proportionately larger amount of unrealized losses for this sector.

The other corporate sector containing our largest unrealized loss was utilities ($36.2 million carrying value and $4.8 million unrealized loss). The unrealized loss in this sector was generally due to spread widening among several issuers that continue to experience a challenging operating environment.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities represent 16.7% of our total unrealized losses, and were caused primarily by continued uncertainty regarding mortgage defaults on Alt-A loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities represent 9.2% of our total unrealized losses, and were caused primarily by spread widening and industry concerns regarding the potential for future commercial mortgage defaults. There were also concerns regarding current and future downgrades by the three major rating agencies for tranches below the super senior AAA level. The contractual cash flows of these investments are based on mortgages backing the securities. Unrealized losses on military housing bonds were mainly attributed to a limited number of investors and negative publicity regarding the sector. The military housing bonds are also impacted by lack of printed underlying ratings on insured bonds.

Other asset-backed securities: The unrealized losses on other asset-backed securities represent 26.5% of our total unrealized losses, and were caused primarily by concerns regarding defaults on subprime mortgages and home equity loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

State, municipal and other governments: The unrealized losses on state, municipal and other governments represent 5.1% of our total unrealized losses, and were primarily caused by general spread widening among lower-rated bonds or insured bonds with a lack of printed underlying ratings. The decline in fair value is primarily attributable to increased spreads of the lower-rated bonds and market concerns regarding specific ares of the sector.

Equity securities: We had $0.5 million of gross unrealized losses on investment grade non-redeemable perpetual preferred securities within the financial sector as of December 31, 2011. These securities provide periodic cash flows, contain call features, are similarly rated and priced like other long-term callable bonds and are evaluated for other-than-temporary impairment similar to fixed maturity securities. The decline in fair value is primarily attributable to market concerns regarding the sector. With respect to common stock holdings, the Company considers in its other-than-temporary impairment analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Based upon this evaluation, it was determined that the Company has the ability and intent to hold these investments until a recovery of fair value.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $4.8 million at December 31, 2011. The $4.8 million unrealized loss is from hybrid Tier 1 capital bonds in the financial sector. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $12.5 million at December 31, 2011. The $12.5 million unrealized loss from one issuer relates to three different securities that are backed by different pools of Alt-A residential mortgage loans. All three of the securities are rated non-investment grade and the largest unrealized loss totaled $5.6 million.

Mortgage Loans

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan to value ratio that provides sufficient excess collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses timely, management maintains and reviews a watch list of mortgage loans that have heightened risk. These loans may include those with: borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each

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of our mortgage loans individually and establish an allowance as needed for possible losses against our mortgage loan portfolio. An allowance is needed for loans which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements or a modification which has been classified as a troubled debt restructuring.

Any loan delinquent on contractual payments is considered non-performing. Non-performing loans totaled $18.9 million at December 31, 2011 and $16.0 million at December 31, 2010. At December 31, 2011 there were three non-performing loans over 90 days past due on contractual payments with a carrying value of $18.9 million. At December 31, 2010, there was one non-performing loan less than 90 days past due on contractual payments with a carrying value of $14.9 million and one non-performing loan over 90 days past due on contractual payments with a carrying value of $1.1 million. We discontinued the accrual of interest on two loans totaling $4.0 million at December 31, 2011 and one loan totaling $1.1 million at December 31, 2010. We continued to accrue for the other non-performing loan as we believe that we will collect all of the amounts due.

Mortgage Loans by Collateral Type

	December 31, 2011		December 31, 2010
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$235,920	42.3%	$202,937	36.7%
Retail	181,222	32.5	189,564	34.3
Industrial	133,047	23.8	155,776	28.2
Other	8,054	1.4	4,071	0.8
Total	$558,243	100.0%	$552,348	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2011		December 31, 2010
	Carrying	Percent of	Carrying	Percent of
Region of the United States	Value	Total	Value	Total
	(Dollars in thousands)
South Atlantic	$164,826	29.5%	$137,208	24.8%
Pacific	99,052	17.7	116,022	21.0
East North Central	94,413	16.9	102,505	18.6
West North Central	72,040	12.9	72,115	13.1
West South Central	49,196	8.8	49,649	9.0
Mountain	28,345	5.1	38,487	7.0
Other	50,371	9.1	36,362	6.5
Total	$558,243	100.0%	$552,348	100.0%

Mortgage Loans by Loan-to-Value Ratio (1)

	December 31, 2011		December 31, 2010
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% – 50%	$154,655	27.7%	$161,431	29.2%
50% – 60%	142,402	25.5	139,908	25.3
60% – 70%	208,682	37.4	207,371	37.6
70% – 80%	43,771	7.8	42,504	7.7
80% – 90%	8,733	1.6	1,134	0.2
Total	$558,243	100.0%	$552,348	100.0%

(1)  Loan-to-value ratio using most recent appraised value. Appraisals are updated periodically including when there is indication of a possible significant collateral decline or loan modification and refinance requests.

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Mortgage Loans by Year of Origination

	December 31, 2011		December 31, 2010
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
2011	$48,557	8.7%	$–	–%
2010	28,577	5.1	33,985	6.2
2008	73,415	13.2	60,415	10.9
2007	27,499	4.9	35,019	6.3
2006 and prior	380,195	68.1	422,929	76.6
Total	$558,243	100.0%	$552,348	100.0%

Impaired Mortgage Loans

	Year ended December 31,
	2011	2010
	(Dollars in thousands)
Recorded investment	$6,294	$3,781
Unpaid principal balance	8,053	4,836
Discount	704	–
Related allowance	1,055	1,055

In December 2011, we exchanged mortgage loans with a fair value of $130.4 million and investment real estate with a fair value of $5.0 million with another wholly owned subsidiary of FBL Financial Group, Inc. for loans with a fair value of $132.5 million and cash totaling $2.9 million. We realized a gain of $7.4 million on the sale transactions and the loans were purchased at a discount of $0.7 million at December 31, 2011.

Allowance on Mortgage Loans

	Year ended December 31,
	2011	2010
	(Dollars in thousands)
Balance at beginning of period	$1,055	$240
Allowances established	–	815
Balance at end of period	$1,055	$1,055

Components of Net Investment Income

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Fixed maturities – available for sale	$300,249	$279,170	$258,356
Equity securities – available for sale	3,368	3,252	3,002
Mortgage loans	34,613	35,638	36,895
Real estate	367	380	260
Policy loans	9,170	9,782	9,989
Short-term investments, cash and cash equivalents	35	28	86
Prepayment fee income and other	1,546	407	(8)
	349,348	328,657	308,580
Less investment expenses	(7,604)	(6,741)	(6,046)
Net investment income	$341,744	$321,916	$302,534

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Realized Gains (Losses) – Recorded in Income

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Realized gains (losses) on sales of investments
Fixed maturities – available for sale:
Gross gains	$5,231	$21,475	$14,412
Gross losses	(213)	(366)	(6,437)
Equity securities – available for sale	(5)	(1)	85
Mortgage loans	7,389	(29)	–
Real estate	–	(130)	–
Short-term investments, cash and cash equivalents	–	40	–
Securities and indebtedness of related parties	13	21	44
Net impairment loss recognized in earnings	(13,651)	(9,736)	(38,408)
Realized gains (losses) on investments recorded in income	$(1,236)	$11,274	$(30,304)

Proceeds from sales of fixed maturity securities – available for sale were $70.7 million in 2011, $251.4 million in 2010 and $240.2 million in 2009.

Included in the net impairment loss recognized in earnings in 2011 is an other-than-temporary impairment of $4.7 million related to an equity method investment held as securities and indebtedness of related parties, which is undergoing financial difficulties as a result of class action litigation.

Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value during the year. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturity Securities

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated for which a portion of the other-than-temporary impairment was recognized in other comprehensive income and corresponding changes in such amounts.

	Year-ended December 31,
	2011	2010
	(Dollars in thousands)
Balance at beginning of period	$(29,256)	$(36,995)
Increases for which an impairment was not previously recognized	(216)	(3,566)
Increases to previously impaired investments	(1,238)	(5,028)
Reductions due to investments sold	102	16,333
Reductions due to change of intent to not hold investments	8,129	–
Balance at end of period	$(22,479)	$(29,256)

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and are then required to consolidate it for financial reporting purposes. None of our VIE investees were required to be consolidated during 2011, 2010 or 2009. Our VIE investments are as follows:

	December 31, 2011		December 31, 2010
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
Real estate limited partnerships	$17,948	$17,948	$16,900	$16,900

The real estate limited partnerships had revenues totaling $4.9 million for 2011, $5.4 million for 2010 and $4.0 million for 2009. We may make commitments to fund partnership investments in the normal course of business.

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We did not have any other commitments to investees designated as VIE's during the years ended December 31, 2011, 2010 or 2009.

Other

At December 31, 2011, affidavits of deposits covering investments with a carrying value totaling $6,022.4 million were on deposit with state agencies to meet regulatory requirements. Fixed maturity securities with a carrying value of $298.3 million were on deposit with the Federal Home Loan Bank as collateral for funding agreements. Also, fixed maturity securities with a carrying value of $1.8 million were on deposit as collateral for an operating lease on software.

At December 31, 2011 we had committed to provide additional funds for investments in limited partnerships. The amounts of these unfunded commitments totaled $61.4 million.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2011 include fixed maturity, real estate, mortgage loans, short-term and equity securities totaling $5.4 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholders' equity at December 31, 2011.

3) Derivative Instruments

We are not significantly involved in hedging activities and have limited exposure to derivatives. None of our derivatives are considered effective hedges for financial reporting purposes. Derivative assets, which are included in Reinsurance Recoverable and Other Assets, totaled $3.7 million at December 31, 2011 and $1.5 million at December 31, 2010. Our derivative assets consist of embedded derivatives within our modified coinsurance agreements, collateralized debt obligation and call options which provide an economic hedge for a small block of index annuity contracts. Derivative liabilities totaled $0.4 million at December 31, 2011 and $1.5 million at December 31, 2010 and included derivatives embedded within our index annuity contracts and an interest rate swap which matured during June 2011. The net loss recognized on these derivatives was $1.2 million in 2011, $0.3 million in 2010 and $1.2 million in 2009.

During prior years we held interest rate swaps to manage the interest rate risk associated with a portion of our flexible premium deferred annuity contracts. A $50.0 million notional amount interest rate swap associated with the deferred annuity contracts matured on June 1, 2011. At December 31, 2010, we had master netting agreements with counterparties covering cash collateral receivable totaling $1.3 million. We did not have any excess collateral or off-balance sheet collateral at December 31, 2011 or 2010.

4) Fair Value

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or those for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. For some investments, little market activity may exist and management's determination of fair value is then based on the best information available in the circumstances, and may incorporate management's own assumptions of what a market participant would consider for the fair value, which involves a significant degree of judgment.

Certain market sectors remain somewhat dislocated following periods of volatile and illiquid market conditions over the past two years, increasing the difficulty in valuing certain instruments, as trading has been less frequent and/or market data less observable. As a result, certain valuations require greater estimation and judgment as well as more complex valuation methods.

These values may not ultimately be realizable in a market transaction, and such values may change rapidly as market conditions change and valuation assumptions are modified.

We used the following methods and assumptions in estimating the fair value of our financial instruments.

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Fixed maturity securities: Fair values of fixed maturity securities are based on quoted market prices in active markets when available. For those securities where no active market prices are available, we use the Level 2 or 3 valuation methodologies described below.

Equity securities: Fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans: Fair values are estimated by discounting expected cash flows of each loan at an interest rate equal to a spread above the U.S. Treasury bond yield that corresponds to the loan's expected life. These spreads are based on overall market pricing of commercial mortgage loans at the time of valuation. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral, which uses appraised values.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Other investments, cash and short-term investments: Fair values for call options are based on counterparty market prices adjusted for a credit component of the counterparty. Prices are verified internally using analytical tools. All other amounts are reported at historical cost, adjusted for amortization of premiums or accrual of discounts, as applicable, which approximates the fair values due to the nature of these assets.

Reinsurance recoverable: Fair values for the embedded derivatives in our modified coinsurance contracts under which we cede or assume business are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

Assets held in separate accounts: Fair values are based on quoted net asset values of the underlying mutual funds.

Future policy benefits, supplemental contracts without life contingencies and advance premiums and other deposits: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For deposit liabilities with no defined maturities, fair value is the amount payable on demand. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Other liabilities: Fair values for interest rate swaps are based on counterparty market prices adjusted for a credit component of the counterparty, net of collateral paid. Prices are verified internally using analytical tools. Other liabilities also include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values of these derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair values for the remainder of the other liabilities balances.

Liabilities related to separate accounts: Fair values are based on cash surrender value, the cost we would incur to extinguish the liability.

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Fair Values and Carrying Values

	December 31,
	2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities – available for sale	$5,562,462	$5,562,462	$4,848,532	$4,848,532
Equity securities – available for sale	55,781	55,781	54,831	54,831
Mortgage loans	558,243	581,273	552,348	572,870
Policy loans	172,368	229,202	169,105	208,382
Other investments	84	84	329	329
Cash and short-term investments	103,216	103,216	167,258	167,258
Reinsurance recoverable	3,391	3,391	–	–
Assets held in separate accounts	603,903	603,903	675,586	675,586
Liabilities
Future policy benefits	$2,963,374	$2,944,748	$2,693,543	$2,557,722
Supplemental contracts without life contingencies	359,663	311,355	353,507	316,323
Advance premiums and other deposits	200,353	200,353	178,571	178,571
Other liabilities	64	64	1,088	1,088
Liabilities related to separate accounts	603,903	592,813	675,586	660,688

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories.

Level 1 – Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash and U.S. Treasury securities.

Level 2 – Pricing inputs are other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methods. Financial instruments in this category include fixed maturity securities (including public and private bonds), less liquid and restricted equity securities and over-the-counter derivatives that are priced by third-party pricing services or internal systems using observable inputs.

Fair values of all Level 2 fixed maturity public securities are obtained primarily from a variety of independent pricing sources, whose results we evaluate internally. We generally obtain one or two prices per security, which are compared to relevant credit information, perceived market movements and sector news. Market indices of similar rated asset class spreads are consulted for valuations and broker indications of similar securities are compared. If the issuer has had trades in similar debt outstanding but not necessarily the same rank in the capital structure, spread information is used to support fair value. If discrepancies are identified, additional quotes are obtained and the quote that best reflects a fair value exit price at the reporting date is selected. Fair value of most of our private investments are determined using matrix pricing with substantially all observable inputs, such as industry classification, duration and rating.

Level 3 – Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category include mortgage or other asset-backed securities and other publicly traded issues and private corporate securities for which non-binding broker and internally developed valuations are utilized.

Fair values of private investments in Level 3 are determined by reference to public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained, the fair value is determined using an enhanced matrix calculation.

The matrix pricing we and pricing services perform include a discounted cash flow analysis using a spread, including the specific creditors' credit default swap spread (if available), over U.S. Treasury bond yields, adjusted for the maturity/average life differences. Spread adjustments are intended to reflect an illiquidity

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premium and take into account a variety of factors including but not limited to: senior unsecured versus secured status, par amount outstanding, number of holders, maturity, average life, composition of lending group and debt rating. These valuation methodologies involve a significant degree of judgment.

Management takes into consideration several sources of data in determining the fair values of fixed maturity and equity securities. Our valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded. Lastly, securities are priced using internal cash flow modeling techniques.

We evaluate the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. Monthly we analyze the information obtained from third party services and brokers to assess whether the information is reasonable and produces a reasonable estimate of fair value. We take into consideration both qualitative and quantitative factors as part of this analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. We also compare price movement trends, considering the reasons for both significant price movements between periods or a lack of movement where we have become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2011
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$2,791,735	$106,412	$2,898,147
Residential mortgage-backed securities	–	668,228	7,711	675,939
Commercial mortgage-backed securities	–	462,996	27,899	490,895
Other asset-backed securities	–	254,702	113,458	368,160
Collateralized debt obligation	–	–	270	270
United States Government and agencies	15,421	22,556	12,588	50,565
State, municipal and other governments	–	1,066,442	12,044	1,078,486
Non-redeemable preferred stocks	–	19,955	14,447	34,402
Common stocks	1,426	19,953	–	21,379
Other investments	–	84	–	84
Cash and short-term investments	103,216	–	–	103,216
Reinsurance recoverable	–	3,391	–	3,391
Assets held in separate accounts	603,903	–	–	603,903
Total assets	$723,966	$5,310,042	$294,829	$6,328,837
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$302	$302
Other liabilities	–	64	–	64
Total liabilities	$–	$64	$302	$366

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2010
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$2,352,464	$117,164	$2,469,628
Residential mortgage-backed securities	–	698,447	10,254	708,701
Commercial mortgage-backed securities	–	373,291	32,088	405,379
Other asset-backed securities	–	243,573	15,247	258,820
Collateralized debt obligation	–	–	1,220	1,220
United States Government and agencies	14,842	25,174	8,188	48,204
State, municipal and other governments	–	943,886	12,694	956,580
Non-redeemable preferred stocks	–	24,977	9,150	34,127
Common stocks	1,546	19,158	–	20,704
Other investments	–	329	–	329
Cash and short-term investments	167,258	–	–	167,258
Assets held in separate accounts	675,586	–	–	675,586
Total assets	$859,232	$4,681,299	$206,005	$5,746,536
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$375	$375
Other liabilities	–	1,088	–	1,088
Total liabilities	$–	$1,088	$375	$1,463

Approximately 5.0% of the total fixed maturities are included in the Level 3 group at December 31, 2011 and 4.1% at December 31, 2010. The fair value of the assets and liabilities above include the financial instruments' nonperformance risk. Nonperformance risk is the risk that the instrument will not be fulfilled and affects the value at which the instrument could be transferred in an orderly transaction. The nonperformance risk for our assets reported at fair value totaled less than $0.1 million at December 31, 2011 and 2010. Our nonperformance risk decreased the fair value of our reported liabilities $0.1 million at December 31, 2011 and 2010.

Level 3 Fixed Maturity Securities on a Recurring Basis by Valuation Source

	December 31, 2011
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$77,588	$28,824	$106,412
Residential mortgage-backed securities	7,711	–	7,711
Commercial mortgage-backed securities	27,899	–	27,899
Other asset-backed securities	113,458	–	113,458
Collateralized debt obligation	270	–	270
United States Government and agencies	12,588	–	12,588
State, municipal and other governments	8,164	3,880	12,044
Total	$247,678	$32,704	$280,382
Percent of total	88.3%	11.7%	100.0%

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	December 31, 2010
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$86,375	$30,789	$117,164
Residential mortgage-backed securities	10,254	–	10,254
Commercial mortgage-backed securities	28,832	3,256	32,088
Other asset-backed securities	14,909	338	15,247
Collateralized debt obligation	1,220	–	1,220
United States Government and agencies	8,188	–	8,188
State, municipal and other governments	8,267	4,427	12,694
Total	$158,045	$38,810	$196,855
Percent of total	80.3%	19.7%	100.0%

Level 3 Financial Instruments Changes in Fair Value Recurring Basis – Assets

	December 31, 2011
				Realized and unrealized gains (losses), net
	Balance, December 31, 2010	Purchases	Disposals	Included in net income (3)	Included in other compre- hensive income	Net transfers in (out) of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2011
	(Dollars in thousands)
Corporate securities	$117,164	$6,469	$(8,478)	$(1,000)	$(531)	$(7,191)	$(21)	$106,412
Residential mortgage-backed securities	10,254	–	(2,450)	–	(46)	–	(47)	7,711
Commercial mortgage-backed securities	32,088	6,885	(271)	–	1,802	(12,352)	(253)	27,899
Other asset-backed securities	15,247	111,356	(4,501)	(1,503)	(613)	(7,759)	1,231	113,458
Collateralized debt obligation	1,220	–	–	(950)	–	–	–	270
United States Government and agencies	8,188	4,000	–	–	394	–	6	12,588
State, municipal and other governments	12,694	–	(648)	–	(2)	–	–	12,044
Non-redeemable preferred stocks	9,150	–	–	–	157	5,140	–	14,447
Total	$206,005	$128,710	$(16,348)	$(3,453)	$1,161	$(22,162)	$916	$294,829

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	December 31, 2010
				Realized and unrealized gains (losses), net
	Balance, December 31, 2009	Purchases	Disposals	Included in net income	Included in other compre- hensive income	Net transfers in (out) of Level 3 (2)	Amort- ization included in net income	Balance, December 31, 2010
	(Dollars in thousands)
Corporate securities	$112,673	$3,457	$(8,284)	$–	$9,126	$72	$120	$117,164
Residential mortgage-backed securities	–	10,233	–	–	56	–	(35)	10,254
Commercial mortgage-backed securities	30,334	–	(1,909)	(53)	3,995	–	(279)	32,088
Other asset-backed securities	12,805	6,961	(1,274)	(4,974)	5,904	(4,672)	497	15,247
Collateralized debt obligation	7,572	–	(6,520)	168	–	–	–	1,220
United States Government and agencies	7,831	–	–	–	352	–	5	8,188
State, municipal and other governments	19,184	–	(601)	–	59	(5,948)	–	12,694
Non-redeemable preferred stocks	7,399	–	–	–	(530)	2,281	–	9,150
Other investments	1,882	–	(1,857)	–	–	–	(25)	–
Total	$199,680	$20,651	$(20,445)	$(4,859)	$18,962	$(8,267)	$283	$206,005

(1)  Included in the net transfers in (out) line is $42.2 million of securities that were priced using a broker only quote at December 31, 2010 that were transferred to a pricing service that uses observable market data in the prices and $20.0 million that were transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2011. There were no transfers between Level 1 and Level 2 during 2011.

(2)  Included in the net transfers in (out) line is $26.8 million of securities that were priced using a broker only quote at December 31, 2009 that were transferred to a pricing service that uses observable market data in the prices and $18.5 million that were transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2010. There were no transfers between Level 1 and Level 2 during 2010.

(3)  The change in unrealized gains (losses) included in net income relating to positions still held on a collateralized debt obligation was ($1.0) million at December 31, 2011 and ($0.3) million at December 31, 2010.

Level 3 Financial Instruments Changes in Fair Value Recurring Basis – Future Policy Benefits

	Year ended December 31,
	2011	2010
	(Dollars in thousands)
Index Product Embedded Derivatives:
Balance, beginning of period	$375	$670
Benefit outflows	230	197
Impact of unrealized gains, net	(303)	(492)
Balance, end of period	$302	$375
Change in unrealized gains/losses on embedded derivatives held at end of period	$(303)	$(492)

Level 3 Financial Instruments Fair Valued on a Non-Recurring Basis

Certain assets are measured at fair value on a nonrecurring basis. During 2010, certain mortgage loans had been impaired or written down to a fair value totaling $1.1 million which resulted in an impairment of $0.8 million recorded in net realized gains (losses) on investments. These collateral dependent mortgage loans are a Level 3

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fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. There were no mortgage loans impaired to fair value during 2011.

During 2010, real estate had been impaired or written down to a fair value totaling $1.1 million which resulted in an impairment of less than $0.1 million recorded in net realized gains (losses) on investments. These are a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs. There was no real estate impaired to fair value during 2011.

5) Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.5 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. The maximum loss we could incur as a result of losses assumed from other pool members is $7.2 million per event. As of the date of this filing, there have been no claims on the reinsurance pool.

We also have an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $12.0 million. A maximum occurrence limit of $50.0 million applies to policies written on agents of the company who are participating in company-sponsored incentive trips. All other occurrence catastrophes are unlimited in amount.

Life insurance in force ceded on a consolidated basis totaled $11,031.5 million (22.2% of direct life insurance in force) at December 31, 2011 and $10,002.3 million (20.9% of direct life insurance in force) at December 31, 2010. Insurance premiums and product charges have been reduced by $29.7 million in 2011, $30.9 million in 2010 and $30.2 million in 2009 and insurance benefits have been reduced by $15.7 million in 2011, $14.7 million in 2010 and $16.6 million in 2009 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Prior to December 30, 2011, we assumed from EquiTrust Life Insurance Company (EquiTrust Life), a former subsidiary of FBL Financial Group, Inc., certain life insurance business above its retention limit. On December 30, 2011, EquiTrust Life transferred to the Company certain life insurance and annuity business originally assumed from or ceded to third party insurance entities. The existing agreements were novated and we, in turn, became the assuming/ceding company of record with these entities under the same terms and conditions of the original contracts. At the same time, we also began assuming primarily closed blocks of direct life insurance and annuity business from EquiTrust Life. Under these agreements we received $14.7 million of fixed maturity securities, $1.4 million of policy loans and $16.5 million of reinsurance recoverables and other assets, and assumed policy and other obligations of $32.6 million. With these agreements, life insurance in force assumed increased to $588.8 million (1.5% of total life insurance in force) at December 31, 2011 compared to $47.6 million (0.1% of total life insurance in force) at December 31, 2010. Premiums and product charges assumed totaled less than $0.1 million in 2011, $0.1 million in 2010 and $0.2 million in 2009. No insurance benefits were assumed in 2011, 2010 or 2009.

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Policy Provisions

Analysis of the Value of Insurance In Force Acquired

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$33,403	$35,123	$37,886
Impact of reclassification of realized losses to accumulated other comprehensive income (loss)	–	–	(129)
Accretion of interest during the year	1,266	415	1,607
Amortization of asset	3,394	(2,135)	(4,241)
Balance prior to impact of net unrealized investment gains and losses	38,063	33,403	35,123
Impact of net unrealized investment gains and losses	(12,281)	(5,697)	3,658
Balance at end of year	$25,782	$27,706	$38,781

As described in Note 1, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force acquired, resulting in a $6.9 million reduction in amortization. Net amortization, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2012 – $2.9 million; 2013 – $2.9 million; 2014 – $2.8 million; 2015 – $2.9 million; 2016 – $2.5 million and thereafter, through 2031 – $24.1 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in 2011, separate accounts of reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDBs), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2011		December 31, 2010
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$173,734	$2,209	$189,279	$2,052
Return the greater of highest anniversary value or net deposits	286,631	30,765	221,758	11,413
Incremental death benefit	230,248	24,252	176,423	18,746
Guaranteed minimum income benefit	35,371	10	37,895	3
Total		$57,236		$32,214

The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs, or GMIBs determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $2.1 million at December 31, 2011 and $0.9 million at December 31, 2010. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 55 years at December 31, 2011 and 56 years December 31, 2010. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.2 million for 2011, $0.3 million for 2010 and $0.5 million for 2009.

6) Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and certain of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed

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a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred income tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred income tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred income tax assets related to unrealized losses on our investments are temporary as we have the ability to hold the investments until maturity, at which time, the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2011 and 2010.

Income Tax Expenses (Credits)

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before noncontrolling interest and equity income (loss):
Current	$39,678	$24,339	$18,128
Deferred	3,411	22,754	12,286
	43,089	47,093	30,414
Equity income (loss) – current	(890)	1,862	404
Taxes provided in consolidated statements of changes in stockholders' equity:
Change in net unrealized investment gains/losses – deferred	63,903	61,708	109,584
Non-credit impairment losses – deferred	(2,294)	(7,190)	(7,702)
Other – deferred	(4)	163	5
	61,605	54,681	101,887
	$103,804	$103,636	$132,705

The consolidated statements of changes in stockholder's equity also include tax reclassifications of $2.3 million in 2010 related to the reclassification of an embedded credit derivative loss as discussed in Note 1 and $3.6 million in 2009 related to the reclassification of non-credit impairment losses.

Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Income before income taxes, noncontrolling interest and equity income (loss)	$132,441	$141,240	$94,372
Income tax at federal statutory rate (35%)	$46,354	$49,434	$33,030
Tax effect of:
Tax-exempt dividend and interest income	(2,231)	(1,884)	(2,004)
Gain on sale of home office building	(369)	(369)	(369)
Other items	(665)	(88)	(243)
Income tax expense	$43,089	$47,093	$30,414

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Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2011	2010
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$22,071	$27,198
Accrued benefit and compensation costs	7,739	7,250
Accrued dividends	3,032	3,126
Other	1,486	350
	34,328	37,924
Deferred income tax liabilities:
Fixed maturity and equity securities	123,458	30,188
Deferred acquisition costs	84,923	117,028
Value of insurance in force acquired	9,023	9,697
Property and equipment	1,645	1,398
Other	1,219	537
	220,268	158,848
Net deferred income tax liability	$185,940	$120,924

We recognize the benefits of uncertain tax positions in accordance with the provisions of the FASB interpretation on accounting for uncertainty in income taxes. At December 31, 2011 and 2010, we have recorded an insignificant reserve for uncertain tax positions. Unrecognized tax benefits included in our reserve, if recognized, would impact our effective tax rate, although we do not expect these impacts to be material. We recognized interest related to unrecognized tax benefits in interest expense and related penalties in other expenses.

We do not expect any significant increases or decreases in the amount of our reserve for uncertain tax positions within the next twelve months. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2005.

7) Retirement and Compensation Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all employees providing service to us and the employees providing service to other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee's compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.6 million in 2011, $3.4 million in 2010 and $4.5 million in 2009.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contributed cash in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.6 million in 2011, 2010 and 2009.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent

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with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. Postretirement benefit expense totaled $0.1 million in 2011, 2010 and 2009.

8) Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF) and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF is the majority stockholder of FBL Financial Group, Inc.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred expenses related to these agreements totaling $2.6 million in 2011, $2.2 million in 2010 and $2.1 million in 2009.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $1.2 million during 2011, $1.5 million during 2010 and $1.6 million during 2009 under these agreements. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.8 million in 2011, $1.0 million in 2010 and less than $0.8 million in 2009.

FBL Investment Management Services, Inc. (formerly EquiTrust Investment Management Services, Inc.), an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $6.0 million during 2011, $5.6 million during 2010 and $5.1 million during 2009 related to these services.

We have service agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $9.7 million in 2011, $8.7 million in 2010 and $8.6 million in 2009 relating to these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2011, 2010 and 2009. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.5 million in 2011 and 2010 and $1.4 million in 2009.

9) Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation where damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. In recent years, companies in the life insurance and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. We are not aware of any such matters threatened or pending.

In 2006, we incurred a pre-tax charge of $4.9 million relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ended litigation regarding the process we followed in denying insurance coverage for medical reasons. Insurance claims were filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage was denied. A lawsuit was filed against the insurer and the insurance broker to recover those damages. Claims against the insurer were dismissed in prior court rulings. Claims against the broker for failure to provide timely notice of our claim to said insurers were dismissed by the Polk County, Iowa, District Court, in a December 29, 2011 ruling, which found that even if the insurer had received timely notice, there would have been no coverage. An appeal of that ruling was filed in the second quarter of 2012 and resolution is not anticipated until 2013. Any recoveries will be recorded in net income in the period the recovery is received.

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Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims to be paid during the period and a liability is established at each balance sheet date for any unpaid claims. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 10-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2011 is as follows: 2012 – $1.6 million, 2013 – $1.6 million, 2014 – $1.6 million, 2015 – $1.6 million, 2016 – $1.6 million and thereafter, through 2021 – $7.8 million. Rent expense for the lease totaled $2.0 million in 2011, $2.1 million in 2010 and $1.9 million in 2009. These amounts are net of $1.1 million in 2011, 2010 and 2009 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $1.3 million at December 31, 2011 and $2.4 million at December 31, 2010.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. We held a liability for guarantee funds of $1.9 million at December 31, 2011 and 2010, and premium tax offset assets of $2.6 million at December 31, 2011 and $2.9 million at December 31, 2010. Expenses (recoveries) incurred for guaranty fund assessments, net of related premium tax offsets and refunds received, totaled less than $0.1 million in 2011, less than ($0.1) million in 2010 and ($0.1) million in 2009.

10) Statutory Insurance Information

Our statutory financial statements are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State Iowa (the "Insurance Division"). The Insurance Division has adopted the accounting guidance contained in the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (the "Manual") as the prescribed accounting practice for insurance companies domiciled in Iowa. The Insurance Division may permit accounting practices which differ from those prescribed by the Manual. None of our statutory accounting practices differed materially from those prescribed by the Manual. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Statutory Information

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Net gain from operations (excludes impact of realized gains and losses on investments)	$87,792	$65,149	$78,747
Net income	72,653	72,296	45,518

	December 31,
	2011	2010
	(Dollars in thousands)
Capital and surplus	$509,151	$453,631

State laws specify regulatory actions if an insurer's risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company's capital and surplus, including insurance, business, asset and interest rate risks. At December 31, 2012, Farm Bureau Life exceeded the minimum RBC requirements.

Our ability to pay dividends to our parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of adjusted policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding

34

calendar year. During 2012, the maximum amount legally available for distribution to our parent company without further regulatory approval is $87.8 million.

11) Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity (formerly known as "Traditional Annuity – Exclusive Distribution") and Life Insurance (formerly known as "Traditional and Universal Life Insurance") product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products and other investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments. Operating income for the three years ended December 31, 2011 represents net income excluding, as applicable, the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

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Financial Information Concerning our Operating Segments

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Operating revenues:
Annuity	$182,637	$167,105	$149,545
Life Insurance	353,198	340,015	323,757
Corporate and Other	71,723	68,125	66,930
	607,558	575,245	540,232
Realized gains (losses) on investments (A)	(1,233)	11,315	(30,385)
Change in net unrealized gains/losses on derivatives (A)	(245)	1,618	3,774
Consolidated revenues	$606,080	$588,178	$513,621
Net investment income:
Annuity	$181,971	$166,538	$148,650
Life Insurance	135,395	132,236	128,606
Corporate and Other	24,623	21,524	21,504
	341,989	320,298	298,760
Change in net unrealized gains/losses on derivatives (A)	(245)	1,618	3,774
Consolidated net investment income	$341,744	$321,916	$302,534
Depreciation and amortization:
Annuity	$12,027	$8,380	$11,586
Life Insurance	23,040	27,727	25,956
Corporate and Other	7,580	8,610	4,653
	42,647	44,717	42,195
Realized gains/losses on investments (A)	686	2,568	35
Change in net unrealized gains/losses on derivatives (A)	(148)	564	1,110
Consolidated depreciation and amortization	$43,185	$47,849	$43,340
Pre-tax operating income:
Annuity	$59,261	$51,521	$34,006
Life Insurance	55,250	57,241	71,120
Corporate and Other	20,345	27,578	18,142
	134,856	136,340	123,268
Income taxes on operating income	(42,906)	(45,375)	(40,528)
Realized gains/losses on investments (A)	(1,248)	5,685	(19,772)
Change in net unrealized gains/losses on derivatives (A)	(64)	958	1,743
Consolidated net income attributable to Farm Bureau Life Insurance Company	$90,638	$97,608	$64,711

	December 31,
	2011	2010
	(Dollars in thousands)
Assets:
Annuity	$3,460,039	$3,173,757
Life Insurance	2,592,460	2,486,455
Corporate and Other	1,438,711	1,479,636
	7,491,210	7,139,848
Unrealized gains in accumulated other comprehensive income (A)	221,227	52,326
Consolidated assets	$7,712,437	$7,192,174

(A)  Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, value of insurance in force acquired and income taxes attributable to these items.

36

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill was allocated to the Annuity ($3.9 million) and Life Insurance ($6.1 million) segments at December 31, 2011 and 2010.

Premiums collected, which is not a measure used in financial statements prepared according to GAAP, include premiums received on life insurance policies and deposits on annuities and universal life-type products. Net premiums collected totaled $665.4 million in 2011, $610.5 million in 2010 and $597.6 million in 2009.

Under GAAP, premiums on whole life and term life policies are recognized as revenues over the premium-paying period and reported in the Life Insurance segment. The following chart provides a reconciliation of life insurance premiums collected to those reported in the GAAP financial statements.

Reconciliation of Traditional Life Insurance Premiums, Net of Reinsurance

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Traditional and universal life insurance premiums collected	$228,788	$212,987	$200,944
Premiums collected on interest sensitive products	(60,131)	(50,824)	(48,589)
Traditional life insurance premiums collected	168,657	162,163	152,355
Change in due premiums and other	(237)	(164)	927
Traditional life insurance premiums	$168,420	$161,999	$153,282

There is no comparable GAAP financial measure for premiums collected on annuities and universal life-type products. GAAP revenues for those interest sensitive and variable products consist of various policy charges and fees assessed on those contracts, as summarized in the chart below.

Interest Sensitive Product Charges by Segment

	Year ended December 31,
	2011	2010	2009
	(Dollars in thousands)
Annuity
Administration charges	$20	$20	$37
Surrender charges	644	537	778
Total	$664	$557	$815
Life Insurance
Administration charges	$9,785	$8,135	$6,941
Cost of insurance charges	37,280	35,254	32,666
Surrender charges	576	541	438
Amortization of policy initiation fees	1,313	1,293	1,390
Total	$48,954	$45,223	$41,435
Variable
Administration charges	$5,948	$5,689	$5,697
Cost of insurance charges	28,814	29,546	29,356
Surrender charges	801	1,176	1,334
Separate account charges	7,006	6,905	6,002
Amortization of policy initiation fees	1,214	1,162	878
Total	$43,783	$44,478	$43,267
Consolidated interest sensitive product charges	$93,401	$90,258	$85,517

37

Premium Concentration by State

	Year ended December 31,
	2011	2010	2009
Life and annuity collected premiums:
Iowa	27.8%	27.4%	28.9%
Kansas	19.4	21.6	18.7
Oklahoma	8.8	8.4	11.3

38

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)(1)	All Financial Statements are included in either the Prospectus or the Statement of Additional Information, as indicated therein.

(2)	Financial Statement Schedules.(14)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

All required financial statements are included in Part B.
(b)	Exhibits

(1)	Certified resolution of the board of directors of Farm Bureau Life Insurance Company (the “Company”) establishing Farm Bureau Life Annuity Account (the “Account”).(3)

(2)	Not Applicable.

(3)	(a) Underwriting Agreement.(11)
(b) Paying Agent Agreement.(7)

(4)	(a) Contract Form.(1)
(b) Variable Settlement Agreement.(5)
(c) Incremental Death Benefit Rider.(6)

(5)	Contract Application.(2)

(6)	(a) Articles of Incorporation of the Company.(3)
(b) By-Laws of the Company.(3)

(7)	Not Applicable.

(8)	(a) Amended and Restated Participation agreement relating to EquiTrust Variable Insurance Series Fund.(10)

(a)(1) Administrative Services Agreement.(13)

(b) Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds.(11)

(b)(1) Amended and Restated Service Contract.(13)

(b)(2) Service Agreement.(13)

(c) Participation agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(4)

(c)(1) Amended Schedule to Participation Agreement.(8)

(c)(2) Amended Schedule to Participation Agreement.(11)

(d) Participation Agreement relating to American Century Funds.(8)

(d)(1) Amendment to Shareholder Services Agreement.(9)

(d)(2) Amendment to Participation Agreement.(11)

(d)(3) Amendment to Shareholder Services Agreement.(11)

(d)(4) Novation Agreement relating to American Century Investment Services, Inc. (12)

(e) Participation Agreement and Administrative Services Agreement relating to Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund.(8)

(e)(1) Amended Schedule to Participation Agreement and Distribution Agreement.(9)

(e)(2) Supplemental Agreement (Rule 22c-2).(10)

(e)(3) Amendment to Administrative Services Agreement.(11)

(e)(4) Amendment to Participation Agreement.(11)

(f) Participation Agreement relating to Federated Insurance Series Fund.(14)

(f)(1) First Addendum to Fund Participation Agreement.(14)

(g) Participation Agreement relating to Franklin Templeton Funds.(8)

(g)(1) Amendment to Participation Agreement.(11)

(g)(2) Amendment to Participation Agreement.(9)

(g)(3) Amendment to Participation Agreement.(11)

(g)(4) Amendment to Participation Agreement.(11)

(h) Participation Agreement relating to JP Morgan Series Trust II.(8)

(h)(1) Amendment to Participation Agreement (Rule 22c-2).(10)

(h)(2) Amendment to Participation Agreement. (12)

(h)(3) Amendment to Supplemental Payment Agreement. (12)

(i) Participation Agreement relating to Summit Pinnacle Series.(8)

(i)(1) Amendment to Participation Agreement.(11)

(i)(2) Rule 12b-1 Agreement.(11)

(i)(3) Amendment to Administrative Services Agreement.(11)

(j)(1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(10)

(j)(2) American Century Shareholder Information Agreement (Rule 22c-2).(10)

(j)(3) Federated Shareholder Information Agreement (Rule 22c-2).(14)

(j)(4) Fidelity Shareholder Information Agreement (Rule 22c-2).(10)

(j)(5) Franklin Shareholder Information Agreement (Rule 22c-2).(10)

(j)(6) Summit Shareholder Information Agreement (Rule 22c-2).(10)

(9)	Opinion and Consent of David A. McNeill, Esquire.(14)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (14)
(b) Consent of Ernst & Young LLP.(14)
(c) Opinion and Consent of Carolyn Eddy Langenwalter, Illustration Actuary.(14)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Not Applicable.

(14)	Powers of Attorney.(14)

(1)	Incorporated herein by reference to Exhibit (4)(b) in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(2)	Incorporated herein by reference to Exhibit (5)(b) in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on May 1, 1998.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 1999.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on February 23, 2000.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on February 23, 2001.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 26, 2001.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on September 27, 2001.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 29, 2005.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 2007.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 2008.

(12)	Incorporated herein by reference to Post Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 28, 2010.

(13)	Incorporated herein by reference to Post-Effective Amendment No.23 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 29, 2011.

(14)	Filed herein.

Item 25. Directors and Officers of the Company

Name and
Principal Business Address*	Positions and Offices
Steven L. Baccus	Director
William C. Bruins	Director
Doyle Johannes	Director
Doug Gronau	Director
Robert A. Hanson	Director
Perry E. Livingston	Director
Joe D. Heinrich	Director
Charles E. Norris	Director
Steve Nelson	Director
Kevin J. Paap	Director
Frank S. Priestley	Director
Kevin G. Rogers	Director
Calvin L. Rozenboom	Director
Michael L. Spradling	Director
Philip J. Sundblad	Director
Scott E. VanderWal	Director
Michael S. White	Director
Craig D. Hill	President and Director

Name and
Principal Business Address*	Positions and Offices
Leland J. Hogan	Vice President and Director
James E. Hohmann	Chief Executive Officer
Dennis J. Presnall	Senior Vice President and Secretary
Richard J. Kypta	Executive Vice President—Farm Bureau Life
James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer
Charles T. Happel	Executive Vice President—Chief Investment Officer
David A. McNeill	Vice President—General Counsel and Assistant Secretary
Kevin R. Slawin	Executive Vice President—Marketing and Distribution
Ray Wasilewski	Vice President—Information Technology
David T. Sebastian	Vice President—Strategy and Business Development
Donald J. Seibel	Vice President—Finance
Lori Geadelmann	Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer
Paul Grinvalds	Life New Business Vice President
Russell J. Wiltgen	Chief Actuary
Lori K. Strottman	Vice President—Human Resources
Michael Mock	Vice President—Assistant General Counsel
Scott S. Shuck	Vice President—Marketing & Sales Services
Robert A. Simons	Vice President—Assistant General Counsel and Assistant Secretary
Cyrus S. Winters	Vice President—Sales
Tony Aldridge	Accounting Vice President
Rod Babbit	Regional Vice President
Laura Kellen Beebe	Securities Vice President
Nancy Doll	Marketing Communications Vice President
Rich Duryea	Regional Vice President
Carolyn Eddy Langenwalter	Illustration Actuary
Gary D. Harms	Agency Administration Vice President
Steven M. Knutzen	Life Sales Development Vice President
Danielle Kuhn	Accounting Vice President
Ronnie G. Lee	Regional Vice President
Kevin Slawin	Executive Vice President—Marketing & Distribution
Daniel Koster	Marketing Research and Analysis Vice President
Todd Jaramillo	Recruiting Services Vice President

Name and
Principal Business Address*	Positions and Offices
Brian Mamola	Vice President—Corporate Actuarial Appointed Actuary
Ron Mead	Regional Vice President
Jackie Marino	Life Underwriting Vice President—Governance and Chief Underwriter
David Merlo	Customer Marketing and Integration Vice President
John F. Mottet	Regional Vice President
Richard Murdock	Regional Vice President
Kenneth G. (Kip) Peters	Technical Services Vice President
Larry Riley	Regional Vice President
Robert J. Rummelhart	Investment Vice President
Herman Riva	Securities Vice President
Kristi Rojohn	Compliance Vice President
Janice K. Sewright	Vice President—Accounting
Douglas V. Shelton	Vice President—Tax & Corporate Planning
Christopher T. Shryack	Vice President—Life Sales
Roger PJ Soener	Investment Vice President, Real Estate
Kurt G. Larsen	Facilities Development Vice President

*                 The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL-FINANCIAL GROUP, INC.

Ownership Chart

03/31/2012

Item 27. Number of Contract Owners

As of April 23, 2012, there were 4,263 Qualified Contract Owners and 1,401 Non-Qualified Contract Owners.

Item 28. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Variable Account, and the separate accounts of EquiTrust Life Insurance Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of FBL Marketing Services, LLC

Name and
Principal Business Address*	Positions and Offices
Chris Shryack	President and Manager
James E. Hohmann	Chief Executive Officer
James P. Brannen	Chief Financial Officer and Treasurer
Richard J. Kypta	Executive Vice President
Russell Wiltgen	Executive Vice President
Kevin R. Slawin	Executive Vice President, Marketing and Distribution
David A. McNeill	General Counsel
Charles T. Happel	Chief Investment Officer
Cy Winters	Vice President—Sales and Manager
Robert A. Simons	Vice President—Assistant General Counsel—Securities
Doug Shelton	Vice President—Tax & Corporate Planning
Lori Geadelmann	Corporate Compliance Officer, Vice President — Assistant General Counsel and Manager
Kristi Rojohn	Compliance Vice President, Secretary and Manager
Deborah K. Peters	Chief Compliance Officer, Broker/Dealer Compliance Vice President
Danielle Kuhn	Accounting Vice President
Clint May	Counsel
Jennifer Morgan	Assistant Secretary
Erika Horstmann	Assistant Secretary
Sara Tamisiea	Assistant Secretary

*                 The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c)          Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

	Net Underwriting
Name of Principal	Discounts and	Compensation on	Brokerage
Underwriter	Commissions	Redemption	Commissions	Compensation*
FBL Marketing Services, Inc.	$1,169,145	NA	NA	$58,459

*                 Registered representative fees.

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either: (i) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 25th day of April, 2012.

FARM BUREAU LIFE ANNUITY ACCOUNT
(Registrant)

By:	/s/ Craig D. Hill
Craig D. Hill
President

By:	FARM BUREAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Craig D. Hill
Craig D. Hill
President, Farm Bureau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Craig D. Hill	President and Director	April 25, 2012
Craig D. Hill	[Principal Executive Officer]

/s/ James P. Brannen	Chief Financial Officer	April 25, 2012
James P. Brannen	and Chief Administrative
Officer, Treasurer
[Principal Financial and
Accounting Officer]

*	Director	April 25, 2012
Steven L. Baccus

*	Director	April 25, 2012
William C. Bruins

*	Director	April 25, 2012
Doug Gronau

*	Vice President and Director	April 25, 2012
Leland J. Hogan

Signature	Title	Date

*	Director	April 25, 2012
Robert A. Hanson

*	Director	April 25, 2012
Doyle Johannes

*	Director	April 25, 2012
Perry E. Livingston

*	Director	April 25, 2012
Joe D. Heinrich

*	Director	April 25, 2012
Charles E. Norris

*	Director	April 25, 2012
Steve Nelson

*	Director	April 25, 2012
Kevin J. Paap

*	Director	April 25, 2012
Frank S. Priestley

*	Director	April 25, 2012
Kevin G. Rogers

*	Director	April 25, 2012
Calvin L. Rozenboom

*	Director	April 25, 2012
Michael L. Spradling

*	Director	April 25, 2012
Philip J. Sundblad

*	Director	April 25, 2012
Scott E. VanderWal

*	Director	April 25, 2012
Michael S. White

*By:	/s/ David A. McNeill
David A. McNeill
Attorney-In-Fact,
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(a)(2)	Financial Statement Schedules.

8(f)	Participation Agreement relating to Federated Insurance Series Fund.

8(f)(1)	First Addendum to Fund Participation Agreement

8(j)(3)	Federated Shareholder Information Agreement.

(9)	Opinion and Consent of David A. McNeill, Esquire.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of Ernst & Young LLP.

(10)(c)	Consent of Carolyn Eddy Langenwalter, Illustration Actuary.

(14)	Powers of Attorney.